UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22652

First Trust Variable Insurance Trust
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust Variable Insurance Trust
Annual Report
For the Period Ended December 31, 2020

First Trust Variable Insurance Trust
Annual Report
December 31, 2020

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”), Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”), and/or Stonebridge (“Stonebridge” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Variable Insurance Trust (the “Trust”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any series (individually called a “Fund” and collectively the “Funds”) of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance.
By reading the portfolio commentary by the portfolio management team of each Fund, you may obtain an understanding of how the market environment affected each Fund’s performance. The statistical information that follows may help you understand each Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Variable Insurance Trust
Annual Letter from the Chairman and CEO
December 31, 2020
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the series of the First Trust Variable Insurance Trust (the “Funds”), which contains detailed information about the Funds for the twelve months ended December 31, 2020.
This past year has been a whirlwind of challenges for the U.S. and the coronavirus (“COVID-19”) pandemic tops the list. It has been a nasty, stubborn virus since it arrived early in 2020. Mistakes have been made, but talented people are working the problem. The U.S. appears to be on the cusp of turning the corner on this virus over the next few months thanks to a couple of vaccines that proved effective in clinical testing and garnered approval from the Food and Drug Administration in record time. Hopefully, more vaccines will be gaining approval soon. Speed is key when it comes to distributing the vaccines to the most vulnerable of our population. This is not the time for bottlenecks or logistical problems.
The COVID-19 pandemic not only derailed the bull market in stocks in the first quarter of 2020, but it also threw the U.S. economy into a recession (the first and second quarters of 2020 reflected negative real gross domestic product growth). In response to the negative fallout from the virus, the federal government has stepped up with trillions of dollars of stimulus to help backstop the millions of people who have lost their jobs, in many cases, through no fault of their own, or have seen their incomes slashed due to the curtailed business activity in certain sectors of the economy, such as leisure and entertainment. In addition to putting money in people’s pockets, the government’s efforts instilled some much needed confidence in the securities markets, in my opinion. After factoring in the 33.79% decline in the S&P 500® Index from February 19, 2020 through March 23, 2020, as measured by total return performance, the S&P 500® Index managed to stage a dramatic rally to end 2020 up 18.40%, according to Bloomberg. I think that is incredible when you consider that, from 1926 through 2019, the average annual total return on the S&P 500® Index was 10.20%, according to Morningstar/Ibbotson Associates.
We now know that the Democratic party completed its blue wave by winning the two Senate runoff elections in Georgia on January 5, 2021. And that means the Democrats have voting control, albeit by a slender margin, in the House of Representatives and Senate (by way of Vice President Kamala Harris being the deciding vote in 50-50 split votes) for the next two years once they take office. With President Biden in the White House and the results of the Georgia Senate races, the Democrats now have control of both the Executive and Legislative branches of the government. In addition to focusing on expediting the COVID-19 vaccinations (the President is calling for 100 million doses in his first 100 days in office), we expect President Biden to attempt to make some changes to the individual and corporate tax codes, distribute more financial stimulus to those Americans in need and perhaps push for some form of an infrastructure spending bill, which may receive bipartisan support, in our opinion. I believe the most important fight right now is not between the politicians, it is against the virus. We need to reopen the economy. As always, stay tuned and stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Portfolio Commentary and Performance Summary
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Annual Report
December 31, 2020
Advisor
First Trust Advisors L.P. (“First Trust”) is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust/Dow Jones Dividend & Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric Maisel, Senior Vice President, First Trust
First Trust/Dow Jones Dividend & Income Allocation Portfolio
For the year ended December 31, 2020, the Fund’s Class I Shares returned 7.81% versus 15.85% for the Blended Benchmark: 50% Russell 3000® Index and 50% Bloomberg Barclays U.S Corporate Investment-Grade Index. As of December 31, 2020, the total investments for the Fund were allocated as follows: Equities, 58.7% and Fixed Income, 41.3%.
Equities Commentary
U.S. equities ended 2020 at all-time highs. The Russell 3000® Index returned 20.89% during 2020, helping that index post a 13.78% average annual over the last decade. U.S. equities had a promising start to the year through mid-February. However, mitigation efforts to slow the spread of the global coronavirus (“COVID-19”) pandemic led to a decline in global economic activity and investor sentiment, creating a deterioration in equity prices. The effect was felt throughout the country as 6.65 million initial jobless claims were filed in a single week at the end of March 2020 due to shuttered restaurants and other businesses such as retail which saw sales decline further than expected. The long running bull market appeared to be at its end as the Russell 3000® Index declined 34.96% from February 19 through March 23, 2020. Despite a rally in late March on the passage of an unprecedented $2 trillion fiscal stimulus package, the Russell 3000® Index returned -20.90% for the first quarter of 2020. U.S. equities experienced a resurgence in investor optimism during the second quarter, after many U.S. states began to relax COVID-19-related restrictions, helping to mitigate the macro contraction and stabilize economic data. Extraordinary accommodation on the part of the Federal Reserve (the “Fed”) also buttressed confidence, with the Federal Open Market Committee (“FOMC”) not only signaling that the fed funds rate would stay near the lower bound, but also announcing that the central bank would begin buying a broad and diversifying portfolio of corporate bonds to support market liquidity and bolster credit availability. By the end of June, the Russell 3000® Index had climbed 22.03% for the second quarter, the best quarterly performance for the index in the last forty years. A rebound in economic activity from the second quarter macro contraction, and supportive monetary policy bolstered U.S. equities during the third quarter of 2020, helping the Russell 3000® Consumer Discretionary Index post the best sector performance with a 17.47% return and the Russell 3000® Index with a 9.21% return. For their part, the Fed announced an aggressive new Flexible Average Inflation Targeting (“FAIT”) strategy, which seeks to achieve inflation that averages 2% over time, with the FOMC signaling that policy would remain accommodative even if inflation rises above its target in order to compensate for periods of low inflation. U.S. equities showed strong momentum in the fourth quarter of 2020 as investor sentiment was lifted by the Food and Drug Administration’s authorization of COVID-19 vaccines from both Pfizer and Moderna, the decreased political uncertainty post the November 2020 U.S. presidential election, and the improving industrial activity. The passage of a major fiscal stimulus package in late December, which included direct cash payments for individuals, was an additional catalyst. All sectors posted positive performance during the final quarter of the year with energy and financials showing best performance and the Russell 3000® Index returning 14.68%.
A portfolio factor attribution reveals the largest factor exposures were small size, value and underweight momentum. Value, dividend yield, and low volatility were the worst performing factors in 2020, while momentum, small size, and quality were the best performing factors. The equity portion of the Fund was hindered by the underweight momentum and quality exposures but benefited from the small size exposure. Despite the positive loading to small size, the value, dividend yield, and low volatility exposures contributed to the Fund’s underperformance.
The equity portion of the Fund has a quarterly rebalance in early January, April, July, and October. The selection process is focused on identifying stocks exhibiting dividend strength, capital strength and price stability. This process resulted in overweight positions in the Financials and Industrials sectors, while the Technology and Health Care sectors were underweight.

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020
The Energy, Utilities, and Real Estate sectors had a positive total attribution effect (allocation effect combined with selection effect), while the Technology, Financials, Consumer Discretionary, and Basic Materials sectors had a negative total attribution effect. The Energy, Real Estate, and Utilities sectors had a positive allocation effect while the Financials, Technology, and Consumer Discretionary sectors had a negative allocation effect. Two sectors had a positive selection effect: Financials and Energy. Four sectors had a negative selection effect: Consumer Discretionary, Basic Materials, Technology, and Industrials. The equity portion of the Fund was hindered by both a negative allocation effect and a negative selection effect.
The Energy sector was the largest overall contributor to relative performance. The Fund’s portfolio was underweight the underperforming sector in the Benchmark, which led to a positive allocation effect and had a positive selection effect. Energy positions in the Fund included Cabot Oil & Gas Corp, OGE Energy Group, ConocoPhilips, and Phillips 66.
The Technology sector was the biggest detractor from relative performance. The Fund’s portfolio was underweight the best performing sector in the Russell 3000® benchmark, which led to a negative allocation effect. The Fund also had a negative selection effect. Some of the Technology positions included Intuit Inc., Microsoft Corp, Texas Instruments Inc., Intel Corp, Amphenol Corp, among others. The Financials and Consumer Discretionary sectors also detracted from relative performance. The Fund’s portfolio was overweight the underperforming Financials and underweight the outperforming Consumer Discretionary sector which led to both having a negative allocation effect. Financials had a positive selection effect while Consumer Discretionary had a negative selection effect.
The Fund’s top five contributors to performance were Evercore Inc., Eaton Vance Corp, William-Sonoma Inc., Garmin LTD, and National General Holdings. The top five detractors from performance were The Cheesecake Factory Inc., Darden Restaurants Inc., Delta Air Lines Inc., Hexcel Corp, and Oxford Industries.
Heading into 2021, the economy is currently in the recovery phase after the recession caused by economic lockdowns from the global COVID-19 pandemic. Historically, in the recovery phase of the business cycle the top three performing factors have been small size, value and dividend yield. The equity portion of the Fund has significant factor loadings to these three factors heading into 2021, and, in our opinion, have significant capital appreciation opportunities if the economy strengthens and the Fed remains accommodative.
Fixed Income Commentary
The investment-grade corporate bond market experienced dramatic volatility during 2020 as markets struggled to appropriately price the impact of COVID-19. Despite a positive start, the global pandemic resulted in a significant spread widening. Only after a steady grind tighter over the rest of the year did spreads get back to nearly unchanged.
For the 12-month period ended December 31, 2020, corporate bonds outperformed Treasuries. As measured by the Bloomberg Barclays U.S. Corporate Investment-Grade Index, spreads widened by 3 basis points (“bps”) to 96 bps at year end. Investment-grade corporate bonds had a positive total return for the period as the slight widening in credit spreads was more than offset by the combination of a dramatic move lower in Treasury rates and the carry provided by corporate bonds.
The year 2020 began with optimism that U.S.-China trade tensions were being dialed down, and that the global growth outlook was bright. This didn’t last, however. Toward the end of March 2020, fear began to take hold as to just how negative an impact the COVID-19 pandemic was likely to have on the economy and markets. By mid-April there was panic with credit spreads gapping wider and liquidity becoming strained. Unprecedented policy intervention, both monetary and fiscal, were quickly put in place which, combined with vaccine optimism, helped stabilize markets -- and then fuel a sharp reversal in sentiment. From there, credit spreads ground steadily tighter into year-end.
The fixed-income portion of the Fund seeks to provide income along with preservation of capital. To accomplish this, the selection process is primarily value oriented, strongly emphasizes downside protection and focuses on free cash flow, leverage, interest coverage and revenue growth rates. This process resulted in overweight positions in Banking, Electric Utilities, and Transportation bonds, while Technology, Capital Goods, and Real Estate Investment Trusts (“REITs”) were the largest underweights.
The total return for the bond portion of the Fund outperformed the Bloomberg Barclays U.S. Corporate Investment-Grade Index. Yield curve changes reduced relative performance. Treasury yields decreased as the pandemic unfolded, and central banks unleashed monetary stimulus. The portfolio entered the 12-month period ended December 31, 2020 with a moderate duration underweight, but quickly recovered as risk sentiment deteriorated and a flight-to-quality rally took hold. Among credit quality and maturity cohorts, an underweight in BBB-rated credits, along with active bets in the 30- and 5-year maturity buckets, added the most to relative performance.
Among the 18 fixed-income industry groups, allocations to Basic Industry, Communications, and Finance Companies added the most to relative returns. Allocations to Technology, Consumer Cyclical, and Banking, by contrast, reduced relative returns. Overall, the

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020
allocation effect modestly added to relative performance. Within these industries, credit selection in Energy, Consumer Non-Cyclical, and Electric Utilities had the greatest positive impacts, while credit selection within Finance Companies, Other Utility, and Brokerage/Asset Managers/Exchanges reduced relative returns. Overall, credit selection within these industries had a significant positive impact on relative performance. Issuer allocation contributed to relative performance, with overweights to T-Mobile, Occidental Petroleum and AT&T having the greatest positive impact on relative returns. Security selection also contributed to relative return, with selection among bonds of AbbVie, Bank of America, and AT&T contributing the most to relative return.
As we begin 2021, we have a positive outlook for credit spreads. We anticipate higher interest rates and a steeper yield curve. Both factors should help U.S. investment grade credit, though should the normalization of interest rates become a disorderly selloff, then credit spreads would likely initially widen. Our expectation for economic recovery during 2021 should help support corporate profitability and cash flow. Robust demand for U.S. fixed income should also benefit investment grade credit due to its yield advantage over much of the global investment grade market which continues to trade at negative yields. That said, valuations are no longer cheap – making selectivity critical. Accordingly, our focus for the portfolio will be on our process --and on issuers and sectors with credit profiles well suited to weather the upcoming challenges.

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (5/1/12) to 12/31/20
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	7.81%	9.44%	8.54%
Index Performance
Blended Benchmark(1)	15.85%	11.28%	9.90%
Bloomberg Barclays U.S. Corporate Investment-Grade Index(2)	9.88%	6.74%	5.17%
Russell 3000® Index(3)	20.89%	15.43%	14.35%
Secondary Blended Benchmark(4)	16.31%	11.38%	10.01%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	10.72%	6.98%	5.46%
Dow Jones U.S. Total Stock Market IndexSM(6)	20.79%	15.36%	14.26%

Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (5/1/14) to12/31/20
Fund Performance
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	8.13%	9.74%	8.47%
Index Performance
Blended Benchmark(1)	15.85%	11.28%	9.39%
Bloomberg Barclays U.S. Corporate Investment-Grade Index(2)	9.88%	6.74%	5.34%
Russell 3000® Index(3)	20.89%	15.43%	13.08%
Secondary Blended Benchmark(4)	16.31%	11.38%	9.53%
Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM(5)	10.72%	6.98%	5.68%
Dow Jones U.S. Total Stock Market IndexSM(6)	20.79%	15.36%	12.99%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Blended Benchmark returns are a 50/50 split between the Russell 3000® Index and the Bloomberg Barclays U.S. Corporate Investment-Grade Index returns. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.
(2)	Bloomberg Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(3)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)	The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market IndexSM and the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM returns. The Secondary Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Secondary Blended Benchmark for each period shown above.
(5)	The Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).
(6)	The Dow Jones U.S. Total Stock Market IndexSM measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020

Portfolio Commentary and Performance Summary (Continued)
First Trust/Dow Jones Dividend & Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020
Credit Quality(7)	% of Total Fixed-Income Investments
AAA	1.8%
AA+	0.1
AA	3.3
AA-	6.4
A+	14.9
A	18.9
A-	14.2
BBB+	14.7
BBB	15.6
BBB-	7.4
A-2 (Short-term)	0.7
A-3 (Short-term)	2.0
Total	100.0%

Top Equity Holdings	% of Total Investments
Eaton Vance Corp.	0.6%
Evercore, Inc., Class A	0.6
First Hawaiian, Inc.	0.6
Popular, Inc.	0.6
Bank of Hawaii Corp.	0.5
Power Integrations, Inc.	0.5
Dolby Laboratories, Inc., Class A	0.5
Charles Schwab (The) Corp.	0.5
Applied Materials, Inc.	0.5
Interpublic Group of (The) Cos., Inc.	0.5
Total	5.4%

Top Fixed-Income Holdings by Issuer	% of Total Investments
Bank of America Corp.	6.0%
Citigroup, Inc.	4.4
JPMorgan Chase & Co.	3.4
Goldman Sachs Group (The), Inc.	3.1
Morgan Stanley	3.0
AbbVie, Inc.	2.8
Energy Transfer Operating L.P.	2.5
AT&T, Inc.	2.5
CVS Health Corp.	1.9
Verizon Communications, Inc.	1.8
Total	31.4%
Sector Allocation	% of Total Investments
Common Stocks
Financials	21.9%
Industrials	13.6
Information Technology	8.3
Health Care	4.1
Consumer Staples	2.9
Materials	2.7
Consumer Discretionary	2.0
Communication Services	1.7
Utilities	0.8
Real Estate	0.7
Total Common Stocks	58.7%
Corporate Bonds and Notes
Financials	11.5
Health Care	5.3
Utilities	4.2
Industrials	4.2
Communication Services	3.7
Energy	2.2
Consumer Staples	2.0
Information Technology	1.4
Consumer Discretionary	0.8
Materials	0.3
Real Estate	0.2
Transportation	0.1
Total Corporate Bonds and Notes	35.9%
Foreign Corporate Bonds and Notes
Financials	1.8
Energy	0.5
Health Care	0.4
Communication Services	0.2
Materials	0.2
Industrials	0.2
Consumer Discretionary	0.1
Information Technology	0.1
Consumer Staples	0.1
Total Foreign Corporate Bonds and Notes	3.6%
Commercial Paper
Energy	0.8
Utilities	0.3
Total Commercial paper	1.1%
U.S. Government Bonds and Notes	0.7%
Total	100.0%

(7)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary and Performance Summary
First Trust Multi Income Allocation Portfolio
Annual Report
December 31, 2020
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to the First Trust Multi Income Allocation Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund. First Trust manages the Fund’s fixed income investments, as well as a portion of the Fund’s equity investments.
Sub-Advisors
Stonebridge Advisors LLC (“Stonebridge” or a “Sub-Advisor”) is a sub-advisor to the Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of preferred securities and North American equity income securities.
Energy Income Partners, LLC (“EIP” or “Sub-Advisor”) is a sub-advisor to the Fund and is a registered investment advisor based in Westport, CT. EIP was founded in 2003 to provide professional asset management services in publicly traded, energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts (“REITs”).
Portfolio Management Team
First Trust
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
William Housey, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
James Snyder, Senior Vice President, First Trust
Jeremiah Charles, Senior Vice President, First Trust
Stonebridge
Scott Fleming, Portfolio Manager, President and Chief Investment Officer of Stonebridge
Robert Wolf, Senior Portfolio Manager and Senior Vice President of Stonebridge
EIP
James J. Murchie, Co-Portfolio Manager, Co-Founder, Principal and CEO of EIP
Eva Pao, Co-Portfolio Manager, Co-Founder, Principal of EIP
John Tysseland, Co-Portfolio Manager, Principal of EIP
First Trust Multi Income Allocation Portfolio
For the year ended December 31, 2020, the Fund’s Class I Shares returned 2.49% versus 13.58% for the Broad Blended Benchmark (60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% Russell 3000® Index), 3.49% for the Multi Asset Class Blended Benchmark (15% Russell 3000® Index; 8% ICE BofA Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15% S&P U.S. REIT Index; 8% ICE BofA U.S. High Yield Index; 15% S&P/LSTA Leveraged Loan Index; 8% Bloomberg Barclays U.S. Corporate Investment-Grade Index; 8% ICE BofA U.S. MBS Index; and 8% ICE BofA U.S. Inflation-Linked Treasury Index), and -0.13% for the Asset Class Blended Benchmark (15% Dow Jones U.S. Select Dividend Index; 8% ICE BofA Fixed Rate Preferred Securities Index; 15% Alerian MLP Index; 15% S&P U.S. REIT Index; 8% ICE BofA U.S. High Yield Index; 15% S&P/LSTA Leveraged Loan Index; 8% Bloomberg Barclays U.S. Corporate Investment-Grade Index; 8% ICE BofA U.S. MBS Index; and 8% ICE BofA U.S. Inflation-Linked Treasury Index).
The Fund invests in nine asset classes which are: dividend-paying stocks, preferred stocks, energy infrastructure companies and MLPs, REITs, high yield or “junk” bonds, floating-rate loans, corporate bonds, mortgage-backed securities (“MBS”) and Treasury Inflation Protected Securities (“TIPS”). The weight assigned to each asset class is determined on a quarterly basis. As of December 31, 2020, the dividend-paying securities were the highest-weighted asset class, while the preferred stocks asset class was the lowest-weighted

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020
asset class. As of December 31, 2020, the Fund held approximately 2.5% in cash. The following asset classes had the most positive impact on the overall Fund performance for the year: dividend-paying stocks and TIPS, while the following asset classes had the largest negative impact on the overall Fund performance: MLPs and REITs.
Dividend-paying stocks returned 11.27% (Gross of Fees) for the year ended December 31, 2020 and represented 18.9% of the portfolio as of December 31, 2020. US equities, as measured by the Russell 3000® Index, posted strong gains in 2020 returning 20.89% despite a global pandemic that saw stocks plunge in the first quarter of 2020. Equities began the year with a tailwind as the U.S. and China agreed to a Phase One trade deal in December 2019 and unemployment hit a 50-year low. Equities responded by rising over 5% through mid-February. From February 19 through March 23, 2020, U.S. stocks fell 34.96% as the coronavirus (“COVID-19”) spread around the globe leading to unprecedented lockdowns and a historic drop in economic activity. Stocks then preceded to rally 76.8% the remainder of the year as investors bid up the shares of growth stocks and companies whose business models were not upended by the COVID-19 pandemic. On a factor basis, momentum stocks dominated led by tech stocks. Size (small cap) was also a strong factor for the year though performance was concentrated in the fourth quarter. Value and dividend yield were the two worst factors for the year which had a major impact on portfolio performance. Performance improved in the fourth quarter, but it was not enough to make up for the damage done earlier in the year when value and dividend yield were the two worst factors in 6 of the first 9 months of the year. On a sector basis, the Technology sector was the biggest drag on relative performance. Though our underweight was a drag on performance, the main driver was stock selection as dividend paying tech stocks greatly lagged their higher growth, non-dividend paying (and in many cases unprofitable) peers. The communication services sector also lagged in the portfolio as it was impacted by similar trends as the technology sector. The Industrial and Energy sectors were bright spots for relative portfolio performance. Both sectors benefitted from positive stock selection while Energy also benefited from an underweight as the sector was by far the worst performing sector for the year.
The preferred securities returned 6.68% (Gross of Fees) for the year ended December 31, 2020 and represented 7.0% of the portfolio as of December 31, 2020. The preferred securities market was supported during the year by solid underlying credit fundamentals coupled with high yields relative to other asset classes and accommodative central bank policies. Active management and security selection within the $25 par exchange traded market segment and investments in newly issued preferred and hybrid securities were the largest contributors to positive performance within the Fund’s preferred securities allocation. An overweight to contingent convertible capital securities (“CoCos”) also contributed to the positive performance. This positive performance was modestly offset by a conservative stance on duration management.
The energy infrastructure companies and MLPs returned -17.43% (Gross of Fees) for the year ended December 31, 2020 and represented 15.8% of the portfolio as of December 31, 2020. The performance of the equity securities of energy infrastructure companies underperformed the overall performance of the Fund. The dramatic price declines in the crude oil market in the first quarter of 2020 due to Saudi and Russian production decisions coupled with the demand shock related to the COVID-19 pandemic drove weak market conditions for the Alerian MLP Index and the energy related MLPs in the Fund.
REITs returned -5.50% (Gross of Fees) for the year ended December 31, 2020 and represented 11.2% of the portfolio as of December 31, 2020. The REIT sleeve outperformed the S&P USA REIT Index by 202 basis points (“bps”) in 2020. REITs underperformed the broader market in 2020 due to the sector’s high exposure to COVID-19 travel and business lockdowns. The sector’s performance in 2021 will likely hinge on low interest rates and the ability of the U.S. economy to reopen. Within the portfolio, positive sector allocation drove the majority of positive returns relative to the sleeve’s benchmark. The portfolio benefitted from low exposure to Hotel & Resort REITs during the downturn in the first quarter of 2020 and low exposure to Residential REITs throughout the year. Both industries underperformed the sector’s overall return. The portfolio also benefitted from its high exposure to Specialized REITs. Specialized REITs were largely shielded from the effects of COVID-19-related shutdowns relative to other real estate industries and returned roughly 13% in the benchmark over the year. Stock selections also created a slightly positive effect on relative returns. Diversified REITs and Office REITs in the portfolio both outperformed their respective benchmark returns by over 10%. The best performing equities by contribution to return were Life Storage, Inc.; Prologis, Inc.; and Equinix, Inc. The worst performing equities by contribution to return were Retail Properties of America, Inc.; EPR Properties; and Essex Property Trust, Inc.
High-yield bonds returned 5.27% (Gross of Fees) for the year ended December 31, 2020 and represented 10.8% of the portfolio as of December 31, 2020. High-yield bond spreads over U.S. Treasuries entered the year at T+360 bps. During the year, spreads widened as high as T+1087 during the March sell-off, before coming back in line with the beginning of year levels and ending the year at T+387, well below the historic average (the long-term average spread over U.S. Treasuries is T+565 bps, December 1997 – December 2020). For the 12-month period ended December 31, 2020, high-yield funds experienced cumulative inflows totaling approximately $44.3 billion, which compares to inflows in 2019 totaling $18.8 billion. Within the high yield bond market higher quality BB rated issues outperformed with a 7.89% return compared to 3.12% for B’s and the 4.35% for CCC’s for the year. The high-yield bond default rate within the JP Morgan High-Yield Bond Universe increased to 6.17% from 2.63% entering the year. The current default rate is

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020
above the long-term average default rate of 3.19% (March 1999 – December 2020). In the near term, we anticipate that the high-yield market’s default rate will be relatively stable, however, as the economy recovers, the default rate should begin to fall. We believe individual credits that came into this recession with too much leverage and sectors most impacted by COVID-19 will face a higher likelihood of defaults, including, but not limited to Energy, Travel, Leisure and Retail, in no particular order.
Floating-rate loans returned 2.74% (Gross of Fees) for the year ended December 31, 2020 and represented 10.7% of the portfolio as of December 31, 2020. Senior loan spreads over 3-month London Inter-Bank Offered Rate (“LIBOR”) entered the year at L+461 bps. During the year spreads widened to highs of L+1331 during the March sell-off, before coming back in line with the levels at the beginning of the year and ending the year at L+475. The benchmark rate for senior loan coupons, 3-month LIBOR, fell 167 bps to 0.24% at the end of year due to the Federal Open Market Committee lowering the Federal Funds target rate to 0%-.25% from 1.50% - 1.75% in March 2020. The Federal Reserve’s (the “Fed”) rate cuts contributed to persistent outflows from retail investors in the senior loan market. For the 12-month period ended December 31, 2020 outflows totaled approximately $26.9 billion, which compares to record outflows in 2019 totaling $38.3 billion. Despite consistent outflows we believe senior loans remain relatively attractive given their current yields, the low corporate default rate, the secured position in the capital structure, and potential to protect against inflation. The current senior loan yield-to-maturity (“YTM”) is 4.70%, 187 bps lower than the high-yield bond YTM of 6.57%, which compares to the average YTM difference of 2.01% for the asset classes dating back to December 1998.
Corporate bonds returned 9.67% (Gross of Fees) and represented 8.7% of the portfolio as of December 31, 2020. Performance was modestly below its benchmark. The corporate bond market experienced the highest levels of volatility in over a decade, thanks to the COVID-19 pandemic, but ended the year with robust total returns. Returns were primarily driven by lower Treasury benchmark yields, which hit record low levels during the year. Credit spreads jumped 200+ bps wider in the wake of pandemic-driven uncertainty prompting the Fed and Congress to intervene with unprecedented levels of monetary and fiscal support. The intervention restored investor confidence and catalyzed a sharp recovery in spreads. As measured by the Bloomberg Barclays U.S. Corporate Bond Index, spreads ended the year at 95 basis points, practically on top of where it began 2020. Looking ahead, the rebounding economy leads us to have a positive outlook for corporate credit. However, with Index yields at record low levels, we expect the asset class will return less than recent years.
The MBS asset class returned 3.65% (Gross of Fees) for the year ended December 31, 2020 and represented 8.4% of the portfolio as of December 31, 2020. Although the MBS sleeve benefited the overall portfolio return, the performance of the portfolio was hampered by its structurally shorter and more defensive duration versus the mortgage index which had a negative impact as interest rates rallied over the year, causing the sleeve to underperform the benchmark. The Fund’s performance was also hampered by its holdings in structured mortgages which are currently valued at wide option adjusted spreads versus the generic mortgage market. Overall, the Fund continues to manage its duration more in line with the benchmark, with a focus on strategic MBS basis positioning, liquidity as well as maintaining exposure to U.S. Treasury securities.
TIPS returned 11.54% (Gross of Fees) and represented 8.5% of the portfolio as of December 31, 2020. Performance was in line with its benchmark with TIPS being one of the top performing asset classes in the Multi Income strategy. In the wake of the Fed’s rate cuts and quantitative easing, Treasury securities, particularly longer maturity bonds, provided investors a high level of return in 2020. The monetary and fiscal stimulus initiated by policymakers helped to trigger an increase to inflation expectations that factor into Treasury TIPS prices. As a result, TIPS outperformed nominal Treasury bonds in 2020 with the ICE BofA US Inflation-Linked Treasury Index returning 11.5% compared to 8.2% for the ICE BofA US Treasury Index. Going forward, the low level of yield on Treasury securities pose a challenge for returns in the asset class but we expect an improving inflation picture will lead TIPS to outperform nominal Treasury securities.
Investment Climate
While 2020 has come and gone, the COVID-19 pandemic remains the number one battleground for the U.S. and many foreign nations heading into 2021. The quick approval of two new vaccines by the Food and Drug Administration has lifted the spirits of Americans and investors, but the initial rollout of the vaccines has been much slower than expected. The federal government’s “Operation Warp Speed” initiative called for 20 million vaccinations to be performed in the U.S. by the end of 2020, but it came in at a little more than three million, according to Axios. On January 2, 2021, the U.S. recorded its highest number of COVID-19 cases ever for a single day (277,000), according to Medical Xpress. With infections surging, top U.S. government scientist Anthony Fauci warned just days after Christmas that the worst may be yet to come. These latest statistics suggest that clearing the COVID-19 hurdle may extend a bit further into 2021 than initially thought. Remember, these two vaccines, and any others that may gain approval, are likely the best chance we have for fully reopening the U.S. economy.
The yield on the benchmark 10-year Treasury note (T-Note) closed trading on December 31, 2020, at 0.92%, down 100 bps from its 1.92% close on December 31, 2019, according to Bloomberg. The yield stood -124 bps below its 2.16% average for the 10-year period

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020
ended December 31, 2020. Due to the sizable decline in the yield on the 10-year T-Note, bond investors enjoyed another year of solid performance in 2020. The COVID-19 pandemic coupled with the accommodating monetary policy from the Fed kept a lid on interest rates and bond yields, while the second-half recovery in the U.S. economy helped bolster the credit markets, in our opinion. In September 2020, the Fed stated that it expects to hold short-term interest rates near zero until two things happen: (1) the U.S. unemployment rate is back to normal (around a 4.0% unemployment rate), and (2) inflation is running at or above 2.0%. Brian Wesbury, Chief Economist at First Trust Advisors L.P., notes that the Fed does not expect to achieve both goals until 2024. We believe that one of the Fed’s motivations in promoting a multi-year commitment to a near zero interest rate monetary policy is to incentivize risk-taking. By holding short-term interest rates extraordinarily low, the Fed is essentially disincentivizing saving. Brian Wesbury sees inflation climbing modestly above the Fed’s 2.00% target in 2021 and believes that the yield on the 10-year T-Note will close the year at around 1.40%. Neither reflects a dramatic change from the current climate.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (5/1/14) to 12/31/20
Fund Performance
First Trust Multi Income Allocation Portfolio - Class I	2.49%	5.72%	4.44%
First Trust Multi Income Allocation Portfolio - Class II	2.74%	5.97%	4.69%
Index Performance
Broad Blended Benchmark(1)	13.58%	9.06%	7.75%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	7.51%	4.44%	3.84%
Russell 3000® Index(3)	20.89%	15.43%	13.08%
Multi Asset Class Blended Benchmark(4)	3.49%	6.12%	4.45%
Asset Class Blended Benchmark(5)	-0.13%	5.23%	3.71%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Broad Blended Benchmark returns are split between the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the Russell 3000® Index (40%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each month shown above. At the beginning of each month the two indices are rebalanced to a 60% and 40% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)	The Russell 3000® Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).
(4)	The Multi Asset Class Blended Benchmark is weighted to include nine indexes: Russell 3000® Index (15%), ICE BofA Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofA U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), ICE BofA U.S. MBS Index (8%), and ICE BofA U.S. Inflation-Linked Treasury Index (8%).The Multi Asset Class Benchmark returns are calculated by using the monthly return of the nine indices during each period shown above. At the beginning of each month the nine indices are rebalanced to a 15%, 8%, 15%, 15%, 8%, 15%, 8%, 8% and 8% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Multi Asset Class Blended Benchmark for each period shown above.
(5)	The Asset Class Blended Benchmark is weighted to include nine indexes: Dow Jones U.S. Select Dividend TM Index (15%), ICE BofA Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofA U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), ICE BofA U.S. MBS Index (8%), and ICE BofA U.S. Inflation-Linked Treasury Index (8%).The Asset Class Benchmark returns are calculated by using the monthly return of the nine indices during each period shown above. At the beginning of each month the nine indices are rebalanced to a 15%, 8%, 15%, 15%, 8%, 15%, 8%, 8% and 8% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Asset Class Blended Benchmark for each period shown above.

Portfolio Commentary and Performance Summary (Continued)
First Trust Multi Income Allocation Portfolio (Continued)
Annual Report
December 31, 2020

Top Ten Holdings	% of Total Investments
First Trust Tactical High Yield ETF	10.9%
First Trust Senior Loan ETF	10.8
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.8
First Trust Preferred Securities and Income ETF	5.3
First Trust Low Duration Opportunities ETF	3.2
First Trust Institutional Preferred Securities and Income ETF	1.8
Enterprise Products Partners, L.P.	1.3
iShares MBS ETF	1.3
Magellan Midstream Partners, L.P.	1.3
TC PipeLines, L.P.	1.2
Total	44.9%

Sector Allocation	% of Total Investments
Exchange-Traded Funds	42.3%
Common Stocks
Utilities	7.7%
Information Technology	4.4
Industrials	3.1
Health Care	3.1
Energy	2.7
Consumer Discretionary	2.2
Financials	2.0
Consumer Staples	1.8
Communication Services	0.9
Materials	0.2
Total Common Stocks	28.1%
Real Estate Investment Trusts
Financials	5.7
Real Estate	5.6
Total Real Estate Investment Trusts	11.3%
U.S. Government Bonds and Notes	8.7%
Master Limited Partnerships
Energy	5.8
Utilities	0.6
Materials	0.5
Total Master Limited Partnerships	6.9%
U.S. Government Agency Mortgage-Backed Securities	2.7%
Mortgage-Backed Securities	0.0% *
Total	100.0%

*	Amount is less than 0.05%.

Portfolio Commentary and Performance Summary
First Trust Dorsey Wright Tactical Core Portfolio
Annual Report
December 31, 2020
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Dorsey Wright Tactical Core Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Todd Larson, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
Eric R. Maisel, Senior Vice President, First Trust
First Trust Dorsey Wright Tactical Core Portfolio
For the year ended December 31, 2020, the Fund’s Class I Shares returned 11.09% versus 14.73% for the Broad Blended Benchmark: 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund seeks to provide total return. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including any investment borrowings) in exchange-traded funds (“ETFs”) and cash and cash equivalents that comprise the Dorsey Wright Tactical Tilt Moderate Core Index (the “Index”). It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.
The Index is owned and was developed by Dorsey, Wright & Associates (the “Index Provider”). The Index is constructed pursuant to the Index Provider’s proprietary methodology, which takes into account the performance of four distinct asset classes relative to one another. The Index is designed to strategically allocate its investments among (i) domestic equity securities; (ii) international equity securities; (iii) fixed income securities; and (iv) cash and cash equivalents. The Index will gain exposure to the first three asset classes by investing in ETFs that invest in such assets. The Index Provider has retained Nasdaq, Inc. (“Nasdaq”) to calculate and maintain the Index.
The Index will utilize the Dynamic Asset Level Investing (“DALI”) asset allocation process developed by the Index Provider in order to allocate assets over the four asset classes. The asset class allocations are determined using a relative strength methodology that is based upon each asset class’s market performance and characteristics that offer the greatest potential to outperform the other asset classes at a given time. Relative strength is a momentum technique that relies on unbiased, unemotional, and objective data, rather than biased forecasting and subjective research. Relative strength is a way of recording historic performance patterns, and the Index Provider uses relative strength signals as a trend indicator for current momentum trends of each asset class against the others.
Performance Review
The Fund began 2020 with the following allocations to the four asset classes: domestic equity securities (74.2%), international equity securities (4.9%), fixed income securities (19.1%), and cash equivalents (1.8%). The domestic equity allocation started the year at the maximum allocation, but in April 2020, the domestic equity allocation was decreased to 20% and remained at that level until September 2020 when the domestic equity allocation was increased to 75%. From April 13, 2020 until September 3, 2020, the Fund’s Class I Shares net asset value (“NAV”) returned only 10.1% due to a low allocation to domestic equity securities, while the Broad Blended Benchmark returned 16.0% over the same period. At the end of 2020, the Fund had the following allocations: domestic equity securities (75.2%), international equity securities (4.9%), fixed income securities (18.4%), and cash equivalents (1.5%). The Fund’s largest contributing holdings to performance in 2020 were the SPDR® Bloomberg Barclays Convertible Securities ETF and the First Trust Large Cap Core AlphaDEX® Fund. The Fund’s largest detracting holdings were the First Trust Financials AlphaDEX® Fund and the First Trust Small Cap Growth AlphaDEX® Fund.

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio (Continued)
Annual Report
December 31, 2020
Return Comparison
		Average Annual Total Returns
	1 Year Ended 12/31/20	5 Years Ended 12/31/20	Inception (10/30/15) to 12/31/20
Fund Performance
First Trust Dorsey Wright Tactical Core Portfolio - Class I	11.09%	7.92%	7.55%
First Trust Dorsey Wright Tactical Core Portfolio - Class II	10.96%	8.11%	7.73%
Index Performance
Broad Blended Benchmark(1)	14.73%	11.11%	10.51%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	7.51%	4.44%	4.17%
S&P 500® Index(3)	18.40%	15.22%	14.40%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

(1)	The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Bond Index (40%) and the S&P 500® Index (60%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 40% and 60% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).
(3)	The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary (Continued)
First Trust Dorsey Wright Tactical Core Portfolio (Continued)
Annual Report
December 31, 2020
Top Ten Holdings	% of Total Investments
First Trust Small Cap Growth AlphaDEX® Fund	11.0%
First Trust Mid Cap Growth AlphaDEX® Fund	10.7
First Trust Large Cap Growth AlphaDEX® Fund	9.9
First Trust Technology AlphaDEX® Fund	9.4
First Trust Consumer Discretionary AlphaDEX® Fund	9.3
First Trust NASDAQ-100-Technology Sector Index Fund	8.9
First Trust Nasdaq Transportation ETF	8.8
First Trust Dow Jones Internet Index Fund	8.3
iShares Core U.S. Aggregate Bond ETF	5.4
SPDR Bloomberg Barclays Convertible Securities ETF	3.6
Total	85.3%

Portfolio Commentary and Performance Summary
First Trust Capital Strength Portfolio
Annual Report
December 31, 2020
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
First Trust Capital Strength Portfolio
For the period from the Fund’s inception on May 1, 2020 through December 31, 2020, the Fund’s Class I Shares returned 24.17% versus 34.28% for the S&P 500® Index.
The Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called The Capital Strength IndexSM (the “Index”). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
For the period from the Fund’s inception on May 1, 2020 through December 31, 2020, the Fund lagged the broader market as low volatility stocks failed to keep up in a rising equity market led by growth stocks. Over the same period, low volatility was the worst performing of the six major factors we follow. Quality, another factor the Fund has exposure to, performed better but was not able to overcome the headwinds caused by the low volatility exposure. On a sector basis, of the sectors the portfolio had exposure to, the Consumer Discretionary sector was the biggest contributor to relative performance due to both positive allocation and selection effects. Both the Energy and Utilities sectors had positive allocation effects due to the Fund having no exposure to these two underperforming sectors. The biggest drag on relative performance came from Health Care holdings. The Fund was materially overweight the underperforming sector and also suffered from negative stock selection. An underweight to Information Technology stocks, the best performing sector in the benchmark, and to a lesser extent, stock selection in the sector, was also a drag on relative performance. Stock selection in the Financials and Industrials sectors also hurt relative performance over the same period.

Portfolio Commentary and Performance Summary (Continued)
First Trust Capital Strength Portfolio (Continued)
Annual Report
December 31, 2020
Return Comparison
Cumulative Total Returns
Inception (5/1/20) to 12/31/20
Fund Performance
First Trust Capital Strength Portfolio - Class I	24.17%
First Trust Capital Strength Portfolio - Class II	24.33%
Index Performance
S&P 500® Index(1)	34.28%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

Top Ten Holdings	% of Total Investments
Honeywell International, Inc.	2.3%
Garmin Ltd.	2.3
Estee Lauder (The) Cos., Inc., Class A	2.3
Allstate (The) Corp.	2.3
Eli Lilly & Co.	2.2
Monster Beverage Corp.	2.2
Amphenol Corp., Class A	2.2
Accenture PLC, Class A	2.2
CSX Corp.	2.2
Alphabet, Inc., Class A	2.2
Total	22.4%

Sector Allocation	% of Total Investments
Industrials	26.0%
Consumer Staples	19.9
Health Care	19.8
Financials	10.1
Information Technology	8.6
Consumer Discretionary	7.7
Communication Services	4.2
Real Estate	1.9
Materials	1.8
Total	100.0%

(1)	The S&P 500® Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

Portfolio Commentary and Performance Summary
First Trust International Developed Capital Strength Portfolio
Annual Report
December 31, 2020
Advisor
First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust International Developed Capital Strength Portfolio (the “Fund”). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the Fund.
Portfolio Management Team
Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director, First Trust
Jon C. Erickson, Senior Vice President, First Trust
Roger F. Testin, Senior Vice President, First Trust
Chris A. Peterson, Senior Vice President, First Trust
First Trust International Developed Capital Strength Portfolio
For the period from the Fund’s inception on May 1, 2020 through December 31, 2020, the Fund’s Class I Shares returned 36.03% versus 32.93% for the MSCI World ex USA Index.
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital Strength IndexSM (the “Index”). The Index seeks to provide exposure to well-capitalized non-U.S. companies in developed markets with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Fund may invest in securities of any market capitalization. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public.
For the period from the Fund’s inception on May 1, 2020 through December 31, 2020, the Fund generated outperformance due to a combination of sector and country allocation and stock selection. An overweight to the Nordic countries was a positive for the Fund’s portfolio as the region outperformed the broader developed ex United States market. An underweight to the United Kingdom was also a positive as returns for the country were hampered by the global pandemic and ongoing Brexit uncertainties. On a sector basis, positive stock selection in the Health Care and Information Technology sectors boosted relative portfolio performance. The performance in Health Care was offset somewhat by an overweight as the sector lagged the broader market. A large overweight to the Industrials sector was also a positive as the sector posted strong absolute performance though the Fund’s holdings slightly lagged the benchmark sector. Stock selection in the Financials sector was the biggest relative drag on performance over the period as holdings in the sector failed to keep up with the benchmark.

Portfolio Commentary and Performance Summary (Continued)
First Trust International Developed Capital Strength Portfolio (Continued)
Annual Report
December 31, 2020
Return Comparison
Cumulative Total Returns
Inception (5/1/20) to 12/31/20
Fund Performance
First Trust International Developed Capital Strength Portfolio - Class I	36.03%
First Trust International Developed Capital Strength Portfolio - Class II	36.31%
Index Performance
MSCI World ex USA Index(1)	32.93%
The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

Top Ten Holdings	% of Total Investments
Sony Corp.	2.5%
Chugai Pharmaceutical Co., Ltd.	2.4
BHP Group Ltd.	2.4
Nomura Research Institute Ltd.	2.4
Epiroc AB, Class A	2.3
Partners Group Holding AG	2.3
Logitech International S.A.	2.3
Skanska AB, Class B	2.3
Wesfarmers Ltd.	2.2
Adyen N.V.	2.2
Total	23.3%
Sector Allocation	% of Total Investments
Industrials	25.9%
Information Technology	16.5
Health Care	16.3
Financials	12.2
Consumer Staples	9.8
Consumer Discretionary	9.0
Materials	6.6
Communication Services	3.7
Total	100.0%

(1)	The MSCI World ex USA Index includes developed markets and is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

First Trust Variable Insurance Trust
Understanding Your Fund Expenses
December 31, 2020 (Unaudited)
As a shareholder of First Trust Dow/Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio or First Trust International Developed Capital Strength Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2020.
Actual Expenses
The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
		Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020 - 12/31/2020 (a)	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020 - 12/31/2020 (a)	Annualized Expense Ratios (b)
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Class I	$ 1,000.00	$ 1,144.10	$ 6.47	$ 1,000.00	$ 1,019.10	$ 6.09	1.20%
Class II	$ 1,000.00	$ 1,146.10	$ 5.12	$ 1,000.00	$ 1,020.36	$ 4.82	0.95%
First Trust Multi Income Allocation Portfolio (c)
Class I	$ 1,000.00	$ 1,094.50	$ 4.32	$ 1,000.00	$ 1,021.01	$ 4.17	0.82%
Class II	$ 1,000.00	$ 1,095.00	$ 3.00	$ 1,000.00	$ 1,022.27	$ 2.90	0.57%
First Trust Dorsey Wright Tactical Core Portfolio (c)
Class I	$ 1,000.00	$ 1,201.70	$ 4.54	$ 1,000.00	$ 1,021.01	$ 4.17	0.82%
Class II	$ 1,000.00	$ 1,202.00	$ 3.10	$ 1,000.00	$ 1,022.32	$ 2.85	0.56%

First Trust Variable Insurance Trust
Understanding Your Fund Expenses (Continued)
December 31, 2020 (Unaudited)
	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020 - 12/31/2020 (a)	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020 - 12/31/2020 (a)	Annualized Expense Ratios (b)
First Trust Capital Strength Portfolio
Class I	$ 1,000.00	$ 1,154.00	$ 5.96	$ 1,000.00	$ 1,019.61	$ 5.58	1.10%
Class II	$ 1,000.00	$ 1,155.50	$ 4.61	$ 1,000.00	$ 1,020.86	$ 4.32	0.85%
First Trust International Developed Capital Strength Portfolio
Class I	$ 1,000.00	$ 1,192.20	$ 6.61	$ 1,000.00	$ 1,019.10	$ 6.09	1.20%
Class II	$ 1,000.00	$ 1,193.60	$ 5.24	$ 1,000.00	$ 1,020.36	$ 4.82	0.95%

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (July 1, 2020 through December 31, 2020), multiplied by 184/366 (to reflect the six-month period).
(b)	These expense ratios reflect expense caps. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.
(c)	Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 58.2%
	Aerospace & Defense – 1.5%
25,514	General Dynamics Corp.	$3,796,993
25,094	Huntington Ingalls Industries, Inc.	4,278,025
20,796	L3Harris Technologies, Inc.	3,930,860
11,197	Northrop Grumman Corp.	3,411,950
		15,417,828
	Air Freight & Logistics – 0.4%
39,019	Expeditors International of Washington, Inc.	3,711,097
	Auto Components – 0.5%
137,163	Gentex Corp.	4,653,941
	Banks – 9.7%
19,053	BancFirst Corp.	1,118,411
138,415	BancorpSouth Bank	3,798,108
69,913	Bank of Hawaii Corp.	5,356,734
41,223	Banner Corp.	1,920,580
119,743	Cathay General Bancorp	3,854,527
65,883	Commerce Bancshares, Inc.	4,328,513
58,668	Community Bank System, Inc.	3,655,603
178,523	CVB Financial Corp.	3,481,198
115,770	First Financial Bankshares, Inc.	4,187,980
244,089	First Hawaiian, Inc.	5,755,619
84,421	First Interstate BancSystem, Inc., Class A	3,441,844
83,962	First Merchants Corp.	3,141,018
244,388	Fulton Financial Corp.	3,108,615
88,310	Glacier Bancorp, Inc.	4,063,143
159,637	Hilltop Holdings, Inc.	4,391,614
41,239	Independent Bank Corp.	3,012,097
98,354	International Bancshares Corp.	3,682,374
34,450	Lakeland Financial Corp.	1,845,831
38,353	M&T Bank Corp.	4,882,337
18,377	Park National Corp.	1,929,769
97,379	Popular, Inc.	5,484,385
68,145	Prosperity Bancshares, Inc.	4,726,537
68,605	ServisFirst Bancshares, Inc.	2,764,095
195,519	Simmons First National Corp., Class A	4,221,255
64,884	UMB Financial Corp.	4,476,347
145,606	United Community Banks, Inc.	4,141,035
		96,769,569
	Building Products – 1.1%
66,894	A.O. Smith Corp.	3,667,129
42,446	AAON, Inc.	2,828,177
35,711	Allegion PLC	4,156,046
		10,651,352
	Capital Markets – 7.0%
102,854	Bank of New York Mellon (The) Corp.	4,365,124
6,268	BlackRock, Inc.	4,522,613
40,254	Cboe Global Markets, Inc.	3,748,453
97,486	Charles Schwab (The) Corp.	5,170,657
46,274	Cohen & Steers, Inc.	3,438,158
92,580	Eaton Vance Corp.	6,288,959
53,957	Evercore, Inc., Class A	5,915,846
10,546	FactSet Research Systems, Inc.	3,506,545

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Capital Markets (Continued)
173,561	Franklin Resources, Inc.	$4,337,289
59,813	Houlihan Lokey, Inc.	4,021,228
35,301	Intercontinental Exchange, Inc.	4,069,852
45,297	Northern Trust Corp.	4,218,963
48,542	Raymond James Financial, Inc.	4,644,013
9,794	S&P Global, Inc.	3,219,582
69,635	SEI Investments Co.	4,001,923
27,545	T Rowe Price Group, Inc.	4,170,038
		69,639,243
	Chemicals – 1.1%
11,858	Air Products & Chemicals, Inc.	3,239,843
33,349	FMC Corp.	3,832,801
29,026	Stepan Co.	3,463,382
		10,536,026
	Commercial Services & Supplies – 1.4%
39,513	McGrath RentCorp	2,651,322
36,983	Tetra Tech, Inc.	4,281,892
17,348	UniFirst Corp.	3,672,398
31,208	Waste Management, Inc.	3,680,360
		14,285,972
	Communications Equipment – 0.8%
89,667	Cisco Systems, Inc.	4,012,598
164,277	Juniper Networks, Inc.	3,697,876
		7,710,474
	Construction Materials – 0.4%
26,060	Vulcan Materials Co.	3,864,959
	Consumer Finance – 0.4%
61,737	FirstCash, Inc.	4,324,060
	Containers & Packaging – 0.4%
32,388	Packaging Corp. of America	4,466,629
	Distributors – 0.4%
10,557	Pool Corp.	3,932,483
	Diversified Telecommunication Services – 0.3%
59,371	Verizon Communications, Inc.	3,488,046
	Electrical Equipment – 0.4%
35,533	AMETEK, Inc.	4,297,361
	Electronic Equipment, Instruments & Components – 0.5%
53,289	Dolby Laboratories, Inc., Class A	5,175,961
	Equity Real Estate Investment Trusts – 0.7%
196,293	Piedmont Office Realty Trust, Inc., Class A	3,185,835
25,249	PS Business Parks, Inc.	3,354,835
		6,540,670
	Food & Staples Retailing – 0.4%
9,949	Costco Wholesale Corp.	3,748,584
	Food Products – 1.4%
72,243	Hormel Foods Corp.	3,367,246
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Food Products (Continued)
30,574	JM Smucker (The) Co.	$3,534,354
19,753	Lancaster Colony Corp.	3,629,219
61,479	Mondelez International, Inc., Class A	3,594,677
		14,125,496
	Gas Utilities – 0.8%
36,947	Atmos Energy Corp.	3,525,852
41,896	Chesapeake Utilities Corp.	4,533,566
		8,059,418
	Health Care Equipment & Supplies – 0.4%
20,047	STERIS PLC	3,799,708
	Health Care Providers & Services – 1.9%
36,442	AmerisourceBergen Corp.	3,562,570
13,151	Anthem, Inc.	4,222,655
7,354	Chemed Corp.	3,916,814
8,535	Humana, Inc.	3,501,654
11,328	UnitedHealth Group, Inc.	3,972,503
		19,176,196
	Household Durables – 0.4%
37,233	Garmin Ltd.	4,455,301
	Household Products – 1.1%
37,690	Church & Dwight Co., Inc.	3,287,699
25,411	Procter & Gamble (The) Co.	3,535,686
16,873	WD-40 Co.	4,482,819
		11,306,204
	Industrial Conglomerates – 1.3%
28,863	Carlisle Cos., Inc.	4,507,823
21,456	Honeywell International, Inc.	4,563,691
8,940	Roper Technologies, Inc.	3,853,945
		12,925,459
	Insurance – 4.1%
97,166	Aflac, Inc.	4,320,972
37,519	Allstate (The) Corp.	4,124,464
39,949	AMERISAFE, Inc.	2,294,271
78,020	Brown & Brown, Inc.	3,698,928
69,377	First American Financial Corp.	3,581,934
44,203	Globe Life, Inc.	4,197,517
37,905	Hanover Insurance Group (The), Inc.	4,431,853
95,819	Hartford Financial Services Group (The), Inc.	4,693,215
43,535	Horace Mann Educators Corp.	1,830,211
55,695	Selective Insurance Group, Inc.	3,730,451
32,645	Travelers (The) Cos., Inc.	4,582,379
		41,486,195
	IT Services – 4.3%
15,628	Accenture PLC, Class A	4,082,190
25,319	Automatic Data Processing, Inc.	4,461,208
42,564	Booz Allen Hamilton Holding Corp.	3,710,729
50,878	Cognizant Technology Solutions Corp., Class A	4,169,452
90,680	Genpact Ltd.	3,750,525
21,723	Jack Henry & Associates, Inc.	3,518,909

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	IT Services (Continued)
47,696	ManTech International Corp., Class A	$4,242,082
10,445	Mastercard, Inc., Class A	3,728,238
51,628	MAXIMUS, Inc.	3,778,653
44,276	Paychex, Inc.	4,125,638
17,663	Visa, Inc., Class A	3,863,428
		43,431,052
	Life Sciences Tools & Services – 0.4%
8,001	Thermo Fisher Scientific, Inc.	3,726,706
	Machinery – 3.6%
23,679	Caterpillar, Inc.	4,310,052
16,725	Cummins, Inc.	3,798,248
55,845	Franklin Electric Co., Inc.	3,865,032
57,570	Graco, Inc.	4,165,190
19,362	IDEX Corp.	3,856,910
38,374	Lincoln Electric Holdings, Inc.	4,460,977
41,416	PACCAR, Inc.	3,573,372
24,006	Snap-on, Inc.	4,108,387
42,074	Toro (The) Co.	3,990,298
		36,128,466
	Media – 1.3%
76,350	Comcast Corp., Class A	4,000,740
211,875	Interpublic Group of (The) Cos., Inc.	4,983,300
71,351	Omnicom Group, Inc.	4,450,162
		13,434,202
	Metals & Mining – 0.7%
55,665	Newmont Corp.	3,333,777
34,614	Reliance Steel & Aluminum Co.	4,145,026
		7,478,803
	Multiline Retail – 0.4%
16,849	Dollar General Corp.	3,543,345
	Pharmaceuticals – 1.4%
23,722	Johnson & Johnson	3,733,368
42,580	Merck & Co., Inc.	3,483,044
96,238	Pfizer, Inc.	3,542,521
11,945	Viatris, Inc.	223,849
21,358	Zoetis, Inc.	3,534,749
		14,517,531
	Professional Services – 0.9%
49,036	Exponent, Inc.	4,414,711
66,716	Robert Half International, Inc.	4,168,416
		8,583,127
	Road & Rail – 1.7%
28,145	Landstar System, Inc.	3,790,006
88,108	Marten Transport Ltd.	1,518,101
16,505	Norfolk Southern Corp.	3,921,753
19,523	Old Dominion Freight Line, Inc.	3,810,499
17,941	Union Pacific Corp.	3,735,675
		16,776,034
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment – 1.8%
59,411	Applied Materials, Inc.	$5,127,169
68,211	Intel Corp.	3,398,272
63,754	Power Integrations, Inc.	5,218,902
24,735	Texas Instruments, Inc.	4,059,756
		17,804,099
	Software – 0.8%
10,828	Intuit, Inc.	4,113,016
16,792	Microsoft Corp.	3,734,876
		7,847,892
	Specialty Retail – 0.3%
24,642	Tractor Supply Co.	3,464,172
	Thrifts & Mortgage Finance – 0.6%
210,176	Northwest Bancshares, Inc.	2,677,642
65,870	WSFS Financial Corp.	2,956,246
		5,633,888
	Trading Companies & Distributors – 1.2%
78,333	Fastenal Co.	3,825,000
55,815	MSC Industrial Direct Co., Inc., Class A	4,710,228
15,165	Watsco, Inc.	3,435,631
		11,970,859
	Total Common Stocks	582,888,408
	(Cost $467,106,776)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 35.5%
	Aerospace & Defense – 1.1%
$750,000	Boeing (The) Co.	1.88%	06/15/23	763,462
500,000	Boeing (The) Co.	1.95%	02/01/24	515,324
500,000	Boeing (The) Co.	2.75%	02/01/26	526,143
500,000	Boeing (The) Co.	2.70%	02/01/27	520,357
500,000	Boeing (The) Co.	3.25%	02/01/28	537,091
250,000	Boeing (The) Co.	3.20%	03/01/29	264,093
500,000	Boeing (The) Co.	2.95%	02/01/30	517,531
500,000	Boeing (The) Co.	3.63%	02/01/31	548,102
750,000	Boeing (The) Co.	3.75%	02/01/50	790,094
500,000	L3Harris Technologies, Inc.	1.80%	01/15/31	508,706
383,000	Lockheed Martin Corp.	4.09%	09/15/52	507,956
500,000	Northrop Grumman Corp.	2.55%	10/15/22	519,131
500,000	Northrop Grumman Corp.	2.93%	01/15/25	544,128
500,000	Northrop Grumman Corp.	3.25%	01/15/28	565,766
750,000	Northrop Grumman Corp.	4.03%	10/15/47	942,674
250,000	Northrop Grumman Corp.	5.25%	05/01/50	372,931
250,000	Raytheon Technologies Corp.	3.95%	08/16/25	286,847
250,000	Raytheon Technologies Corp.	2.25%	07/01/30	265,882
500,000	Raytheon Technologies Corp.	4.63%	11/16/48	679,973
250,000	Raytheon Technologies Corp.	3.13%	07/01/50	276,212
500,000	Textron, Inc.	2.45%	03/15/31	515,907
				10,968,310

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Air Freight & Logistics – 0.7%
$394,000	FedEx Corp.	3.40%	01/14/22	$406,570
850,000	FedEx Corp.	3.30%	03/15/27	953,637
500,000	FedEx Corp.	4.20%	10/17/28	594,655
648,000	FedEx Corp.	4.55%	04/01/46	834,993
550,000	FedEx Corp.	4.40%	01/15/47	697,237
250,000	United Parcel Service, Inc.	2.20%	09/01/24	265,652
250,000	United Parcel Service, Inc.	2.80%	11/15/24	270,327
500,000	United Parcel Service, Inc.	2.40%	11/15/26	546,495
250,000	United Parcel Service, Inc.	3.05%	11/15/27	286,613
500,000	United Parcel Service, Inc.	3.40%	03/15/29	583,352
250,000	United Parcel Service, Inc.	2.50%	09/01/29	272,777
500,000	United Parcel Service, Inc.	3.40%	11/15/46	604,248
500,000	United Parcel Service, Inc.	4.25%	03/15/49	684,389
250,000	United Parcel Service, Inc.	3.40%	09/01/49	306,832
				7,307,777
	Airlines – 0.1%
250,000	Southwest Airlines Co.	5.25%	05/04/25	289,764
250,000	Southwest Airlines Co.	5.13%	06/15/27	297,730
				587,494
	Automobiles – 0.1%
243,000	General Motors Co.	5.40%	10/02/23	272,273
590,000	Hyundai Capital America (a)	1.25%	09/18/23	597,389
				869,662
	Banks – 6.4%
500,000	Bank of America Corp. (b)	2.88%	04/24/23	516,058
500,000	Bank of America Corp. (b)	2.82%	07/21/23	519,373
1,207,000	Bank of America Corp. (b)	3.00%	12/20/23	1,270,866
500,000	Bank of America Corp. (b)	3.55%	03/05/24	534,313
450,000	Bank of America Corp.	4.00%	04/01/24	499,758
500,000	Bank of America Corp. (b)	3.86%	07/23/24	542,300
3,000,000	Bank of America Corp. (b)	0.81%	10/24/24	3,029,291
500,000	Bank of America Corp. (b)	3.46%	03/15/25	544,645
250,000	Bank of America Corp. (b)	0.98%	09/25/25	252,904
500,000	Bank of America Corp. (b)	3.09%	10/01/25	541,547
500,000	Bank of America Corp. (b)	2.46%	10/22/25	533,306
250,000	Bank of America Corp. (b)	3.37%	01/23/26	275,383
750,000	Bank of America Corp. (b)	2.02%	02/13/26	786,497
400,000	Bank of America Corp.	4.45%	03/03/26	466,438
950,000	Bank of America Corp.	3.50%	04/19/26	1,077,451
250,000	Bank of America Corp. (b)	1.32%	06/19/26	255,554
1,000,000	Bank of America Corp. (b)	1.20%	10/24/26	1,013,787
500,000	Bank of America Corp. (b)	3.56%	04/23/27	564,830
250,000	Bank of America Corp.	4.18%	11/25/27	290,252
500,000	Bank of America Corp. (b)	3.82%	01/20/28	574,609
500,000	Bank of America Corp. (b)	3.71%	04/24/28	569,553
500,000	Bank of America Corp. (b)	3.59%	07/21/28	568,345
1,091,000	Bank of America Corp. (b)	3.42%	12/20/28	1,233,104
250,000	Bank of America Corp. (b)	3.97%	03/05/29	292,268
500,000	Bank of America Corp. (b)	4.27%	07/23/29	595,765
500,000	Bank of America Corp. (b)	3.97%	02/07/30	589,331
500,000	Bank of America Corp. (b)	3.19%	07/23/30	560,768
500,000	Bank of America Corp. (b)	2.88%	10/22/30	549,485
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$250,000	Bank of America Corp. (b)	2.50%	02/13/31	$265,734
250,000	Bank of America Corp. (b)	2.59%	04/29/31	268,162
500,000	Bank of America Corp. (b)	1.90%	07/23/31	505,611
1,000,000	Bank of America Corp. (b)	1.92%	10/24/31	1,014,124
250,000	Bank of America Corp. (b)	4.24%	04/24/38	308,357
500,000	Bank of America Corp. (b)	4.08%	04/23/40	616,463
500,000	Bank of America Corp. (b)	2.68%	06/19/41	522,536
250,000	Bank of America Corp. (b)	4.44%	01/20/48	331,740
500,000	Bank of America Corp. (b)	3.95%	01/23/49	626,078
500,000	Bank of America Corp. (b)	4.33%	03/15/50	657,160
500,000	Bank of America Corp. (b)	2.83%	10/24/51	522,596
1,000,000	Citigroup, Inc. (b)	2.31%	11/04/22	1,016,146
500,000	Citigroup, Inc. (b)	2.88%	07/24/23	519,510
5,000,000	Citigroup, Inc. (b)	0.78%	10/30/24	5,035,242
500,000	Citigroup, Inc. (b)	3.35%	04/24/25	543,845
450,000	Citigroup, Inc.	4.60%	03/09/26	527,720
500,000	Citigroup, Inc. (b)	3.11%	04/08/26	547,050
300,000	Citigroup, Inc.	3.40%	05/01/26	337,923
250,000	Citigroup, Inc.	3.20%	10/21/26	279,632
300,000	Citigroup, Inc.	4.30%	11/20/26	349,722
350,000	Citigroup, Inc.	4.45%	09/29/27	413,994
500,000	Citigroup, Inc. (b)	3.89%	01/10/28	573,351
1,000,000	Citigroup, Inc. (b)	3.67%	07/24/28	1,134,373
500,000	Citigroup, Inc.	4.13%	07/25/28	585,226
500,000	Citigroup, Inc. (b)	3.52%	10/27/28	565,623
250,000	Citigroup, Inc. (b)	4.08%	04/23/29	293,409
500,000	Citigroup, Inc. (b)	3.98%	03/20/30	588,424
1,000,000	Citigroup, Inc. (b)	2.98%	11/05/30	1,102,175
500,000	Citigroup, Inc. (b)	2.67%	01/29/31	537,050
250,000	Citigroup, Inc. (b)	2.57%	06/03/31	266,689
500,000	Citigroup, Inc. (b)	3.88%	01/24/39	597,382
750,000	Citigroup, Inc.	4.75%	05/18/46	1,003,644
500,000	Citigroup, Inc. (b)	4.28%	04/24/48	655,854
500,000	Citigroup, Inc.	4.65%	07/23/48	691,416
500,000	First Republic Bank (CA) (b)	1.91%	02/12/24	515,045
325,000	JPMorgan Chase & Co.	3.20%	01/25/23	344,153
500,000	JPMorgan Chase & Co. (b)	3.21%	04/01/23	518,252
250,000	JPMorgan Chase & Co. (b)	2.78%	04/25/23	258,184
500,000	JPMorgan Chase & Co.	2.70%	05/18/23	525,786
400,000	JPMorgan Chase & Co.	3.88%	02/01/24	440,625
250,000	JPMorgan Chase & Co. (b)	3.56%	04/23/24	268,044
837,000	JPMorgan Chase & Co. (b)	1.51%	06/01/24	859,649
250,000	JPMorgan Chase & Co. (b)	3.80%	07/23/24	271,289
500,000	JPMorgan Chase & Co. (b)	2.30%	10/15/25	531,052
850,000	JPMorgan Chase & Co.	3.30%	04/01/26	951,999
500,000	JPMorgan Chase & Co. (b)	1.05%	11/19/26	505,890
300,000	JPMorgan Chase & Co.	4.13%	12/15/26	351,189
250,000	JPMorgan Chase & Co.	3.63%	12/01/27	284,287
500,000	JPMorgan Chase & Co. (b)	3.78%	02/01/28	575,000
500,000	JPMorgan Chase & Co. (b)	3.54%	05/01/28	571,196
500,000	JPMorgan Chase & Co. (b)	3.51%	01/23/29	569,182
250,000	JPMorgan Chase & Co. (b)	4.01%	04/23/29	293,793
500,000	JPMorgan Chase & Co. (b)	4.20%	07/23/29	598,387
500,000	JPMorgan Chase & Co. (b)	3.70%	05/06/30	580,444

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Banks (Continued)
$500,000	JPMorgan Chase & Co. (b)	2.96%	05/13/31	$548,973
500,000	JPMorgan Chase & Co. (b)	1.76%	11/19/31	505,200
400,000	JPMorgan Chase & Co.	6.40%	05/15/38	620,509
250,000	JPMorgan Chase & Co. (b)	3.88%	07/24/38	304,840
500,000	JPMorgan Chase & Co. (b)	2.53%	11/19/41	513,958
500,000	JPMorgan Chase & Co. (b)	4.26%	02/22/48	655,963
750,000	JPMorgan Chase & Co. (b)	3.96%	11/15/48	945,572
500,000	JPMorgan Chase & Co. (b)	3.90%	01/23/49	631,471
500,000	Wells Fargo & Co.	2.63%	07/22/22	517,717
500,000	Wells Fargo & Co. (b)	1.65%	06/02/24	514,063
425,000	Wells Fargo & Co.	3.30%	09/09/24	465,709
500,000	Wells Fargo & Co. (b)	2.41%	10/30/25	528,879
500,000	Wells Fargo & Co. (b)	2.16%	02/11/26	526,081
550,000	Wells Fargo & Co.	3.00%	04/22/26	605,777
250,000	Wells Fargo & Co.	3.00%	10/23/26	277,215
500,000	Wells Fargo & Co. (b)	3.58%	05/22/28	567,122
500,000	Wells Fargo & Co. (b)	2.88%	10/30/30	545,923
275,000	Wells Fargo & Co.	4.40%	06/14/46	344,820
750,000	Wells Fargo & Co.	4.75%	12/07/46	983,162
500,000	Wells Fargo Bank N.A. (b)	2.08%	09/09/22	505,784
				63,773,926
	Beverages – 0.7%
875,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.70%	02/01/36	1,112,733
1,100,000	Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.	4.90%	02/01/46	1,434,726
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.15%	01/23/25	284,778
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.75%	01/23/29	308,931
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.90%	01/23/31	318,701
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.38%	04/15/38	309,935
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.35%	06/01/40	307,569
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.60%	04/15/48	316,879
250,000	Anheuser-Busch Inbev Worldwide, Inc.	5.55%	01/23/49	356,048
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.50%	06/01/50	316,121
250,000	Anheuser-Busch Inbev Worldwide, Inc.	4.75%	04/15/58	328,122
250,000	Anheuser-Busch Inbev Worldwide, Inc.	5.80%	01/23/59	385,957
975,000	Coca-Cola (The) Co.	3.20%	11/01/23	1,057,697
500,000	Coca-Cola (The) Co.	1.75%	09/06/24	524,013
				7,362,210
	Biotechnology – 1.7%
2,000,000	AbbVie, Inc.	2.15%	11/19/21	2,032,477
375,000	AbbVie, Inc.	2.90%	11/06/22	392,421
2,000,000	AbbVie, Inc.	2.30%	11/21/22	2,073,565
250,000	AbbVie, Inc.	3.75%	11/14/23	272,744
1,000,000	AbbVie, Inc.	2.60%	11/21/24	1,072,380
250,000	AbbVie, Inc.	3.60%	05/14/25	278,683
1,000,000	AbbVie, Inc.	2.95%	11/21/26	1,106,728
250,000	AbbVie, Inc.	4.25%	11/14/28	299,927
1,000,000	AbbVie, Inc.	3.20%	11/21/29	1,122,403
500,000	AbbVie, Inc.	4.05%	11/21/39	606,749
275,000	AbbVie, Inc.	4.40%	11/06/42	345,850
300,000	AbbVie, Inc.	4.70%	05/14/45	393,078
250,000	AbbVie, Inc.	4.88%	11/14/48	338,689
1,000,000	AbbVie, Inc.	4.25%	11/21/49	1,258,295
450,000	Amgen, Inc.	2.70%	05/01/22	463,101
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Biotechnology (Continued)
$500,000	Amgen, Inc.	1.90%	02/21/25	$526,578
750,000	Amgen, Inc.	2.20%	02/21/27	804,460
500,000	Amgen, Inc.	2.45%	02/21/30	536,268
250,000	Amgen, Inc.	2.30%	02/25/31	267,121
750,000	Amgen, Inc.	3.15%	02/21/40	827,973
750,000	Amgen, Inc.	3.38%	02/21/50	840,341
500,000	Gilead Sciences, Inc.	1.20%	10/01/27	504,258
500,000	Gilead Sciences, Inc.	1.65%	10/01/30	502,818
500,000	Gilead Sciences, Inc.	2.80%	10/01/50	498,209
				17,365,116
	Capital Markets – 2.8%
500,000	Cboe Global Markets, Inc.	1.63%	12/15/30	506,331
500,000	Charles Schwab (The) Corp.	0.90%	03/11/26	506,778
500,000	Goldman Sachs Group (The), Inc.	3.00%	04/26/22	504,081
500,000	Goldman Sachs Group (The), Inc. (b)	2.88%	10/31/22	510,210
700,000	Goldman Sachs Group (The), Inc.	3.63%	01/22/23	747,216
250,000	Goldman Sachs Group (The), Inc. (b)	2.91%	06/05/23	258,942
500,000	Goldman Sachs Group (The), Inc. (b)	2.91%	07/24/23	519,478
715,000	Goldman Sachs Group (The), Inc. (b)	0.63%	11/17/23	718,159
500,000	Goldman Sachs Group (The), Inc.	3.63%	02/20/24	544,711
600,000	Goldman Sachs Group (The), Inc.	4.00%	03/03/24	663,282
500,000	Goldman Sachs Group (The), Inc.	3.50%	04/01/25	555,929
500,000	Goldman Sachs Group (The), Inc. (b)	3.27%	09/29/25	548,004
600,000	Goldman Sachs Group (The), Inc.	4.25%	10/21/25	688,535
550,000	Goldman Sachs Group (The), Inc.	3.75%	02/25/26	625,195
500,000	Goldman Sachs Group (The), Inc.	3.50%	11/16/26	561,702
500,000	Goldman Sachs Group (The), Inc. (b)	1.09%	12/09/26	506,102
750,000	Goldman Sachs Group (The), Inc.	3.85%	01/26/27	856,294
250,000	Goldman Sachs Group (The), Inc. (b)	3.69%	06/05/28	288,173
500,000	Goldman Sachs Group (The), Inc. (b)	3.81%	04/23/29	579,084
500,000	Goldman Sachs Group (The), Inc. (b)	4.22%	05/01/29	593,562
500,000	Goldman Sachs Group (The), Inc.	2.60%	02/07/30	538,466
500,000	Goldman Sachs Group (The), Inc. (b)	4.02%	10/31/38	610,946
500,000	Goldman Sachs Group (The), Inc. (b)	4.41%	04/23/39	640,014
400,000	Goldman Sachs Group (The), Inc.	6.25%	02/01/41	627,300
250,000	Intercontinental Exchange, Inc.	1.85%	09/15/32	252,595
250,000	Intercontinental Exchange, Inc.	2.65%	09/15/40	258,164
250,000	Intercontinental Exchange, Inc.	3.00%	09/15/60	263,060
500,000	Morgan Stanley	2.63%	11/17/21	509,935
1,000,000	Morgan Stanley	2.75%	05/19/22	1,032,934
500,000	Morgan Stanley	3.13%	01/23/23	527,843
300,000	Morgan Stanley	3.75%	02/25/23	321,752
235,000	Morgan Stanley (b)	0.56%	11/10/23	235,609
500,000	Morgan Stanley (b)	3.74%	04/24/24	538,158
450,000	Morgan Stanley	3.88%	04/29/24	498,753
250,000	Morgan Stanley (b)	2.72%	07/22/25	267,531
1,000,000	Morgan Stanley (b)	0.86%	10/21/25	1,008,783
800,000	Morgan Stanley	3.88%	01/27/26	918,087
500,000	Morgan Stanley (b)	2.19%	04/28/26	528,557
250,000	Morgan Stanley	4.35%	09/08/26	294,973
250,000	Morgan Stanley (b)	0.99%	12/10/26	252,042
250,000	Morgan Stanley	3.63%	01/20/27	286,540
500,000	Morgan Stanley (b)	3.59%	07/22/28	571,353

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Capital Markets (Continued)
$500,000	Morgan Stanley (b)	3.77%	01/24/29	$580,008
500,000	Morgan Stanley (b)	4.43%	01/23/30	608,626
500,000	Morgan Stanley (b)	2.70%	01/22/31	545,036
1,000,000	Morgan Stanley (b)	1.79%	02/13/32	1,008,078
500,000	Morgan Stanley (b)	3.97%	07/22/38	617,018
500,000	Morgan Stanley (b)	4.46%	04/22/39	650,966
350,000	Morgan Stanley	6.38%	07/24/42	572,409
500,000	Nasdaq, Inc.	1.65%	01/15/31	496,085
750,000	Nasdaq, Inc.	2.50%	12/21/40	742,057
				28,085,446
	Chemicals – 0.6%
500,000	Dow Chemical (The) Co.	3.63%	05/15/26	563,799
250,000	Dow Chemical (The) Co.	2.10%	11/15/30	256,780
250,000	Dow Chemical (The) Co.	4.80%	05/15/49	338,800
250,000	Dow Chemical (The) Co.	3.60%	11/15/50	281,415
250,000	EI du Pont de Nemours and Co.	1.70%	07/15/25	260,695
250,000	EI du Pont de Nemours and Co.	2.30%	07/15/30	266,261
500,000	LYB International Finance III, LLC	3.38%	10/01/40	529,256
500,000	LYB International Finance III, LLC	3.63%	04/01/51	548,411
750,000	LYB International Finance III, LLC	3.80%	10/01/60	809,735
500,000	Nutrition & Biosciences, Inc. (a)	1.23%	10/01/25	505,650
500,000	Nutrition & Biosciences, Inc. (a)	1.83%	10/15/27	515,653
500,000	Nutrition & Biosciences, Inc. (a)	2.30%	11/01/30	515,453
500,000	Nutrition & Biosciences, Inc. (a)	3.27%	11/15/40	538,079
500,000	Nutrition & Biosciences, Inc. (a)	3.47%	12/01/50	544,163
				6,474,150
	Commercial Services & Supplies – 0.2%
250,000	Republic Services, Inc.	2.50%	08/15/24	267,105
500,000	Republic Services, Inc.	0.88%	11/15/25	504,158
500,000	Republic Services, Inc.	1.45%	02/15/31	489,810
500,000	Republic Services, Inc.	1.75%	02/15/32	501,693
500,000	Republic Services, Inc.	3.05%	03/01/50	548,334
				2,311,100
	Communications Equipment – 0.1%
500,000	Cisco Systems, Inc.	3.63%	03/04/24	550,058
	Consumer Finance – 1.1%
1,890,000	Ally Financial, Inc.	1.45%	10/02/23	1,930,355
250,000	American Express Co.	2.50%	08/01/22	258,017
250,000	American Express Co.	3.70%	08/03/23	270,853
250,000	American Express Co.	3.40%	02/22/24	271,439
500,000	American Express Co.	2.50%	07/30/24	533,939
500,000	American Express Co.	3.00%	10/30/24	546,391
250,000	American Express Co.	4.20%	11/06/25	290,583
333,000	Capital One Financial Corp.	2.60%	05/11/23	349,109
250,000	Capital One Financial Corp.	4.25%	04/30/25	285,634
500,000	Caterpillar Financial Services Corp.	1.95%	11/18/22	516,156
1,000,000	Caterpillar Financial Services Corp.	0.80%	11/13/25	1,008,708
500,000	Discover Bank	3.35%	02/06/23	527,903
250,000	General Motors Financial Co., Inc.	3.20%	07/06/21	252,710
500,000	General Motors Financial Co., Inc.	4.20%	11/06/21	515,423
250,000	General Motors Financial Co., Inc.	3.55%	07/08/22	260,818
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Consumer Finance (Continued)
$250,000	General Motors Financial Co., Inc.	5.20%	03/20/23	$274,238
500,000	General Motors Financial Co., Inc.	1.70%	08/18/23	513,206
250,000	General Motors Financial Co., Inc.	5.10%	01/17/24	279,917
250,000	General Motors Financial Co., Inc.	3.50%	11/07/24	270,446
500,000	General Motors Financial Co., Inc.	2.90%	02/26/25	534,474
250,000	General Motors Financial Co., Inc.	2.75%	06/20/25	267,547
200,000	General Motors Financial Co., Inc.	5.25%	03/01/26	235,378
250,000	General Motors Financial Co., Inc.	4.35%	01/17/27	284,965
250,000	General Motors Financial Co., Inc.	2.70%	08/20/27	265,533
500,000	General Motors Financial Co., Inc.	3.60%	06/21/30	558,154
				11,301,896
	Containers & Packaging – 0.1%
350,000	International Paper Co.	4.40%	08/15/47	459,074
250,000	WRKCo, Inc.	3.00%	09/15/24	269,460
				728,534
	Diversified Financial Services – 0.4%
500,000	Berkshire Hathaway Finance Corp.	1.45%	10/15/30	507,192
250,000	Berkshire Hathaway Finance Corp.	4.20%	08/15/48	330,718
500,000	Berkshire Hathaway Finance Corp.	4.25%	01/15/49	665,384
500,000	Berkshire Hathaway Finance Corp.	2.85%	10/15/50	537,107
425,000	Berkshire Hathaway, Inc.	3.13%	03/15/26	475,074
250,000	Dell International LLC/EMC Corp. (a)	5.85%	07/15/25	300,445
500,000	Dell International LLC/EMC Corp. (a)	4.90%	10/01/26	590,859
250,000	Dell International LLC/EMC Corp. (a)	6.10%	07/15/27	311,004
250,000	Dell International LLC/EMC Corp. (a)	8.35%	07/15/46	378,696
				4,096,479
	Diversified Telecommunication Services – 1.8%
350,000	AT&T, Inc.	3.40%	05/15/25	389,159
500,000	AT&T, Inc.	2.30%	06/01/27	533,891
500,000	AT&T, Inc.	1.65%	02/01/28	510,812
500,000	AT&T, Inc.	4.35%	03/01/29	596,738
462,000	AT&T, Inc.	4.30%	02/15/30	552,292
500,000	AT&T, Inc.	2.75%	06/01/31	534,787
500,000	AT&T, Inc.	2.25%	02/01/32	508,182
1,392,000	AT&T, Inc. (a)	2.55%	12/01/33	1,430,077
250,000	AT&T, Inc.	3.50%	06/01/41	270,309
500,000	AT&T, Inc.	3.10%	02/01/43	509,081
250,000	AT&T, Inc.	3.65%	06/01/51	262,256
500,000	AT&T, Inc.	3.30%	02/01/52	496,698
1,186,000	AT&T, Inc. (a)	3.50%	09/15/53	1,192,322
504,000	AT&T, Inc. (a)	3.55%	09/15/55	503,287
1,044,000	AT&T, Inc. (a)	3.65%	09/15/59	1,056,342
250,000	AT&T, Inc.	3.85%	06/01/60	263,137
500,000	AT&T, Inc.	3.50%	02/01/61	499,058
500,000	Level 3 Financing, Inc. (a)	3.40%	03/01/27	545,467
250,000	Level 3 Financing, Inc. (a)	3.88%	11/15/29	278,209
1,500,000	Verizon Communications, Inc.	0.85%	11/20/25	1,512,490
250,000	Verizon Communications, Inc.	2.63%	08/15/26	274,158
250,000	Verizon Communications, Inc.	4.13%	03/16/27	294,836
250,000	Verizon Communications, Inc.	3.88%	02/08/29	294,680
1,119,000	Verizon Communications, Inc.	4.02%	12/03/29	1,332,578
500,000	Verizon Communications, Inc.	1.75%	01/20/31	498,415

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Diversified Telecommunication Services (Continued)
$500,000	Verizon Communications, Inc.	2.65%	11/20/40	$505,646
298,000	Verizon Communications, Inc.	4.13%	08/15/46	366,864
750,000	Verizon Communications, Inc.	4.86%	08/21/46	1,015,227
250,000	Verizon Communications, Inc.	4.52%	09/15/48	326,586
500,000	Verizon Communications, Inc.	2.88%	11/20/50	504,800
500,000	Verizon Communications, Inc.	3.00%	11/20/60	506,190
				18,364,574
	Electric Utilities – 2.6%
500,000	AEP Texas, Inc.	2.40%	10/01/22	516,047
250,000	AEP Transmission Co., LLC	4.00%	12/01/46	312,379
500,000	AEP Transmission Co., LLC	3.75%	12/01/47	610,981
500,000	AEP Transmission Co., LLC	4.25%	09/15/48	662,254
250,000	Alabama Power Co.	3.70%	12/01/47	305,441
500,000	Alabama Power Co.	3.45%	10/01/49	588,845
500,000	American Electric Power Co., Inc.	3.65%	12/01/21	515,557
750,000	American Electric Power Co., Inc.	2.95%	12/15/22	783,738
412,000	American Electric Power Co., Inc.	0.75%	11/01/23	413,014
1,000,000	American Electric Power Co., Inc.	1.00%	11/01/25	1,012,838
300,000	Appalachian Power Co.	4.40%	05/15/44	376,143
250,000	Appalachian Power Co.	3.70%	05/01/50	301,182
500,000	Atlantic City Electric Co.	4.00%	10/15/28	587,849
250,000	Baltimore Gas & Electric Co.	3.50%	08/15/46	291,577
250,000	Baltimore Gas & Electric Co.	3.75%	08/15/47	307,481
250,000	Baltimore Gas & Electric Co.	3.20%	09/15/49	280,263
250,000	Baltimore Gas & Electric Co.	2.90%	06/15/50	269,977
250,000	CenterPoint Energy Houston Electric LLC	2.90%	07/01/50	272,058
250,000	Commonwealth Edison Co.	2.95%	08/15/27	277,962
500,000	Commonwealth Edison Co.	3.75%	08/15/47	603,009
500,000	Commonwealth Edison Co.	4.00%	03/01/49	641,220
500,000	DTE Electric Co.	2.25%	03/01/30	537,043
500,000	DTE Electric Co.	2.95%	03/01/50	558,782
500,000	Duke Energy Corp.	2.40%	08/15/22	515,380
500,000	Duke Energy Florida LLC	3.20%	01/15/27	558,895
1,000,000	Duke Energy Florida LLC	2.50%	12/01/29	1,093,340
250,000	Duke Energy Florida LLC	3.40%	10/01/46	286,469
250,000	Duke Energy Florida LLC	4.20%	07/15/48	322,525
500,000	Duke Energy Progress LLC	3.45%	03/15/29	581,200
250,000	Duke Energy Progress LLC	3.60%	09/15/47	303,454
500,000	Exelon Corp.	4.05%	04/15/30	592,556
250,000	Florida Power & Light Co.	3.95%	03/01/48	326,619
500,000	Georgia Power Co.	2.10%	07/30/23	522,577
500,000	Georgia Power Co.	2.20%	09/15/24	527,030
500,000	Indiana Michigan Power Co.	3.75%	07/01/47	596,659
250,000	Indiana Michigan Power Co.	4.25%	08/15/48	324,093
250,000	PECO Energy Co.	3.70%	09/15/47	307,272
500,000	PECO Energy Co.	3.90%	03/01/48	632,817
250,000	PECO Energy Co.	3.00%	09/15/49	276,830
500,000	Public Service Electric & Gas Co.	3.25%	09/01/23	535,893
500,000	Public Service Electric & Gas Co.	3.60%	12/01/47	604,132
250,000	Public Service Electric & Gas Co.	4.05%	05/01/48	323,094
250,000	Public Service Electric & Gas Co.	3.85%	05/01/49	315,929
500,000	Public Service Electric & Gas Co.	3.20%	08/01/49	574,976
500,000	Public Service Electric & Gas Co.	2.05%	08/01/50	471,508
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Electric Utilities (Continued)
$500,000	Southwestern Electric Power Co.	2.75%	10/01/26	$542,955
500,000	Virginia Electric & Power Co.	2.75%	03/15/23	523,634
450,000	Virginia Electric & Power Co.	2.95%	11/15/26	501,359
250,000	Virginia Electric & Power Co.	3.50%	03/15/27	285,808
475,000	Virginia Electric & Power Co.	4.45%	02/15/44	622,827
250,000	Virginia Electric & Power Co.	4.00%	11/15/46	317,491
250,000	Virginia Electric & Power Co.	3.80%	09/15/47	310,077
500,000	Virginia Electric & Power Co.	4.60%	12/01/48	704,924
500,000	Virginia Electric & Power Co.	2.45%	12/15/50	505,261
				25,933,224
	Entertainment – 0.0%
500,000	Walt Disney (The) Co.	1.75%	08/30/24	521,709
	Equity Real Estate Investment Trusts – 0.2%
500,000	Alexandria Real Estate Equities, Inc.	1.88%	02/01/33	500,544
500,000	American Tower Corp.	0.60%	01/15/24	500,675
200,000	American Tower Corp.	1.50%	01/31/28	201,447
250,000	American Tower Corp.	2.90%	01/15/30	273,037
250,000	American Tower Corp.	2.95%	01/15/51	251,089
500,000	Prologis L.P.	2.13%	10/15/50	465,622
				2,192,414
	Food & Staples Retailing – 0.7%
325,000	Walmart, Inc.	3.30%	04/22/24	354,472
500,000	Walmart, Inc.	2.85%	07/08/24	541,193
1,000,000	Walmart, Inc.	3.55%	06/26/25	1,132,813
500,000	Walmart, Inc.	3.05%	07/08/26	563,187
250,000	Walmart, Inc.	3.70%	06/26/28	294,653
500,000	Walmart, Inc.	3.25%	07/08/29	582,336
500,000	Walmart, Inc.	2.38%	09/24/29	547,186
250,000	Walmart, Inc.	3.95%	06/28/38	319,318
1,000,000	Walmart, Inc.	3.63%	12/15/47	1,270,395
250,000	Walmart, Inc.	4.05%	06/29/48	339,874
750,000	Walmart, Inc.	2.95%	09/24/49	866,455
				6,811,882
	Food Products – 0.2%
500,000	Conagra Brands, Inc.	4.30%	05/01/24	559,828
500,000	Conagra Brands, Inc.	4.60%	11/01/25	589,469
250,000	Conagra Brands, Inc.	1.38%	11/01/27	252,468
500,000	Conagra Brands, Inc.	4.85%	11/01/28	621,747
250,000	Conagra Brands, Inc.	5.40%	11/01/48	357,661
				2,381,173
	Gas Utilities – 0.2%
500,000	CenterPoint Energy Resources Corp.	1.75%	10/01/30	505,923
250,000	East Ohio Gas (The) Co. (a)	2.00%	06/15/30	259,654
250,000	East Ohio Gas (The) Co. (a)	3.00%	06/15/50	273,861
500,000	Southern Co. Gas Capital Corp.	4.40%	05/30/47	629,965
				1,669,403
	Health Care Equipment & Supplies – 0.6%
500,000	Abbott Laboratories	1.15%	01/30/28	507,678
500,000	Abbott Laboratories	1.40%	06/30/30	507,915

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Health Care Equipment & Supplies (Continued)
$1,100,000	Abbott Laboratories	4.90%	11/30/46	$1,633,463
550,000	Becton Dickinson and Co.	3.36%	06/06/24	598,170
522,000	Becton Dickinson and Co.	3.70%	06/06/27	599,388
800,000	Becton Dickinson and Co.	4.67%	06/06/47	1,052,179
250,000	Boston Scientific Corp.	4.55%	03/01/39	319,420
250,000	Boston Scientific Corp.	4.70%	03/01/49	343,585
				5,561,798
	Health Care Providers & Services – 2.1%
500,000	Anthem, Inc.	2.38%	01/15/25	535,079
250,000	Anthem, Inc.	2.88%	09/15/29	278,256
250,000	Anthem, Inc.	2.25%	05/15/30	265,886
250,000	Anthem, Inc.	4.55%	03/01/48	333,604
750,000	Anthem, Inc.	3.70%	09/15/49	898,645
250,000	Anthem, Inc.	3.13%	05/15/50	274,976
333,000	Cigna Corp.	3.75%	07/15/23	360,081
500,000	Cigna Corp.	4.13%	11/15/25	576,260
384,000	CVS Health Corp.	3.70%	03/09/23	410,935
1,750,000	CVS Health Corp.	2.63%	08/15/24	1,876,204
1,500,000	CVS Health Corp.	1.30%	08/21/27	1,507,898
282,000	CVS Health Corp.	4.30%	03/25/28	335,775
800,000	CVS Health Corp.	1.75%	08/21/30	805,352
500,000	CVS Health Corp.	1.88%	02/28/31	507,353
500,000	CVS Health Corp.	2.70%	08/21/40	507,337
1,250,000	CVS Health Corp.	5.05%	03/25/48	1,696,881
1,000,000	HCA, Inc.	4.75%	05/01/23	1,090,935
250,000	HCA, Inc.	4.13%	06/15/29	290,328
250,000	HCA, Inc.	5.13%	06/15/39	320,498
250,000	HCA, Inc.	5.25%	06/15/49	330,740
500,000	Laboratory Corp. of America Holdings	2.95%	12/01/29	553,300
250,000	UnitedHealth Group, Inc.	3.50%	02/15/24	273,752
500,000	UnitedHealth Group, Inc.	2.38%	08/15/24	533,227
250,000	UnitedHealth Group, Inc.	3.70%	12/15/25	287,374
250,000	UnitedHealth Group, Inc.	1.25%	01/15/26	257,909
250,000	UnitedHealth Group, Inc.	3.10%	03/15/26	280,571
500,000	UnitedHealth Group, Inc.	3.45%	01/15/27	572,963
500,000	UnitedHealth Group, Inc.	3.38%	04/15/27	571,770
500,000	UnitedHealth Group, Inc.	2.95%	10/15/27	562,599
250,000	UnitedHealth Group, Inc.	3.88%	12/15/28	300,229
250,000	UnitedHealth Group, Inc.	2.00%	05/15/30	265,399
573,000	UnitedHealth Group, Inc.	4.75%	07/15/45	807,469
500,000	UnitedHealth Group, Inc.	4.20%	01/15/47	662,698
500,000	UnitedHealth Group, Inc.	4.25%	04/15/47	666,437
250,000	UnitedHealth Group, Inc.	4.45%	12/15/48	345,686
250,000	UnitedHealth Group, Inc.	2.90%	05/15/50	277,342
250,000	UnitedHealth Group, Inc.	3.88%	08/15/59	324,388
250,000	UnitedHealth Group, Inc.	3.13%	05/15/60	290,900
500,000	Universal Health Services, Inc. (a)	2.65%	10/15/30	519,994
				21,557,030
	Hotels, Restaurants & Leisure – 0.1%
500,000	Marriott International (MD), Inc.	5.75%	05/01/25	585,186
250,000	Marriott International (MD), Inc.	3.50%	10/15/32	274,051
				859,237
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Household Durables – 0.1%
$500,000	DR Horton, Inc.	2.50%	10/15/24	$533,990
	Independent Power & Renewable Electricity Producers – 0.3%
500,000	NextEra Energy Capital Holdings, Inc.	2.80%	01/15/23	523,453
500,000	NextEra Energy Capital Holdings, Inc.	3.15%	04/01/24	540,742
500,000	NextEra Energy Capital Holdings, Inc.	3.55%	05/01/27	570,087
500,000	NextEra Energy Capital Holdings, Inc.	3.50%	04/01/29	573,270
500,000	NextEra Energy Capital Holdings, Inc.	2.75%	11/01/29	545,783
				2,753,335
	Industrial Conglomerates – 0.4%
500,000	Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.	2.77%	12/15/22	522,530
500,000	Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor, Inc.	4.08%	12/15/47	565,914
250,000	GE Capital Funding LLC (a)	3.45%	05/15/25	275,997
250,000	GE Capital Funding LLC (a)	4.05%	05/15/27	286,237
250,000	GE Capital Funding LLC (a)	4.40%	05/15/30	294,933
250,000	GE Capital Funding LLC (a)	4.55%	05/15/32	300,299
250,000	General Electric Co.	3.45%	05/01/27	282,920
250,000	General Electric Co.	3.63%	05/01/30	286,058
250,000	General Electric Co.	4.25%	05/01/40	295,949
250,000	General Electric Co.	4.35%	05/01/50	304,573
366,000	Roper Technologies, Inc.	1.00%	09/15/25	370,666
250,000	Roper Technologies, Inc.	2.00%	06/30/30	255,744
500,000	Roper Technologies, Inc.	1.75%	02/15/31	498,536
				4,540,356
	Insurance – 0.7%
2,000,000	AIG Global Funding (a)	0.45%	12/08/23	2,000,631
500,000	AIG Global Funding (a)	0.90%	09/22/25	501,239
500,000	American International Group, Inc.	2.50%	06/30/25	537,836
360,000	Athene Global Funding (a)	1.20%	10/13/23	362,923
500,000	Athene Global Funding (a)	2.55%	11/19/30	501,028
750,000	Brown & Brown, Inc.	2.38%	03/15/31	786,701
250,000	Hartford Financial Services Group (The), Inc.	3.60%	08/19/49	294,195
250,000	Marsh & McLennan Cos., Inc.	4.90%	03/15/49	363,344
500,000	Travelers (The) Cos., Inc.	4.00%	05/30/47	649,945
500,000	Travelers (The) Cos., Inc.	4.10%	03/04/49	660,173
				6,658,015
	IT Services – 0.3%
500,000	Fiserv, Inc.	2.75%	07/01/24	537,160
500,000	Fiserv, Inc.	3.20%	07/01/26	560,505
250,000	Fiserv, Inc.	2.25%	06/01/27	266,826
500,000	Fiserv, Inc.	3.50%	07/01/29	571,964
250,000	Fiserv, Inc.	2.65%	06/01/30	270,811
500,000	Fiserv, Inc.	4.40%	07/01/49	670,932
450,000	Visa, Inc.	4.30%	12/14/45	618,433
				3,496,631
	Life Sciences Tools & Services – 0.1%
500,000	Thermo Fisher Scientific, Inc.	4.50%	03/25/30	625,600
	Machinery – 0.1%
500,000	Otis Worldwide Corp.	3.11%	02/15/40	544,524

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Machinery (Continued)
$250,000	Westinghouse Air Brake Technologies Corp.	4.40%	03/15/24	$273,875
				818,399
	Media – 1.2%
610,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.91%	07/23/25	708,902
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	2.30%	02/01/32	501,058
250,000	Charter Communications Operating LLC/Charter Communications Operating Capital	5.38%	05/01/47	312,501
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	4.80%	03/01/50	598,196
1,000,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.70%	04/01/51	1,042,242
500,000	Charter Communications Operating LLC/Charter Communications Operating Capital	3.85%	04/01/61	505,101
575,000	Comcast Corp.	3.70%	04/15/24	632,909
550,000	Comcast Corp.	3.95%	10/15/25	632,289
250,000	Comcast Corp.	3.55%	05/01/28	288,470
350,000	Comcast Corp.	4.15%	10/15/28	421,599
500,000	Comcast Corp.	2.65%	02/01/30	547,424
250,000	Comcast Corp.	1.50%	02/15/31	248,541
500,000	Comcast Corp.	3.25%	11/01/39	568,494
250,000	Comcast Corp.	3.75%	04/01/40	302,853
250,000	Comcast Corp.	3.40%	07/15/46	288,571
500,000	Comcast Corp.	4.00%	08/15/47	630,208
250,000	Comcast Corp.	4.00%	03/01/48	315,506
400,000	Comcast Corp.	4.70%	10/15/48	559,821
500,000	Comcast Corp.	3.45%	02/01/50	591,157
250,000	Comcast Corp.	2.45%	08/15/52	243,139
250,000	Cox Communications, Inc. (a)	1.80%	10/01/30	250,074
250,000	Cox Communications, Inc. (a)	2.95%	10/01/50	256,107
750,000	Discovery Communications LLC	5.30%	05/15/49	991,152
250,000	Discovery Communications LLC	4.65%	05/15/50	313,498
250,000	ViacomCBS, Inc.	4.75%	05/15/25	290,360
250,000	ViacomCBS, Inc.	4.95%	05/19/50	324,658
				12,364,830
	Multi-Utilities – 1.1%
1,000,000	CenterPoint Energy, Inc.	3.85%	02/01/24	1,094,851
750,000	CenterPoint Energy, Inc.	2.50%	09/01/24	798,007
250,000	CenterPoint Energy, Inc.	2.95%	03/01/30	272,643
500,000	Consolidated Edison Co. of New York, Inc.	3.88%	06/15/47	592,907
500,000	Consolidated Edison Co. of New York, Inc.	4.13%	05/15/49	619,608
250,000	Consolidated Edison Co. of New York, Inc.	4.30%	12/01/56	318,592
1,000,000	Consolidated Edison Co. of New York, Inc.	3.70%	11/15/59	1,160,523
250,000	Dominion Energy, Inc.	2.75%	01/15/22	255,488
495,000	Dominion Energy, Inc.	4.70%	12/01/44	649,967
500,000	DTE Energy Co.	2.95%	03/01/30	547,971
500,000	Eastern Energy Gas Holdings LLC	3.00%	11/15/29	554,959
500,000	Eastern Energy Gas Holdings LLC	3.90%	11/15/49	592,273
667,000	NiSource, Inc.	4.38%	05/15/47	849,063
250,000	NiSource, Inc.	3.95%	03/30/48	308,181
500,000	Public Service Enterprise Group, Inc.	2.65%	11/15/22	521,449
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Multi-Utilities (Continued)
$1,500,000	Public Service Enterprise Group, Inc.	0.80%	08/15/25	$1,502,137
				10,638,619
	Oil, Gas & Consumable Fuels – 2.1%
500,000	BP Capital Markets America, Inc.	2.94%	04/06/23	527,898
1,000,000	BP Capital Markets America, Inc.	3.80%	09/21/25	1,134,675
500,000	BP Capital Markets America, Inc.	3.41%	02/11/26	561,352
500,000	BP Capital Markets America, Inc.	3.94%	09/21/28	587,382
500,000	BP Capital Markets America, Inc.	1.75%	08/10/30	503,496
500,000	BP Capital Markets America, Inc.	2.77%	11/10/50	499,293
500,000	BP Capital Markets America, Inc.	2.94%	06/04/51	511,786
500,000	Chevron USA, Inc.	0.69%	08/12/25	503,356
500,000	Chevron USA, Inc.	2.34%	08/12/50	496,259
250,000	Diamondback Energy, Inc.	4.75%	05/31/25	281,725
500,000	Energy Transfer Operating L.P.	4.50%	04/15/24	547,415
250,000	Energy Transfer Operating L.P.	4.20%	04/15/27	275,910
250,000	Energy Transfer Operating L.P.	5.25%	04/15/29	292,084
250,000	Energy Transfer Operating L.P.	5.30%	04/15/47	277,227
250,000	Energy Transfer Operating L.P.	6.00%	06/15/48	295,006
250,000	Energy Transfer Operating L.P.	6.25%	04/15/49	302,826
250,000	Exxon Mobil Corp.	2.99%	03/19/25	273,840
250,000	Exxon Mobil Corp.	2.61%	10/15/30	273,302
500,000	Kinder Morgan, Inc.	3.15%	01/15/23	526,005
250,000	Kinder Morgan, Inc.	2.00%	02/15/31	251,670
500,000	Magellan Midstream Partners L.P.	3.95%	03/01/50	564,500
500,000	Marathon Petroleum Corp.	4.50%	05/01/23	543,205
500,000	MPLX L.P.	2.65%	08/15/30	524,876
500,000	MPLX L.P.	5.20%	03/01/47	609,629
400,000	ONEOK Partners L.P.	3.38%	10/01/22	416,527
250,000	ONEOK, Inc.	2.75%	09/01/24	264,055
250,000	ONEOK, Inc.	5.85%	01/15/26	299,935
250,000	ONEOK, Inc.	4.35%	03/15/29	283,718
250,000	ONEOK, Inc.	3.40%	09/01/29	268,241
250,000	ONEOK, Inc.	4.45%	09/01/49	263,383
500,000	Phillips 66	3.70%	04/06/23	535,782
500,000	Phillips 66	0.90%	02/15/24	501,320
500,000	Phillips 66	3.85%	04/09/25	561,452
250,000	Phillips 66	1.30%	02/15/26	253,595
250,000	Phillips 66	2.15%	12/15/30	254,347
500,000	Pioneer Natural Resources Co.	1.90%	08/15/30	496,233
250,000	Plains All American Pipeline L.P. / PAA Finance Corp.	3.80%	09/15/30	269,084
500,000	Sabine Pass Liquefaction LLC	5.00%	03/15/27	589,979
250,000	Sabine Pass Liquefaction LLC	4.20%	03/15/28	286,829
500,000	Sunoco Logistics Partners Operations L.P.	4.00%	10/01/27	549,373
500,000	Sunoco Logistics Partners Operations L.P.	5.40%	10/01/47	559,486
250,000	Transcontinental Gas Pipe Line Co., LLC	4.00%	03/15/28	288,840
250,000	Transcontinental Gas Pipe Line Co., LLC	3.25%	05/15/30	280,706
250,000	Transcontinental Gas Pipe Line Co., LLC	3.95%	05/15/50	284,040
500,000	Valero Energy Corp.	2.85%	04/15/25	532,838
300,000	Williams (The) Cos., Inc.	3.60%	03/15/22	309,771
250,000	Williams (The) Cos., Inc.	3.50%	11/15/30	283,498
625,000	Williams (The) Cos., Inc.	4.90%	01/15/45	740,208
270,000	Williams (The) Cos., Inc.	5.10%	09/15/45	334,458

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Oil, Gas & Consumable Fuels (Continued)
$500,000	Williams (The) Cos., Inc.	4.85%	03/01/48	$615,571
				21,487,986
	Pharmaceuticals – 0.9%
500,000	Bristol-Myers Squibb Co.	0.75%	11/13/25	503,784
500,000	Bristol-Myers Squibb Co.	3.20%	06/15/26	562,980
500,000	Bristol-Myers Squibb Co.	1.13%	11/13/27	505,485
750,000	Bristol-Myers Squibb Co.	3.40%	07/26/29	873,763
500,000	Bristol-Myers Squibb Co.	1.45%	11/13/30	502,914
500,000	Bristol-Myers Squibb Co.	4.13%	06/15/39	638,784
500,000	Bristol-Myers Squibb Co.	2.35%	11/13/40	513,738
500,000	Bristol-Myers Squibb Co.	2.55%	11/13/50	512,060
250,000	Merck & Co., Inc.	0.75%	02/24/26	253,011
250,000	Merck & Co., Inc.	2.35%	06/24/40	259,287
250,000	Merck & Co., Inc.	2.45%	06/24/50	259,382
1,300,000	Utah Acquisition Sub, Inc.	3.15%	06/15/21	1,312,614
750,000	Viatris, Inc. (a)	2.70%	06/22/30	796,495
750,000	Viatris, Inc. (a)	3.85%	06/22/40	847,672
500,000	Viatris, Inc. (a)	4.00%	06/22/50	573,872
				8,915,841
	Road & Rail – 0.9%
250,000	CSX Corp.	2.40%	02/15/30	270,934
1,000,000	CSX Corp.	2.50%	05/15/51	1,000,177
250,000	CSX Corp.	4.25%	11/01/66	335,800
250,000	Norfolk Southern Corp.	3.65%	08/01/25	279,734
250,000	Norfolk Southern Corp.	2.90%	06/15/26	276,864
750,000	Norfolk Southern Corp.	4.15%	02/28/48	956,157
500,000	Norfolk Southern Corp.	4.10%	05/15/49	631,090
500,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. (a)	1.20%	11/15/25	504,745
500,000	Ryder System, Inc.	2.80%	03/01/22	513,033
1,000,000	Ryder System, Inc.	2.88%	06/01/22	1,033,343
300,000	Union Pacific Corp.	3.75%	03/15/24	328,184
1,000,000	Union Pacific Corp.	2.15%	02/05/27	1,063,929
250,000	Union Pacific Corp.	3.00%	04/15/27	276,880
250,000	Union Pacific Corp.	2.40%	02/05/30	269,666
250,000	Union Pacific Corp.	3.25%	02/05/50	285,549
250,000	Union Pacific Corp.	4.10%	09/15/67	315,420
250,000	Union Pacific Corp.	3.75%	02/05/70	303,889
				8,645,394
	Semiconductors & Semiconductor Equipment – 0.5%
500,000	Broadcom, Inc.	3.15%	11/15/25	546,585
500,000	Broadcom, Inc.	5.00%	04/15/30	608,487
250,000	Broadcom, Inc.	4.15%	11/15/30	290,025
250,000	Broadcom, Inc.	4.30%	11/15/32	297,068
500,000	Intel Corp.	4.10%	05/11/47	639,031
500,000	Intel Corp.	3.25%	11/15/49	560,697
500,000	Intel Corp.	3.10%	02/15/60	553,048
500,000	Microchip Technology, Inc. (a)	0.97%	02/15/24	501,607
250,000	QUALCOMM, Inc.	2.15%	05/20/30	265,016
500,000	QUALCOMM, Inc.	3.25%	05/20/50	581,528
				4,843,092
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Software – 0.4%
$500,000	Oracle Corp.	2.40%	09/15/23	$526,008
250,000	Oracle Corp.	3.40%	07/08/24	273,765
250,000	Oracle Corp.	2.50%	04/01/25	268,903
350,000	Oracle Corp.	2.65%	07/15/26	385,106
400,000	Oracle Corp.	5.38%	07/15/40	575,648
350,000	Oracle Corp.	4.00%	07/15/46	430,332
500,000	Oracle Corp.	3.60%	04/01/50	583,634
250,000	VMware, Inc.	4.50%	05/15/25	286,401
250,000	VMware, Inc.	4.65%	05/15/27	292,940
				3,622,737
	Specialty Retail – 0.6%
500,000	Advance Auto Parts, Inc.	1.75%	10/01/27	508,584
550,000	Home Depot (The), Inc.	3.00%	04/01/26	615,738
1,000,000	Home Depot (The), Inc.	2.80%	09/14/27	1,114,389
250,000	Home Depot (The), Inc.	2.95%	06/15/29	284,381
500,000	Home Depot (The), Inc.	3.90%	06/15/47	639,668
250,000	Home Depot (The), Inc.	3.13%	12/15/49	288,994
250,000	Home Depot (The), Inc.	3.50%	09/15/56	313,269
500,000	Lowe’s Cos., Inc.	1.30%	04/15/28	504,752
500,000	Lowe’s Cos., Inc.	1.70%	10/15/30	507,478
500,000	Lowe’s Cos., Inc.	3.00%	10/15/50	536,929
250,000	O’Reilly Automotive, Inc.	1.75%	03/15/31	250,955
				5,565,137
	Technology Hardware, Storage & Peripherals – 0.1%
500,000	Hewlett Packard Enterprise Co.	1.45%	04/01/24	513,998
500,000	Hewlett Packard Enterprise Co.	1.75%	04/01/26	518,218
				1,032,216
	Telecommunications – 0.6%
500,000	T-Mobile USA, Inc. (a)	3.50%	04/15/25	552,990
250,000	T-Mobile USA, Inc. (a)	1.50%	02/15/26	256,436
500,000	T-Mobile USA, Inc. (a)	3.75%	04/15/27	569,900
750,000	T-Mobile USA, Inc. (a)	2.05%	02/15/28	781,057
750,000	T-Mobile USA, Inc. (a)	2.55%	02/15/31	788,490
500,000	T-Mobile USA, Inc. (a)	2.25%	11/15/31	514,108
1,000,000	T-Mobile USA, Inc. (a)	3.00%	02/15/41	1,038,595
1,000,000	T-Mobile USA, Inc. (a)	3.30%	02/15/51	1,030,705
500,000	T-Mobile USA, Inc. (a)	3.60%	11/15/60	531,658
				6,063,939
	Tobacco – 0.3%
250,000	Altria Group, Inc.	3.49%	02/14/22	258,632
250,000	Altria Group, Inc.	3.80%	02/14/24	273,115
250,000	Altria Group, Inc.	4.80%	02/14/29	299,725
250,000	Altria Group, Inc.	5.95%	02/14/49	350,790
250,000	BAT Capital Corp.	3.22%	08/15/24	270,789
250,000	BAT Capital Corp.	2.79%	09/06/24	267,532
250,000	BAT Capital Corp.	3.22%	09/06/26	275,693
250,000	BAT Capital Corp.	4.70%	04/02/27	294,364
250,000	BAT Capital Corp.	4.91%	04/02/30	302,261
250,000	BAT Capital Corp.	4.39%	08/15/37	281,160
250,000	BAT Capital Corp.	4.76%	09/06/49	290,792

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (Continued)
	Tobacco (Continued)
$250,000	BAT Capital Corp.	5.28%	04/02/50	$309,823
				3,474,676
	Trading Companies & Distributors – 0.1%
250,000	Air Lease Corp.	3.38%	07/01/25	269,126
750,000	Air Lease Corp.	2.88%	01/15/26	794,334
250,000	Air Lease Corp.	3.13%	12/01/30	260,570
				1,324,030
	Water Utilities – 0.1%
500,000	American Water Capital Corp.	2.80%	05/01/30	553,503
500,000	American Water Capital Corp.	3.45%	05/01/50	596,832
				1,150,335
	Total Corporate Bonds and Notes			356,189,760
	(Cost $320,604,072)
FOREIGN CORPORATE BONDS AND NOTES – 3.6%
	Aerospace & Defense – 0.1%
500,000	BAE Systems PLC (a)	3.40%	04/15/30	567,329
500,000	BAE Systems PLC (a)	3.00%	09/15/50	524,276
				1,091,605
	Automobiles – 0.1%
250,000	Nissan Motor Co. Ltd. (a)	3.52%	09/17/25	267,909
250,000	Nissan Motor Co. Ltd. (a)	4.35%	09/17/27	276,449
250,000	Nissan Motor Co. Ltd. (a)	4.81%	09/17/30	281,938
				826,296
	Banks – 1.3%
400,000	Banco Santander S.A.	2.71%	06/27/24	427,324
2,500,000	Bank of Montreal	0.45%	12/08/23	2,508,432
500,000	Bank of Montreal	3.30%	02/05/24	542,624
1,500,000	Barclays PLC	1.01%	12/10/24	1,511,507
250,000	BNP Paribas S.A. (a) (b)	3.05%	01/13/31	273,132
250,000	Cooperatieve Rabobank U.A. (a)	3.88%	09/26/23	272,878
500,000	Cooperatieve Rabobank U.A. (a)	2.63%	07/22/24	535,239
250,000	Cooperatieve Rabobank U.A. (a) (b)	1.34%	06/24/26	255,562
1,000,000	Cooperatieve Rabobank U.A. (a) (b)	1.00%	09/24/26	1,008,071
250,000	Deutsche Bank AG/New York NY (b)	2.22%	09/18/24	257,354
500,000	Deutsche Bank AG/New York NY (b)	2.13%	11/24/26	511,956
365,000	Mitsubishi UFJ Financial Group, Inc. (b)	0.85%	09/15/24	367,323
250,000	Mitsubishi UFJ Financial Group, Inc.	1.41%	07/17/25	257,111
500,000	Societe Generale S.A. (a)	2.63%	01/22/25	529,851
200,000	Societe Generale S.A. (a) (b)	1.49%	12/14/26	202,007
500,000	Sumitomo Mitsui Financial Group, Inc.	2.70%	07/16/24	534,095
500,000	Sumitomo Mitsui Financial Group, Inc.	1.47%	07/08/25	512,628
500,000	Sumitomo Mitsui Financial Group, Inc.	3.04%	07/16/29	554,679
250,000	Sumitomo Mitsui Financial Group, Inc.	2.72%	09/27/29	271,137
500,000	Sumitomo Mitsui Financial Group, Inc.	2.14%	09/23/30	503,137
500,000	UBS Group AG (a) (b)	1.36%	01/30/27	505,969
100,000	Westpac Banking Corp.	2.67%	11/15/35	103,141
				12,445,157
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Capital Markets – 0.2%
$500,000	Credit Suisse (New York, NY) A.G.	2.10%	11/12/21	$507,764
293,000	Credit Suisse (New York, NY) A.G.	1.00%	05/05/23	297,535
500,000	Credit Suisse Group AG (a)	3.57%	01/09/23	515,334
500,000	Credit Suisse Group AG (a) (b)	2.19%	06/05/26	523,077
500,000	Credit Suisse Group AG (a) (b)	3.87%	01/12/29	567,005
				2,410,715
	Chemicals – 0.1%
273,000	Nutrien Ltd.	1.90%	05/13/23	282,157
250,000	Nutrien Ltd.	2.95%	05/13/30	275,486
250,000	Nutrien Ltd.	3.95%	05/13/50	306,318
				863,961
	Commercial Services & Supplies – 0.0%
250,000	Waste Connections, Inc.	2.60%	02/01/30	269,303
	Diversified Financial Services – 0.3%
250,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	4.50%	09/15/23	271,224
500,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	3.15%	02/15/24	524,511
444,000	GE Capital International Funding Co. Unlimited Co.	4.42%	11/15/35	530,532
500,000	Shell International Finance, B.V.	2.00%	11/07/24	527,151
250,000	Shell International Finance, B.V.	4.00%	05/10/46	315,390
250,000	Shell International Finance, B.V.	3.75%	09/12/46	303,276
500,000	Shell International Finance, B.V.	3.25%	04/06/50	568,059
				3,040,143
	Energy Equipment & Services – 0.0%
250,000	Schlumberger Investment S.A.	2.65%	06/26/30	267,221
	Health Care Equipment & Supplies – 0.0%
250,000	DH Europe Finance II Sarl	2.20%	11/15/24	265,102
	Metals & Mining – 0.1%
250,000	Anglo American Capital PLC (a)	3.63%	09/11/24	272,250
250,000	Anglo American Capital PLC (a)	4.00%	09/11/27	287,246
330,000	BHP Billiton Finance USA, Ltd.	5.00%	09/30/43	486,150
250,000	Teck Resources Ltd.	3.90%	07/15/30	278,861
				1,324,507
	Oil, Gas & Consumable Fuels – 0.5%
500,000	Canadian Natural Resources, Ltd.	2.05%	07/15/25	525,050
500,000	Canadian Natural Resources, Ltd.	3.85%	06/01/27	561,800
500,000	Canadian Natural Resources, Ltd.	2.95%	07/15/30	535,700
250,000	Equinor ASA	1.75%	01/22/26	262,745
250,000	Equinor ASA	2.38%	05/22/30	267,918
334,000	Suncor Energy, Inc.	2.80%	05/15/23	351,629
500,000	Suncor Energy, Inc.	3.10%	05/15/25	547,580
250,000	Total Capital International S.A.	2.99%	06/29/41	271,108
500,000	Total Capital International S.A.	3.46%	07/12/49	583,328
500,000	Total Capital International S.A.	3.13%	05/29/50	543,459
250,000	Total Capital International S.A.	3.39%	06/29/60	285,075
				4,735,392
	Pharmaceuticals – 0.4%
500,000	AstraZeneca PLC	0.70%	04/08/26	497,767
500,000	Takeda Pharmaceutical Co. Ltd.	4.00%	11/26/21	514,519

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Pharmaceuticals (Continued)
$1,370,000	Takeda Pharmaceutical Co. Ltd.	4.40%	11/26/23	$1,518,525
250,000	Takeda Pharmaceutical Co. Ltd.	2.05%	03/31/30	256,212
250,000	Takeda Pharmaceutical Co. Ltd.	3.03%	07/09/40	264,403
250,000	Takeda Pharmaceutical Co. Ltd.	3.18%	07/09/50	267,082
250,000	Takeda Pharmaceutical Co. Ltd.	3.38%	07/09/60	278,149
				3,596,657
	Semiconductors & Semiconductor Equipment – 0.1%
500,000	Broadcom Corp./Broadcom Cayman Finance Ltd.	3.63%	01/15/24	540,727
	Thrifts & Mortgage Finance – 0.1%
500,000	Nationwide Building Society (a)	2.00%	01/27/23	516,248
	Tobacco – 0.1%
500,000	BAT International Finance PLC	1.67%	03/25/26	512,187
500,000	Imperial Brands Finance PLC (a)	3.13%	07/26/24	536,095
				1,048,282
	Wireless Telecommunication Services – 0.2%
250,000	Vodafone Group PLC	4.38%	05/30/28	299,608
500,000	Vodafone Group PLC	4.88%	06/19/49	669,350
500,000	Vodafone Group PLC	4.25%	09/17/50	620,410
500,000	Vodafone Group PLC	5.13%	06/19/59	691,427
				2,280,795
	Total Foreign Corporate Bonds and Notes			35,522,111
	(Cost $33,063,845)
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER – 1.1%
	Electric Utilities – 0.3%
3,000,000	Commonwealth Edison Co.	0.10%	01/04/21	2,999,958
	Oil, Gas & Consumable Fuels – 0.8%
8,200,000	ETP Legacy L.P.	0.60%	01/04/21	8,199,640
	Total Commercial Paper			11,199,598
	(Cost $11,199,565)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES – 0.7%
1,500,000	U. S. Treasury Bond	1.38%	08/15/50	1,405,195
1,000,000	U. S. Treasury Note	0.13%	09/30/22	1,000,117
1,791,000	U. S. Treasury Note	0.38%	11/30/25	1,793,659
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (Continued)
$930,000	U. S. Treasury Note	0.63%	11/30/27	930,000
2,000,000	U. S. Treasury Note	0.88%	11/15/30	1,993,594
	Total U.S. Government Bonds and Notes			7,122,565
	(Cost $7,107,478)
	Total Investments – 99.1%			992,922,442
	(Cost $839,081,736) (c)

Net Other Assets and Liabilities – 0.9%	9,241,184
Net Assets – 100.0%	$1,002,163,626

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At December 31, 2020, securities noted as such amounted to $33,892,267 or 3.4% of net assets.
(b)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at December 31, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(c)	Aggregate cost for federal income tax purposes was $839,620,545. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $159,404,873 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,102,976. The net unrealized appreciation was $153,301,897.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 582,888,408	$ 582,888,408	$ —	$ —
Corporate Bonds and Notes*	356,189,760	—	356,189,760	—
Foreign Corporate Bonds and Notes*	35,522,111	—	35,522,111	—
Commercial Paper*	11,199,598	—	11,199,598	—
U.S. Government Bonds and Notes	7,122,565	—	7,122,565	—
Total Investments	$ 992,922,442	$ 582,888,408	$ 410,034,034	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 27.4%
	Aerospace & Defense – 0.4%
197	Lockheed Martin Corp.	$69,931
239	Northrop Grumman Corp.	72,828
		142,759
	Air Freight & Logistics – 0.4%
843	United Parcel Service, Inc., Class B	141,961
	Banks – 1.2%
2,021	JPMorgan Chase & Co.	256,809
984	M&T Bank Corp.	125,263
		382,072
	Beverages – 0.4%
901	PepsiCo, Inc.	133,618
	Biotechnology – 0.3%
798	AbbVie, Inc.	85,506
	Building Products – 0.4%
892	Trane Technologies PLC	129,483
	Capital Markets – 0.8%
162	BlackRock, Inc.	116,889
1,210	Intercontinental Exchange, Inc.	139,501
		256,390
	Chemicals – 0.2%
224	Ecolab, Inc.	48,465
	Communications Equipment – 0.5%
957	Motorola Solutions, Inc.	162,747
	Construction & Engineering – 0.2%
868	Quanta Services, Inc.	62,513
	Diversified Telecommunication Services – 0.4%
2,158	Verizon Communications, Inc.	126,783
	Electric Utilities – 3.4%
2,666	Alliant Energy Corp.	137,379
1,136	American Electric Power Co., Inc.	94,595
285	Duke Energy Corp.	26,095
555	Emera, Inc. (CAD)	23,588
304	Eversource Energy	26,299
1,283	Exelon Corp.	54,168
2,802	Fortis, Inc. (CAD)	114,466
1,436	IDACORP, Inc.	137,899
2,152	NextEra Energy, Inc.	166,027
2,784	OGE Energy Corp.	88,698
3,382	PPL Corp.	95,373
1,270	Southern (The) Co.	78,016
997	Xcel Energy, Inc.	66,470
		1,109,073
	Electrical Equipment – 0.4%
1,117	Eaton Corp PLC	134,196
	Electronic Equipment, Instruments & Components – 0.5%
1,237	TE Connectivity, Ltd.	149,764
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Food & Staples Retailing – 0.9%
1,922	Sysco Corp.	$142,728
1,087	Walmart, Inc.	156,691
		299,419
	Gas Utilities – 1.4%
5,691	AltaGas Ltd. (CAD)	83,695
1,214	Atmos Energy Corp.	115,852
551	Chesapeake Utilities Corp.	59,624
2,548	New Jersey Resources Corp.	90,581
1,330	ONE Gas, Inc.	102,104
		451,856
	Health Care Equipment & Supplies – 1.0%
1,602	Abbott Laboratories	175,403
772	STERIS PLC	146,325
		321,728
	Health Care Providers & Services – 1.0%
2,484	CVS Health Corp.	169,657
483	UnitedHealth Group, Inc.	169,379
		339,036
	Hotels, Restaurants & Leisure – 0.6%
1,667	Starbucks Corp.	178,336
	Industrial Conglomerates – 0.4%
668	Honeywell International, Inc.	142,084
	IT Services – 1.0%
736	Accenture PLC, Class A	192,250
1,004	Fidelity National Information Services, Inc.	142,026
		334,276
	Machinery – 0.8%
460	Parker-Hannifin Corp.	125,309
1,523	Timken (The) Co.	117,819
		243,128
	Media – 0.5%
3,041	Comcast Corp., Class A	159,348
	Multiline Retail – 0.6%
1,132	Target Corp.	199,832
	Multi-Utilities – 2.7%
793	ATCO Ltd., Class I (CAD)	22,733
960	Canadian Utilities Ltd., Class A (CAD)	23,448
374	CMS Energy Corp.	22,818
2,249	Dominion Energy, Inc.	169,125
202	DTE Energy Co.	24,525
6,605	Public Service Enterprise Group, Inc.	385,071
1,745	Sempra Energy	222,330
237	WEC Energy Group, Inc.	21,811
		891,861
	Oil, Gas & Consumable Fuels – 2.6%
1,152	Chevron Corp.	97,286
3,143	Enbridge, Inc.	100,545

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Oil, Gas & Consumable Fuels (Continued)
9,443	Equitrans Midstream Corp.	$75,922
3,035	Keyera Corp. (CAD)	53,933
3,667	Kinder Morgan, Inc.	50,128
4,234	ONEOK, Inc.	162,501
1,695	Phillips 66	118,548
3,744	TC Energy Corp.	152,456
2,335	Williams (The) Cos., Inc.	46,817
		858,136
	Personal Products – 0.4%
2,129	Unilever PLC	128,506
	Pharmaceuticals – 0.8%
2,154	Bristol-Myers Squibb Co.	133,613
719	Johnson & Johnson	113,156
		246,769
	Semiconductors & Semiconductor Equipment – 0.9%
407	Broadcom, Inc.	178,205
476	KLA Corp.	123,241
		301,446
	Software – 0.7%
963	Microsoft Corp.	214,190
	Specialty Retail – 0.4%
527	Home Depot (The), Inc.	139,982
	Technology Hardware, Storage & Peripherals – 0.7%
1,709	Apple, Inc.	226,767
	Textiles, Apparel & Luxury Goods – 0.5%
1,150	NIKE, Inc., Class B	162,690
	Total Common Stocks	8,904,720
	(Cost $7,132,972)
REAL ESTATE INVESTMENT TRUSTS – 11.1%
	Diversified REITs – 1.0%
4,575	STORE Capital Corp.	155,458
4,050	VEREIT, Inc.	153,057
		308,515
	Health Care REITs – 1.4%
7,470	Medical Properties Trust, Inc.	162,771
3,975	Omega Healthcare Investors, Inc.	144,372
7,693	Physicians Realty Trust	136,936
		444,079
	Hotel & Resort REITs – 0.4%
4,493	MGM Growth Properties LLC	140,631
	Industrial REITs – 1.8%
3,825	Americold Realty Trust	142,787
3,629	Duke Realty Corp.	145,051
1,360	Prologis, Inc.	135,538
4,722	STAG Industrial, Inc.	147,893
		571,269
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
REAL ESTATE INVESTMENT TRUSTS (Continued)
	Office REITs – 0.9%
811	Alexandria Real Estate Equities, Inc.	$144,536
3,752	Highwoods Properties, Inc.	148,692
		293,228
	Residential REITs – 1.4%
1,516	Camden Property Trust	151,479
4,846	Invitation Homes, Inc.	143,926
1,186	Mid-America Apartment Communities, Inc.	150,254
		445,659
	Retail REITs – 0.9%
3,932	National Retail Properties, Inc.	160,897
2,304	Realty Income Corp.	143,240
		304,137
	Specialized REITs – 3.3%
515	American Tower Corp.	115,597
1,843	CyrusOne, Inc.	134,816
893	Digital Realty Trust, Inc.	124,582
181	Equinix, Inc.	129,267
3,557	Gaming and Leisure Properties, Inc.	150,817
1,344	Life Storage, Inc.	160,460
418	SBA Communications Corp.	117,930
5,586	VICI Properties, Inc.	142,443
		1,075,912
	Total Real Estate Investment Trusts	3,583,430
	(Cost $3,132,714)
MASTER LIMITED PARTNERSHIPS – 6.8%
	Chemicals – 0.5%
6,119	Westlake Chemical Partners, L.P.	145,877
	Independent Power & Renewable Electricity Producers – 0.6%
3,061	NextEra Energy Partners, L.P.	205,240
	Oil, Gas & Consumable Fuels – 5.7%
3,755	Cheniere Energy Partners, L.P.	132,364
2,540	Energy Transfer, L.P.	15,697
20,926	Enterprise Products Partners, L.P.	409,940
11,350	Holly Energy Partners, L.P.	161,170
9,393	Magellan Midstream Partners, L.P.	398,639
2,804	Phillips 66 Partners, L.P.	74,054
18,841	Plains All American Pipeline, L.P.	155,250
9,702	Shell Midstream Partners, L.P.	97,796
13,455	TC PipeLines, L.P.	396,250
		1,841,160
	Total Master Limited Partnerships	2,192,277
	(Cost $2,088,228)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES – 8.5%
$75,815	U.S. Treasury Inflation Indexed Bond (a)	0.13%	01/15/22	77,180
88,867	U.S. Treasury Inflation Indexed Bond (a)	0.13%	04/15/22	90,743

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (Continued)
$84,922	U.S. Treasury Inflation Indexed Bond (a)	0.13%	07/15/22	$87,562
82,351	U.S. Treasury Inflation Indexed Bond (a)	0.13%	01/15/23	85,561
83,864	U.S. Treasury Inflation Indexed Bond (a)	0.63%	04/15/23	88,323
78,323	U.S. Treasury Inflation Indexed Bond (a)	0.38%	07/15/23	82,988
79,233	U.S. Treasury Inflation Indexed Bond (a)	0.63%	01/15/24	85,060
56,784	U.S. Treasury Inflation Indexed Bond (a)	0.50%	04/15/24	60,885
80,273	U.S. Treasury Inflation Indexed Bond (a)	0.13%	07/15/24	85,977
62,924	U.S. Treasury Inflation Indexed Bond (a)	0.13%	10/15/24	67,490
145,116	U.S. Treasury Inflation Indexed Bond (a)	0.25%	01/15/25	156,644
65,525	U.S. Treasury Inflation Indexed Bond (a)	0.13%	04/15/25	70,518
77,959	U.S. Treasury Inflation Indexed Bond (a)	0.38%	07/15/25	85,659
27,096	U.S. Treasury Inflation Indexed Bond (a)	0.13%	10/15/25	29,474
94,244	U.S. Treasury Inflation Indexed Bond (a)	0.63%	01/15/26	105,244
25,583	U.S. Treasury Inflation Indexed Bond (a)	2.00%	01/15/26	30,431
68,437	U.S. Treasury Inflation Indexed Bond (a)	0.13%	07/15/26	75,300
99,171	U.S. Treasury Inflation Indexed Bond (a)	0.38%	01/15/27	110,727
4,519	U.S. Treasury Inflation Indexed Bond (a)	2.38%	01/15/27	5,621
68,126	U.S. Treasury Inflation Indexed Bond (a)	0.38%	07/15/27	76,691
84,450	U.S. Treasury Inflation Indexed Bond (a)	0.50%	01/15/28	95,817
21,130	U.S. Treasury Inflation Indexed Bond (a)	1.75%	01/15/28	25,933
115,144	U.S. Treasury Inflation Indexed Bond (a)	0.75%	07/15/28	134,003
72,186	U.S. Treasury Inflation Indexed Bond (a)	0.88%	01/15/29	84,893
23,043	U.S. Treasury Inflation Indexed Bond (a)	2.50%	01/15/29	30,290
23,759	U.S. Treasury Inflation Indexed Bond (a)	3.88%	04/15/29	34,256
98,742	U.S. Treasury Inflation Indexed Bond (a)	0.25%	07/15/29	111,861
71,857	U.S. Treasury Inflation Indexed Bond (a)	0.13%	01/15/30	80,225
48,748	U.S. Treasury Inflation Indexed Bond (a)	0.13%	07/15/30	54,732
7,482	U.S. Treasury Inflation Indexed Bond (a)	3.38%	04/15/32	11,407
30,118	U.S. Treasury Inflation Indexed Bond (a)	2.13%	02/15/40	46,712
49,702	U.S. Treasury Inflation Indexed Bond (a)	2.13%	02/15/41	78,058
45,864	U.S. Treasury Inflation Indexed Bond (a)	0.75%	02/15/42	58,473
44,849	U.S. Treasury Inflation Indexed Bond (a)	0.63%	02/15/43	56,003
42,232	U.S. Treasury Inflation Indexed Bond (a)	1.38%	02/15/44	60,919
41,245	U.S. Treasury Inflation Indexed Bond (a)	0.75%	02/15/45	53,288
36,265	U.S. Treasury Inflation Indexed Bond (a)	1.00%	02/15/46	49,550
32,361	U.S. Treasury Inflation Indexed Bond (a)	0.88%	02/15/47	43,593
31,678	U.S. Treasury Inflation Indexed Bond (a)	1.00%	02/15/48	44,188
20,696	U.S. Treasury Inflation Indexed Bond (a)	1.00%	02/15/49	29,202
16,205	U.S. Treasury Inflation Indexed Bond (a)	0.25%	02/15/50	19,359
	Total U.S. Government Bonds and Notes			2,760,840
	(Cost $2,513,816)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 2.6%
	Collateralized Mortgage Obligations – 1.6%
	Fannie Mae REMIC Trust
9,673	Series 2007-W8, Class 1A5 (b)	6.44%	09/01/37	11,510
	Fannie Mae REMICS
51	Series 1992-24, Class Z	6.50%	04/01/22	52
2	Series 1992-44, Class ZQ	8.00%	07/01/22	2
420	Series 1993-1, Class KA	7.90%	01/01/23	439
131	Series 1993-119, Class H	6.50%	07/01/23	138
1,073	Series 1993-178, Class PK	6.50%	09/01/23	1,137
416	Series 1993-62, Class E	7.00%	04/01/23	437
877	Series 1995-24, Class G	6.50%	04/01/23	911
1,040	Series 1999-56, Class Z	7.00%	12/01/29	1,178
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Fannie Mae REMICS (Continued)
$959	Series 2002-67, Class PE	5.50%	11/01/32	$1,114
22,175	Series 2002-9, Class MS, IO, 1 Mo. LIBOR x -1 +8.10% (c)	7.95%	03/25/32	4,926
3,448	Series 2002-90, Class A1	6.50%	06/01/42	4,061
2,064	Series 2003-14, Class AQ	3.50%	03/01/33	2,148
2,695	Series 2003-41, Class OA	4.00%	05/01/33	2,842
29,228	Series 2004-10, Class ZB	6.00%	02/01/34	34,040
10,846	Series 2005-79, Class NF, 1 Mo. LIBOR + 0.41% (d)	0.56%	09/25/35	10,918
18,503	Series 2007-10, Class Z	6.00%	02/01/37	21,435
41,307	Series 2009-86, Class IP, IO	5.50%	10/01/39	7,223
1,453	Series 2012-35, Class PL	2.00%	11/01/41	1,496
446	Series 2013-14, Class QE	1.75%	03/01/43	462
28,976	Series 2013-31, Class NT	3.00%	04/01/43	29,330
	Fannie Mae Trust
3,283	Series 2004-W8, Class 3A	7.50%	06/01/44	3,939
	FHLMC-GNMA
86	Series 1993-5, Class HA	7.50%	02/01/23	89
322	Series 1994-27, Class D	7.00%	03/01/24	343
	Freddie Mac REMICS
117	Series 1992-1250, Class J	7.00%	05/01/22	120
3,638	Series 1992-1401, Class Q, 1 Mo. LIBOR + 0.60% (d)	0.76%	10/15/22	3,628
8,192	Series 1993-1487, Class P, IO, 1 Mo. LIBOR x -1 +9.50% (c)	9.34%	03/15/23	601
1,813	Series 1994-1673, Class FB, 10 Yr. Constant Maturity Treasury Rate - 0.50% (d)	0.37%	02/01/24	1,798
35	Series 1996-1847, Class LL	7.50%	04/01/26	39
6,779	Series 1998-2033, Class IA, IO	7.00%	02/01/28	711
2,119	Series 1999-2130, Class KB	6.38%	03/01/29	2,413
30,525	Series 1999-2174, Class PN	6.00%	07/01/29	34,442
6,378	Series 2001-2277, Class B	7.50%	01/01/31	7,841
26,725	Series 2003-2647, Class LS, 1 Mo. LIBOR x -2.50 +14.00% (c)	13.61%	07/01/33	40,551
34,000	Series 2003-2676, Class LL	5.50%	09/01/33	38,100
20,735	Series 2004-2768, Class PW	4.25%	03/01/34	23,033
4,000	Series 2004-2778, Class MM	5.25%	04/01/34	4,500
23,251	Series 2006-3114, Class GI, IO, 1 Mo. LIBOR x -1 +6.60% (c)	6.44%	02/15/36	3,975
27,456	Series 2006-3199, Class DS, IO, 1 Mo. LIBOR x -1 + 7.15% (c)	6.99%	08/15/36	5,977
17,071	Series 2006-3237, Class CB	5.50%	07/01/36	17,687
441	Series 2010-3758, Class M	4.50%	10/01/38	441
7,454	Series 2010-3775, Class KZ	4.00%	08/01/25	8,120
1,086	Series 2012-3994, Class AE	1.63%	02/01/22	1,089
22,288	Series 2013-4178, Class ZN	3.50%	03/01/43	29,260
	Freddie Mac Strips
5,311	Series 1994-169, Class IO, IO	8.50%	03/01/23	288
	Government National Mortgage Association
23,112	Series 2002-92, Class PB	5.50%	12/01/32	24,672
5,582	Series 2006-16, Class OP, PO	(e)	03/20/36	5,280
52,269	Series 2007-35, Class NE	6.00%	06/01/37	60,386
2,811	Series 2009-29, Class TA	4.50%	03/01/39	2,905
49,000	Series 2009-61, Class QE	5.50%	08/01/39	60,469
8,912	Series 2011-136, Class GB	2.50%	05/01/40	9,152
15,378	Series 2013-20, Class KI, IO	5.00%	01/01/43	1,760
				529,408

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Pass-through Security – 1.0%
	Federal Home Loan Mortgage Corporation
$12,203	Pool A47829	4.00%	08/01/35	$13,297
5,069	Pool C01252	6.50%	11/01/31	5,754
34,805	Pool G01731	6.50%	12/01/29	39,049
21,010	Pool G06358	4.00%	04/01/41	23,231
1,863	Pool O20138	5.00%	11/01/30	2,049
12,752	Pool U90316	4.00%	10/01/42	13,954
	Federal National Mortgage Association
11,812	Pool 890383	4.00%	01/01/42	13,010
15,736	Pool AA9393	4.50%	07/01/39	17,674
5,258	Pool AD0659	6.00%	02/01/23	5,379
2,933	Pool AE0050	5.50%	12/01/22	3,004
17,380	Pool AL0791	4.00%	02/01/41	19,203
28,857	Pool AU4289	4.00%	09/01/43	31,742
4,374	Pool MA0561	4.00%	11/01/40	4,799
21,196	Pool MA1028	4.00%	04/01/42	23,246
	Government National Mortgage Association
7,001	Pool 3428	5.00%	08/01/33	7,967
14,897	Pool 3500	5.50%	01/01/34	17,385
5,359	Pool 3711	5.50%	05/01/35	6,276
17,774	Pool 667422	5.00%	10/01/39	20,670
8,805	Pool 706201	5.50%	04/01/39	10,001
11,637	Pool 736558	5.00%	02/01/40	13,410
18,149	Pool 759248	4.00%	02/01/41	20,107
9,560	Pool MA3525	5.50%	03/01/46	11,033
				322,240
	Total U.S. Government Agency Mortgage-Backed Securities			851,648
	(Cost $807,508)
MORTGAGE-BACKED SECURITIES – 0.0%
	Collateralized Mortgage Obligations – 0.0%
	Credit Suisse First Boston Mortgage Securities Corp.
299	Series 2004-6, Class 2A1	4.75%	09/01/19	0
	MASTR Alternative Loan Trust
619	Series 2004-10, Class 2A1	5.50%	10/01/19	622
29	Series 2005-1, Class 5A1	5.50%	01/01/20	29
	MASTR Asset Securitization Trust
4,289	Series 2004-1, Class 5A4	5.50%	02/01/34	4,567
	Structured Asset Mortgage Investments Trust
5,360	Series 1999-1, Class 2A (f)	6.27%	06/01/29	5,157
	Total Mortgage-Backed Securities			10,375
	(Cost $10,620)

Shares	Description	Value
EXCHANGE-TRADED FUNDS – 41.3%
27,690	First Trust Institutional Preferred Securities and Income ETF (g)	564,322
500	First Trust Long Duration Opportunities ETF (g)	14,525
20,000	First Trust Low Duration Opportunities ETF (g)	1,029,400
82,607	First Trust Preferred Securities and Income ETF (g)	1,667,835
71,920	First Trust Senior Loan ETF (g)	3,422,673
70,800	First Trust Tactical High Yield ETF (g)	3,449,376
16,232	Invesco BulletShares 2021 Corporate Bond ETF	344,281
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
EXCHANGE-TRADED FUNDS (Continued)
17,845	iShares iBoxx $ Investment Grade Corporate Bond ETF	$2,464,930
3,700	iShares MBS ETF	407,481
3,200	ProShares Short 20+ Year Treasury	50,496
1	Vanguard Mortgage-Backed Securities ETF	54
	Total Exchange-Traded Funds	13,415,373
	(Cost $12,797,186)

Total Investments – 97.7%	31,718,663
(Cost $28,483,044) (h)

Net Other Assets and Liabilities – 2.3%	741,702
Net Assets – 100.0%	$32,460,365

(a)	Security whose principal value is adjusted in accordance with changes to the country’s Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.
(b)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(c)	Inverse floating rate security.
(d)	Floating or variable rate security.
(e)	Zero coupon security.
(f)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(g)	Investment in an affiliated fund.
(h)	Aggregate cost for federal income tax purposes was $28,852,963. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,385,226 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $519,526. The net unrealized appreciation was $2,865,700.

CAD	Canadian Dollar
IO	Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
LIBOR	London Interbank Offered Rate
PO	Principal-Only Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 8,904,720	$ 8,904,720	$ —	$ —
Real Estate Investment Trusts*	3,583,430	3,583,430	—	—
Master Limited Partnerships*	2,192,277	2,192,277	—	—
U.S. Government Bonds and Notes	2,760,840	—	2,760,840	—
U.S. Government Agency Mortgage-Backed Securities	851,648	—	851,648	—
Mortgage-Backed Securities	10,375	—	10,375	—
Exchange-Traded Funds	13,415,373	13,415,373	—	—
Total Investments	$ 31,718,663	$ 28,095,800	$ 3,622,863	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Portfolio of Investments
December 31, 2020
Shares	Description	Value
EXCHANGE-TRADED FUNDS – 98.6%
	Capital Markets – 98.6%
7,133	First Trust BICK Index Fund (a)	$268,224
4,452	First Trust Chindia ETF (a)	262,579
89,734	First Trust Consumer Discretionary AlphaDEX® Fund (a)	4,565,666
10,675	First Trust Developed Markets ex-US AlphaDEX® Fund (a)	603,458
19,325	First Trust Dow Jones Internet Index Fund (a) (b)	4,101,345
23,666	First Trust Emerging Markets AlphaDEX® Fund (a)	598,276
5,784	First Trust Europe AlphaDEX® Fund (a)	220,602
4,747	First Trust Germany AlphaDEX® Fund (a)	241,527
50,326	First Trust Large Cap Growth AlphaDEX® Fund (a)	4,863,505
80,608	First Trust Mid Cap Growth AlphaDEX® Fund (a)	5,270,151
154,058	First Trust Nasdaq Transportation ETF (a)	4,322,482
31,805	First Trust NASDAQ-100-Technology Sector Index Fund (a)	4,391,316
87,810	First Trust Small Cap Growth AlphaDEX® Fund (a)	5,411,730
4,074	First Trust Switzerland AlphaDEX® Fund (a)	243,829
41,252	First Trust Technology AlphaDEX® Fund (a)	4,612,799
22,283	iShares Core U.S. Aggregate Bond ETF	2,633,628
21,565	SPDR Bloomberg Barclays Convertible Securities ETF	1,785,366
42,581	SPDR Bloomberg Barclays International Corporate Bond ETF	1,613,820
47,774	SPDR Portfolio Long-Term Corporate Bond ETF	1,581,319
35,272	SPDR Wells Fargo Preferred Stock ETF	1,566,430

Total Investments – 98.6%	49,158,052
(Cost $41,017,631) (c)

Net Other Assets and Liabilities – 1.4%	707,777
Net Assets – 100.0%	$49,865,829

(a)	Investment in an affiliated fund.
(b)	Non-income producing security.
(c)	Aggregate cost for federal income tax purposes was $41,092,650. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,131,912 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $66,510. The net unrealized appreciation was $8,065,402.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Exchange-Traded Funds*	$ 49,158,052	$ 49,158,052	$ —	$ —

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 94.6%
	Aerospace & Defense – 5.4%
2,021	General Dynamics Corp.	$300,765
744	Lockheed Martin Corp.	264,105
909	Northrop Grumman Corp.	276,991
		841,861
	Air Freight & Logistics – 1.9%
3,082	Expeditors International of Washington, Inc.	293,129
	Beverages – 6.1%
5,747	Coca-Cola (The) Co.	315,165
3,560	Monster Beverage Corp. (a)	329,229
2,029	PepsiCo, Inc.	300,901
		945,295
	Biotechnology – 1.8%
1,220	Amgen, Inc.	280,502
	Capital Markets – 1.9%
1,956	T Rowe Price Group, Inc.	296,119
	Chemicals – 1.7%
964	Air Products & Chemicals, Inc.	263,384
	Commercial Services & Supplies – 1.9%
2,481	Waste Management, Inc.	292,584
	Electrical Equipment – 2.1%
2,617	AMETEK, Inc.	316,500
	Electronic Equipment, Instruments & Components – 2.1%
2,497	Amphenol Corp., Class A	326,533
	Entertainment – 2.0%
2,179	Electronic Arts, Inc.	312,904
	Food & Staples Retailing – 3.7%
773	Costco Wholesale Corp.	291,251
1,987	Walmart, Inc.	286,426
		577,677
	Food Products – 5.4%
4,610	General Mills, Inc.	271,068
1,918	Hershey (The) Co.	292,169
5,804	Hormel Foods Corp.	270,524
		833,761
	Health Care Equipment & Supplies – 1.7%
7,480	Boston Scientific Corp. (a)	268,906
	Health Care Providers & Services – 3.8%
2,889	AmerisourceBergen Corp.	282,429
Shares	Description	Value

	Health Care Providers & Services (Continued)
872	UnitedHealth Group, Inc.	$305,793
		588,222
	Household Durables – 2.2%
2,901	Garmin Ltd.	347,134
	Household Products – 1.8%
1,991	Procter & Gamble (The) Co.	277,028
	Industrial Conglomerates – 6.0%
1,682	3M Co.	293,997
1,644	Honeywell International, Inc.	349,679
663	Roper Technologies, Inc.	285,812
		929,488
	Insurance – 7.9%
3,106	Allstate (The) Corp.	341,443
1,351	Aon PLC, Class A	285,426
2,501	Marsh & McLennan Cos., Inc.	292,617
2,979	Progressive (The) Corp.	294,563
		1,214,049
	Interactive Media & Services – 2.1%
183	Alphabet, Inc., Class A (a)	320,733
	Internet & Direct Marketing Retail – 1.7%
5,150	eBay, Inc.	258,788
	IT Services – 4.1%
1,250	Accenture PLC, Class A	326,513
1,436	Visa, Inc., Class A	314,096
		640,609
	Life Sciences Tools & Services – 2.0%
517	Bio-Rad Laboratories, Inc., Class A (a)	301,380
	Machinery – 1.8%
1,391	Illinois Tool Works, Inc.	283,597
	Multiline Retail – 1.8%
1,297	Dollar General Corp.	272,759
	Personal Products – 2.2%
1,283	Estee Lauder (The) Cos., Inc., Class A	341,522
	Pharmaceuticals – 9.8%
1,968	Eli Lilly & Co.	332,277
1,941	Johnson & Johnson	305,475
3,602	Merck & Co., Inc.	294,644
7,992	Pfizer, Inc.	294,185

See Notes to Financial Statements

First Trust Capital Strength Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
1,758	Zoetis, Inc.	$290,949
		1,517,530
	Road & Rail – 4.0%
3,589	CSX Corp.	325,702
1,370	Union Pacific Corp.	285,261
		610,963
	Semiconductors & Semiconductor Equipment – 2.0%
1,878	Texas Instruments, Inc.	308,236
	Specialty Retail – 1.7%
1,878	Tractor Supply Co.	264,009
	Trading Companies & Distributors – 2.0%
750	WW Grainger, Inc.	306,255
	Total Common Stocks	14,631,457
	(Cost $13,894,619)
REAL ESTATE INVESTMENT TRUSTS – 1.9%
	Equity Real Estate Investment Trusts – 1.9%
1,234	Public Storage	284,967
	(Cost $283,158)
	Total Investments – 96.5%	14,916,424
	(Cost $14,177,777) (b)
	Net Other Assets and Liabilities – 3.5%	543,911
	Net Assets – 100.0%	$15,460,335

(a)	Non-income producing security.
(b)	Aggregate cost for federal income tax purposes was $14,183,196. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $848,959 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $115,731. The net unrealized appreciation was $733,228.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 14,631,457	$ 14,631,457	$ —	$ —
Real Estate Investment Trusts*	284,967	284,967	—	—
Total Investments	$ 14,916,424	$ 14,916,424	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments
December 31, 2020
Shares	Description	Value
COMMON STOCKS – 101.7%
	Beverages – 2.2%
1,087	Diageo PLC	$42,781
	Biotechnology – 2.1%
100	Genmab A.S. (a)	40,427
	Capital Markets – 10.3%
216	Deutsche Boerse AG	36,745
334	Euronext N.V. (b) (c)	36,784
800	Hong Kong Exchanges & Clearing Ltd.	43,857
1,400	Japan Exchange Group, Inc.	35,768
39	Partners Group Holding AG	45,815
		198,969
	Chemicals – 2.0%
145	Sika AG	39,604
	Commercial Services & Supplies – 2.0%
5,462	Rentokil Initial PLC (a)	38,064
	Construction & Engineering – 4.3%
1,750	Skanska AB, Class B	44,603
1,100	Taisei Corp.	37,872
		82,475
	Diversified Financial Services – 2.2%
579	Investor AB, Class B	42,167
	Entertainment – 1.6%
50	Nintendo Co., Ltd.	31,877
	Food & Staples Retailing – 2.0%
1,134	Alimentation Couche-Tard, Inc., Class B	38,646
	Food Products – 1.9%
314	Nestle S.A.	36,979
	Health Care Equipment & Supplies – 2.1%
300	Hoya Corp.	41,460
	Household Durables – 2.6%
500	Sony Corp.	49,804
	Household Products – 1.9%
1,138	Essity AB, Class B	36,584
	IT Services – 7.0%
19	Adyen N.V. (a) (b) (c)	44,217
555	CGI, Inc. (a)	44,033
1,300	Nomura Research Institute Ltd.	46,521
		134,771
Shares	Description	Value

	Machinery – 8.1%
784	Atlas Copco AB, Class A	$40,126
2,531	Epiroc AB, Class A	46,036
419	Kone OYJ, Class B	34,019
135	Schindler Holding AG	36,384
		156,565
	Marine – 2.1%
183	Kuehne + Nagel International AG	41,507
	Metals & Mining – 2.4%
1,444	BHP Group Ltd.	47,235
	Multiline Retail – 2.3%
1,140	Wesfarmers Ltd.	44,296
	Paper & Forest Products – 2.2%
1,816	Mondi PLC	42,702
	Personal Products – 2.0%
500	Kao Corp.	38,594
	Pharmaceuticals – 12.3%
358	AstraZeneca PLC	35,856
900	Chugai Pharmaceutical Co., Ltd.	47,966
521	Novo Nordisk A.S., Class B	36,485
109	Roche Holding AG	38,045
379	Sanofi	36,438
800	Shionogi & Co., Ltd.	43,659
		238,449
	Professional Services – 6.0%
14	SGS S.A.	42,223
450	Thomson Reuters Corp.	36,830
432	Wolters Kluwer N.V.	36,447
		115,500
	Road & Rail – 1.9%
342	Canadian National Railway Co.	37,599
	Semiconductors & Semiconductor Equipment – 1.9%
100	Tokyo Electron Ltd.	37,190
	Software – 5.6%
33	Constellation Software, Inc.	42,852
4,139	Sage Group (The) PLC	32,942
245	SAP SE	32,091
61	Topicus.com, Inc. (a) (d) (e)	231
		108,116
	Technology Hardware, Storage & Peripherals – 2.3%
463	Logitech International S.A.	44,935

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Portfolio of Investments (Continued)
December 31, 2020
Shares	Description	Value
COMMON STOCKS (Continued)
	Textiles, Apparel & Luxury Goods – 4.3%
40	Hermes International	$42,983
55	Kering S.A.	39,938
		82,921
	Trading Companies & Distributors – 2.0%
1,152	Bunzl PLC	38,486
	Wireless Telecommunication Services – 2.1%
1,400	KDDI Corp.	41,571
	Total Investments – 101.7%	1,970,274
	(Cost $1,703,037) (f)
	Net Other Assets and Liabilities – (1.7)%	(32,041)
	Net Assets – 100.0%	$1,938,233

(a)	Non-income producing security.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Trust’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At December 31, 2020, securities noted as such are valued at $231 or 0.0% of net assets.
(e)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(f)	Aggregate cost for federal income tax purposes was $1,714,048. As of December 31, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $293,252 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $37,026. The net unrealized appreciation was $256,226.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of December 31, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 12/31/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Software	$ 108,116	$ 107,885	$ 231	$ —
Other industry categories*	1,862,158	1,862,158	—	—
Total Investments	$ 1,970,274	$ 1,970,043	$ 231	$—

*	See Portfolio of Investments for industry breakout.

Country Allocation†	% of Net Assets
Japan	23.3%
Switzerland	16.8
United Kingdom	11.9
Sweden	10.8
Canada	10.3
France	6.2
Netherlands	6.1
Australia	4.7
Denmark	4.0
Germany	3.5
Hong Kong	2.3
Finland	1.8
Total Investments	101.7
Net Other Assets and Liabilities	(1.7)
Total	100.0%
† Portfolio securities are categorized based upon their country of incorporation.

See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Assets and Liabilities
December 31, 2020
	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
ASSETS:
Investments, at value - Unaffiliated	$ 992,922,442	$ 21,570,532	$ 9,180,563
Investments, at value - Affiliated	—	10,148,131	39,977,489
Total investments, at value	992,922,442	31,718,663	49,158,052
Cash	4,183,616	800,236	770,835
Foreign currency	—	231	—
Receivables:
Investment securities sold	3,944,657	—	—
Interest	2,683,732	9,155	—
Dividends	823,564	26,811	—
Dividend reclaims	—	967	—
From investment advisor	—	10,159	32,413
Fund shares sold	—	—	—
Miscellaneous	—	—	—
Prepaid expenses	7,627	251	288
Total Assets	1,004,565,638	32,566,473	49,961,588
LIABILITIES:
Payables:
Investment securities purchased	900,278	—	—
Investment advisory fees	456,053	—	—
Fund shares redeemed	315,994	643	6,673
12b-1 distribution and service fees	209,682	6,813	10,416
Administrative service fees	168,001	5,452	8,361
Custodian fees	97,022	3,726	1,675
Licensing fees	75,146	—	11,696
Administrative fees	58,815	9,494	4,815
Shareholder reporting fees	48,689	4,420	8,774
Audit and tax fees	29,780	51,577	32,045
Legal fees	16,970	483	1,062
Transfer agent fees	15,420	18,734	9,261
Commitment fees	3,508	1,718	—
Financial reporting fees	771	—	771
Trustees’ fees and expenses	8	1	159
Other liabilities	5,875	3,047	51
Total Liabilities	2,402,012	106,108	95,759
NET ASSETS	$1,002,163,626	$32,460,365	$49,865,829
NET ASSETS consist of:
Paid-in capital	$ 840,572,696	$ 30,086,445	$ 40,010,799
Accumulated distributable earnings (loss)	161,590,930	2,373,920	9,855,030
NET ASSETS	$1,002,163,626	$32,460,365	$49,865,829
Investments, at cost - Unaffiliated	$839,081,736	$18,669,276	$8,740,415
Investments, at cost - Affiliated	$—	$9,813,768	$32,277,216
Total Investments, at cost	$839,081,736	$28,483,044	$41,017,631
Foreign currency, at cost	$—	$230	$—
Class I Shares:
NET ASSETS	$1,000,639,656	$32,345,112	$49,762,232
NET ASSET VALUE, per share	$15.07	$11.44	$13.68
Number of Shares outstanding	66,382,687	2,828,590	3,636,463
Class II Shares:
NET ASSETS	$1,523,970	$115,253	$103,597
NET ASSET VALUE, per share	$15.11	$11.43	$13.63
Number of Shares outstanding	100,875	10,080	7,600

See Notes to Financial Statements

First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio

$ 14,916,424	$ 1,970,274
—	—
14,916,424	1,970,274
409,258	35,476
—	—

—	—
—	—
9,433	721
—	698
11,081	23,033
176,970	—
—	612
72	13
15,523,238	2,030,827

—	21,351
—	—
173	20
2,740	228
2,278	305
15,918	26,362
1,314	228
6,755	7,764
5,482	5,483
17,925	20,875
483	192
9,005	8,956
—	—
771	771
—	—
59	59
62,903	92,594
$ 15,460,335	$ 1,938,233

$ 14,726,659	$ 1,661,712
733,676	276,521
$ 15,460,335	$ 1,938,233
$14,177,777	$1,703,037
$—	$—
$14,177,777	$1,703,037
$—	$—

$ 14,831,257	$ 1,198,926
$12.06	$12.68
1,230,129	94,541

$ 629,078	$ 739,307
$12.06	$12.69
52,162	58,279
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Operations
For the Fiscal Year Ended December 31, 2020
	First Trust/Dow Jones Dividend & Income Allocation Portfolio	First Trust Multi Income Allocation Portfolio	First Trust Dorsey Wright Tactical Core Portfolio
INVESTMENT INCOME:
Interest	$ 12,049,893	$ 308,433	$ 1,455
Dividends - Unaffiliated	12,779,975	420,383	355,559
Dividends - Affiliated	—	372,588	235,598
Foreign withholding tax on dividend income	(11,434)	(232,601)	—
Total investment income	24,818,434	868,803	592,612
EXPENSES:
Investment advisory fees	5,527,839	181,526	158,447
12b-1 distribution and/or service fees:
Class I	2,299,842	75,337	112,960
Administrative service fees	1,842,467	60,270	90,489
Administrative fees	538,067	28,451	52,641
Licensing fees	299,407	—	45,271
Custodian fees	206,187	9,566	9,319
Shareholder reporting fees	142,581	24,904	25,374
Legal fees	112,141	6,343	20,516
Transfer agent fees	92,640	55,976	59,528
Commitment fees	43,779	19,880	—
Audit and tax fees	30,804	51,384	39,441
Trustees’ fees and expenses	16,533	15,661	15,863
Financial reporting fees	9,250	—	9,064
Other	20,848	6,775	884
Total expenses	11,182,385	536,073	639,797
Fees waived and expenses reimbursed by the investment advisor	(128,310)	(286,133)	(264,357)
Net expenses	11,054,075	249,940	375,440
NET INVESTMENT INCOME (LOSS)	13,764,359	618,863	217,172
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments - Unaffiliated	8,949,425	(537,510)	1,243,148
Investments - Affiliated	—	(175,559)	849,222
Foreign currency transactions	—	236	—
Futures contracts	(1,192,395)	—	—
Net realized gain (loss)	7,757,030	(712,833)	2,092,370
Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	49,615,751	777,269	28,091
Investments - Affiliated	—	119,745	2,313,211
Foreign currency translation	—	(10)	—
Futures contracts	(149,827)	—	—
Net change in unrealized appreciation (depreciation)	49,465,924	897,004	2,341,302
NET REALIZED AND UNREALIZED GAIN (LOSS)	57,222,954	184,171	4,433,672
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 70,987,313	$ 803,034	$ 4,650,844

See Notes to Financial Statements

First Trust Capital Strength Portfolio (a)	First Trust International Developed Capital Strength Portfolio (a)

$16	$3
76,423	14,414
—	—
—	(2,018)
76,439	12,399

22,508	5,574

10,620	1,276
8,864	497
51,830	55,310
1,351	7,779
21,224	35,149
13,053	13,008
1,240	735
35,974	35,842
—	—
17,925	20,875
11,693	11,690
6,167	6,167
642	863
203,091	194,765
(154,126)	(184,650)
48,965	10,115
27,474	2,284

396,614	137,646
—	—
—	(270)
—	—
396,614	137,376

738,647	267,237
—	—
—	14
—	—
738,647	267,251
1,135,261	404,627
$1,162,735	$406,911

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
See Notes to Financial Statements

First Trust Variable Insurance Trust
Statements of Changes in Net Assets
	First Trust/Dow Jones Dividend & Income Allocation Portfolio		First Trust Multi Income Allocation Portfolio
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2020	Year Ended 12/31/2019
OPERATIONS:
Net investment income (loss)	$ 13,764,359	$ 14,574,432	$ 618,863	$ 683,050
Net realized gain (loss)	7,757,030	29,914,782	(712,833)	394,925
Net change in unrealized appreciation (depreciation)	49,465,924	116,900,455	897,004	3,059,257
Net increase (decrease) in net assets resulting from operations	70,987,313	161,389,669	803,034	4,137,232
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares	(44,100,456)	(47,089,053)	(1,035,632)	(720,385)
Class II Shares	(69,964)	(21,664)	(4,069)	(4,110)
Total distributions to shareholders from investment operations	(44,170,420)	(47,110,717)	(1,039,701)	(724,495)
CAPITAL TRANSACTIONS:
Proceeds from shares sold	64,525,900	113,480,580	4,884,876	5,725,807
Proceeds from shares reinvested	44,169,805	47,110,027	1,035,632	721,392
Cost of shares redeemed	(95,877,168)	(80,001,939)	(4,385,300)	(3,291,316)
Net increase (decrease) in net assets resulting from capital transactions	12,818,537	80,588,668	1,535,208	3,155,883
Total increase (decrease) in net assets	39,635,430	194,867,620	1,298,541	6,568,620
NET ASSETS:
Beginning of period	962,528,196	767,660,576	31,161,824	24,593,204
End of period	$1,002,163,626	$962,528,196	$32,460,365	$31,161,824

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio		First Trust Capital Strength Portfolio	First Trust International Developed Capital Strength Portfolio
Year Ended 12/31/2020	Year Ended 12/31/2019	Period Ended 12/31/2020 (a)	Period Ended 12/31/2020 (a)

$ 217,172	$ 302,343	$ 27,474	$ 2,284
2,092,370	(379,748)	396,614	137,376
2,341,302	8,560,311	738,647	267,251
4,650,844	8,482,906	1,162,735	406,911

(218,731)	(1,047,809)	(410,483)	(79,560)
(637)	(2,466)	(18,576)	(50,830)
(219,368)	(1,050,275)	(429,059)	(130,390)

6,812,284	11,969,513	16,214,632	1,610,210
219,368	1,050,275	429,059	130,390
(12,549,934)	(7,861,271)	(1,917,032)	(78,888)
(5,518,282)	5,158,517	14,726,659	1,661,712
(1,086,806)	12,591,148	15,460,335	1,938,233

50,952,635	38,361,487	—	—
$49,865,829	$50,952,635	$15,460,335	$1,938,233

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights
For a Share outstanding throughout each period
Class I Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 14.68	$ 12.82	$ 13.73	$ 12.85	$ 11.94
Income from investment operations:
Net investment income (loss)	0.21 (a)	0.23	0.21	0.18	0.14
Net realized and unrealized gain (loss)	0.85	2.39	(0.88)	1.54	1.25 (b)
Total from investment operations	1.06	2.62	(0.67)	1.72	1.39
Distributions paid to shareholders from:
Net investment income	(0.21)	(0.22)	(0.21)	(0.18)	(0.13)
Net realized gain	(0.46)	(0.54)	(0.03)	(0.66)	(0.35)
Total distributions	(0.67)	(0.76)	(0.24)	(0.84)	(0.48)
Net asset value, end of period	$15.07	$14.68	$12.82	$13.73	$12.85
Total return (c) (d)	7.81%	20.77%	(4.92)%	13.47%	11.74% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,000,640	$ 961,210	$ 767,616	$ 737,320	$ 543,951
Ratio of total expenses to average net assets	1.21%	1.21%	1.22%	1.23%	1.29%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	1.49%	1.65%	1.56%	1.35%	1.29%
Portfolio turnover rate	105%	89%	76%	71%	96%

(a)	Based on average shares outstanding.
(b)	First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.
(c)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

See Notes to Financial Statements

First Trust/Dow Jones Dividend & Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 14.71	$ 12.85	$ 13.75	$ 12.87	$ 11.95
Income from investment operations:
Net investment income (loss)	0.24 (a)	0.28 (a)	0.25 (a)	0.14	0.19
Net realized and unrealized gain (loss)	0.86	2.38	(0.88)	1.61	1.24 (b)
Total from investment operations	1.10	2.66	(0.63)	1.75	1.43
Distributions paid to shareholders from:
Net investment income	(0.24)	(0.26)	(0.24)	(0.21)	(0.16)
Net realized gain	(0.46)	(0.54)	(0.03)	(0.66)	(0.35)
Total distributions	(0.70)	(0.80)	(0.27)	(0.87)	(0.51)
Net asset value, end of period	$15.11	$14.71	$12.85	$13.75	$12.87
Total return (c) (d)	8.13%	21.02%	(4.60)%	13.75%	12.07% (b)
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,524	$ 1,318	$ 44	$ 202	$ 17
Ratio of total expenses to average net assets	0.96%	0.97%	0.97%	1.00%	1.04%
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	1.74%	2.00%	1.79%	1.88%	1.53%
Portfolio turnover rate	105%	89%	76%	71%	96%

(a)	Based on average shares outstanding.
(b)	First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.
(c)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(d)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 11.55	$ 10.17	$ 10.89	$ 10.54	$ 9.86
Income from investment operations:
Net investment income (loss)	0.22	0.26	0.23	0.24	0.20
Net realized and unrealized gain (loss)	0.05	1.40	(0.71)	0.39	0.71
Total from investment operations	0.27	1.66	(0.48)	0.63	0.91
Distributions paid to shareholders from:
Net investment income	(0.24)	(0.27)	(0.24)	(0.25)	(0.23)
Net realized gain	(0.14)	(0.01)	—	(0.03)	—
Total distributions	(0.38)	(0.28)	(0.24)	(0.28)	(0.23)
Net asset value, end of period	$11.44	$11.55	$10.17	$10.89	$10.54
Total return (a) (b)	2.49%	16.38%	(4.44)%	6.04%	9.27%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 32,345	$ 31,012	$ 24,451	$ 20,083	$ 17,965
Ratio of total expenses to average net assets (c)	1.77%	1.80%	2.09%	2.17%	2.22%
Ratio of net expenses to average net assets (c)	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets	2.04%	2.42%	2.29%	2.24%	2.10%
Portfolio turnover rate	49%	30%	40%	46%	46%

(a)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(b)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

See Notes to Financial Statements

First Trust Multi Income Allocation Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 11.54	$ 10.17	$ 10.88	$ 10.54	$ 9.86
Income from investment operations:
Net investment income (loss)	0.24 (a)	0.30	0.26	0.27	0.20
Net realized and unrealized gain (loss)	0.05	1.38	(0.70)	0.38	0.74
Total from investment operations	0.29	1.68	(0.44)	0.65	0.94
Distributions paid to shareholders from:
Net investment income	(0.26)	(0.30)	(0.27)	(0.28)	(0.26)
Net realized gain	(0.14)	(0.01)	—	(0.03)	—
Total distributions	(0.40)	(0.31)	(0.27)	(0.31)	(0.26)
Net asset value, end of period	$11.43	$11.54	$10.17	$10.88	$10.54
Total return (b) (c)	2.74%	16.57%	(4.11)%	6.22%	9.53%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 115	$ 150	$ 142	$ 159	$ 156
Ratio of total expenses to average net assets (d)	1.49%	1.56%	1.83%	1.92%	1.99%
Ratio of net expenses to average net assets (d)	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of net investment income (loss) to average net assets	2.25%	2.66%	2.49%	2.49%	2.34%
Portfolio turnover rate	49%	30%	40%	46%	46%

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class I Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 12.37	$ 10.45	$ 11.41	$ 9.85	$ 9.94
Income from investment operations:
Net investment income (loss)	0.06	0.08	0.04	0.06	0.09
Net realized and unrealized gain (loss)	1.31	2.10	(0.95)	1.66	0.01
Total from investment operations	1.37	2.18	(0.91)	1.72	0.10
Distributions paid to shareholders from:
Net investment income	(0.06)	(0.08)	(0.03)	(0.06)	(0.09)
Net realized gain	—	(0.18)	(0.02)	(0.10)	(0.10)
Total distributions	(0.06)	(0.26)	(0.05)	(0.16)	(0.19)
Net asset value, end of period	$13.68	$12.37	$10.45	$11.41	$9.85
Total return (a) (b)	11.09%	20.87%	(8.00)%	17.50%	0.95%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 49,762	$ 50,843	$ 38,277	$ 22,477	$ 10,360
Ratio of total expenses to average net assets (c)	1.35%	1.23%	1.40%	1.85%	2.13%
Ratio of net expenses to average net assets (c)	0.83%	0.77%	0.74%	0.75%	0.83%
Ratio of net investment income (loss) to average net assets	0.48%	0.62%	0.48%	0.76%	0.98%
Portfolio turnover rate	284%	34%	70%	31%	265%

(a)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(b)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

See Notes to Financial Statements

First Trust Dorsey Wright Tactical Core Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout each period
Class II Shares	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$ 12.37	$ 10.44	$ 11.40	$ 9.83	$ 9.95
Income from investment operations:
Net investment income (loss)	0.09	0.10	0.07	0.10	0.11
Net realized and unrealized gain (loss)	1.26	2.12	(0.95)	1.66	(0.02)
Total from investment operations	1.35	2.22	(0.88)	1.76	0.09
Distributions paid to shareholders from:
Net investment income	(0.09)	(0.11)	(0.06)	(0.09)	(0.11)
Net realized gain	—	(0.18)	(0.02)	(0.10)	(0.10)
Total distributions	(0.09)	(0.29)	(0.08)	(0.19)	(0.21)
Net asset value, end of period	$13.63	$12.37	$10.44	$11.40	$9.83
Total return (a) (b)	10.96%	21.29%	(7.77)%	17.94%	0.88%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 104	$ 109	$ 84	$ 59	$ 50
Ratio of total expenses to average net assets (c)	34.33%	26.37%	32.62%	46.41%	57.64%
Ratio of net expenses to average net assets (c)	0.57%	0.52%	0.49%	0.50%	0.57%
Ratio of net investment income (loss) to average net assets	0.72%	0.87%	0.73%	0.93%	1.13%
Portfolio turnover rate	284%	34%	70%	31%	265%

(a)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(b)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.
See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout the period
Class I Shares	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment income (loss)	0.02
Net realized and unrealized gain (loss)	2.39
Total from investment operations	2.41
Distributions paid to shareholders from:
Net investment income	(0.02)
Net realized gain	(0.33)
Total distributions	(0.35)
Net asset value, end of period	$12.06
Total return (b) (c)	24.17%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 14,831
Ratio of total expenses to average net assets	4.37% (d)
Ratio of net expenses to average net assets	1.10% (d)
Ratio of net investment income (loss) to average net assets	0.60% (d)
Portfolio turnover rate	79%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.

See Notes to Financial Statements

First Trust Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout the period
Class II Shares	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss)	2.39
Total from investment operations	2.43
Distributions paid to shareholders from:
Net investment income	(0.04)
Net realized gain	(0.33)
Total distributions	(0.37)
Net asset value, end of period	$12.06
Total return (b) (c)	24.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 629
Ratio of total expenses to average net assets	6.90% (d)
Ratio of net expenses to average net assets	0.85% (d)
Ratio of net investment income (loss) to average net assets	0.84% (d)
Portfolio turnover rate	79%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.
See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout the period
Class I Shares	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment income (loss)	0.01
Net realized and unrealized gain (loss)	3.57
Total from investment operations	3.58
Distributions paid to shareholders from:
Net investment income	(0.06)
Net realized gain	(0.84)
Total distributions	(0.90)
Net asset value, end of period	$12.68
Total return (b) (c)	36.03%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 1,199
Ratio of total expenses to average net assets	20.98% (d)
Ratio of net expenses to average net assets	1.20% (d)
Ratio of net investment income (loss) to average net assets	0.14% (d)
Portfolio turnover rate	52%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.

See Notes to Financial Statements

First Trust International Developed Capital Strength Portfolio
Financial Highlights (Continued)
For a Share outstanding throughout the period
Class II Shares	Period Ended 12/31/2020 (a)
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss)	3.58
Total from investment operations	3.61
Distributions paid to shareholders from:
Net investment income	(0.08)
Net realized gain	(0.84)
Total distributions	(0.92)
Net asset value, end of period	$12.69
Total return (b) (c)	36.31%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 739
Ratio of total expenses to average net assets	20.95% (d)
Ratio of net expenses to average net assets	0.95% (d)
Ratio of net investment income (loss) to average net assets	0.37% (d)
Portfolio turnover rate	52%

(a)	The Fund’s Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.
(b)	Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions, if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.
(c)	Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Variable Insurance Trust
December 31, 2020
1. Organization
First Trust Variable Insurance Trust (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares of five series (each a “Fund” and collectively, the “Funds”), First Trust/Dow Jones Dividend & Income Allocation Portfolio (“First Trust Dow Jones”), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio (“First Trust Multi Income”), which commenced investment operations on May 1, 2014, First Trust Dorsey Wright Tactical Core Portfolio (“First Trust Dorsey Wright”), which commenced investment operations on October 30, 2015, First Trust Capital Strength Portfolio (“First Trust Capital Strength”), which commenced operations on May 1, 2020, and First Trust International Developed Capital Strength Portfolio (“First Trust International”), which commenced operations on May 1, 2020. Each Fund’s shares are sold only to variable insurance accounts (each an “Account”) to fund the benefits of the variable annuity and variable life insurance contracts (each a “Contract” and collectively, the “Contracts”) issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a “Participating Insurance Company”).
First Trust Dow Jones’ investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. Under normal market conditions at the time of purchase at least 80% of the Fund’s net assets (including investment borrowings) will be invested in securities of issuers included in a Dow Jones index. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market IndexSM. First Trust Advisors L.P. (“First Trust” or the “Advisor”) reserves the right to over-weight, under-weight or exclude certain securities from the portfolio that would otherwise be selected pursuant to the quantitative process in certain instances.
First Trust Dow Jones’ fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade debt portfolio. Investment-grade debt securities are those long-term debt securities rated “BBB–” or higher by Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc. or “Baa3” or higher by Moody’s Investors Service, Inc., and those short-term debt securities rated “A-3” or higher by Standard & Poor’s Financial Services LLC, “F3” or higher by Fitch Ratings, Inc. or “Prime 3” or higher by Moody’s Investor Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate debt will be invested in investment-grade debt securities included in the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM (the “Bond Index”) and other investment-grade debt securities of issuers whose securities are included in the Bond Index; and investment-grade debt securities of issuers included in the Dow Jones Composite Average. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds (“ETFs”) that invest in investment-grade corporate debt securities and U.S. government bonds in lieu of investing directly in such securities.
First Trust Multi Income’s primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships (“MLPs”), real estate investment trusts (“REITs”), high yield or “junk” bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities (“TIPS”). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.
The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.
First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.
In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non- U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as “junk” bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). The Fund may invest in equity securities issued by small, mid or large capitalization companies.
First Trust Dorsey Wright’s investment objective is to seek to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in ETFs that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.
First Trust Capital Strength seeks to provide capital appreciation. First Trust Capital Strength seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks and REITs that comprise The Capital Strength IndexSM which is developed, maintained and sponsored by Nasdaq, Inc.
First Trust International seeks to provide capital appreciation. First Trust International seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital Strength IndexSM which is developed, maintained and sponsored by Nasdaq, Inc.
Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund’s total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund’s shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee, in accordance with valuation procedures adopted by the Trust’s Board of Trustees (the “Board”), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.
Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
11)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
12)	other relevant factors.
Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of December 31, 2020, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
Distributions received from a Fund’s investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
In November 2020, ICE Benchmark Administration Limited (“IBA”), the administrator of the London Interbank Offered Rates (“LIBOR”) announced a consultation process beginning in December 2020 and ending in January 2021 regarding its intention to cease the publication of LIBOR rates. The IBA intends to cease the publication of the one week and two month USD LIBOR settings as well as LIBOR settings in all other currencies immediately following the LIBOR publication on December 31, 2021, and to cease the publication of the remaining USD LIBOR settings (overnight, one month, three month, six month, and twelve month) immediately following the LIBOR publication on June 30, 2023. Follow-up announcements by the Financial Conduct Authority (“FCA”) and US Regulators support the IBA’s intention and include supervisory guidance encouraging parties to adopt fallback LIBOR rates in existing arrangements as soon as practical and to cease entering into new arrangements that use LIBOR as a reference rate no later than December 31, 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on each Fund or its investments.
C. Cash and Cash Equivalents
Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones, First Trust Multi Income, First Trust Capital Strength or First Trust International. The percentage of each Fund’s net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.
D. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
E. Futures Contracts
First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statements of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
F. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An interest-only security (“IO Security”) is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Affiliated Transactions
First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund’s investment performance and risks are directly related to the investment performance and risks of the affiliated funds.
Amounts relating to these investments in First Trust Multi Income at December 31, 2020, and for the fiscal year then ended are:
Security Name	Shares at 12/31/2020	Value at 12/31/2019	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 12/31/2020	Dividend Income
First Trust Institutional Preferred Securities and Income ETF	27,690	$ 612,833	$ 95,394	$ (168,288)	$ 24,881	$ (498)	$ 564,322	$ 25,860
First Trust Long Duration Opportunities ETF	500	13,550	—	—	975	—	14,525	545
First Trust Low Duration Opportunities ETF	20,000	103,600	1,057,246	(130,174)	(2,532)	1,260	1,029,400	8,888
First Trust Preferred Securities and Income ETF	82,607	1,829,180	270,155	(502,000)	62,037	8,463	1,667,835	73,496
First Trust Senior Loan ETF	71,920	4,265,359	288,502	(978,409)	(10,138)	(142,641)	3,422,673	124,007
First Trust Tactical High Yield ETF	70,800	2,747,853	1,336,929	(637,785)	44,522	(42,143)	3,449,376	139,792
		$9,572,375	$3,048,226	$(2,416,656)	$119,745	$(175,559)	$10,148,131	$372,588

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
Amounts relating to these investments in First Trust Dorsey Wright at December 31, 2020, and for the fiscal year then ended are:
Security Name	Shares at 12/31/2020	Value at 12/31/2019	Purchases	Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 12/31/2020	Dividend Income
First Trust BICK Index Fund	7,133	$ 248,903	$ 42,937	$ (90,205)	$ 68,726	$ (2,137)	$ 268,224	$ 1,152
First Trust Brazil AlphaDEX® Fund	—	269,032	7,724	(154,047)	(43,739)	(78,970)	—	2,411
First Trust China AlphaDEX® Fund	—	—	204,084	(257,945)	—	53,861	—	8,292
First Trust Chindia ETF	4,452	—	197,421	(80,478)	121,716	23,920	262,579	751
First Trust Consumer Discretionary AlphaDEX® Fund	89,734	—	3,949,637	(244,489)	822,761	37,757	4,565,666	6,819
First Trust Developed Markets ex-US AlphaDEX® Fund	10,675	603,136	125,822	(148,637)	60,660	(37,523)	603,458	14,599
First Trust Dow Jones Internet Index Fund	19,325	4,294,913	2,896,371	(3,731,213)	36,463	604,811	4,101,345	—
First Trust Emerging Markets AlphaDEX® Fund	23,666	614,401	151,164	(156,998)	6,549	(16,840)	598,276	16,669
First Trust Energy AlphaDEX® Fund	—	—	4,079,996	(3,658,937)	—	(421,059)	—	799
First Trust Enhanced Short Maturity ETF	—	—	35,303,028	(35,438,667)	—	135,639	—	77,918
First Trust Europe AlphaDEX® Fund	5,784	—	223,526	—	(2,924)	—	220,602	2,766
First Trust Financials AlphaDEX® Fund	—	3,859,715	112,268	(2,908,284)	(138,217)	(925,482)	—	—
First Trust Germany AlphaDEX[sup}® Fund	4,747	248,597	39,232	(83,393)	36,312	779	241,527	3,023
First Trust Health Care AlphaDEX® Fund	—	—	2,700,135	(2,912,777)	—	212,642	—	—
First Trust Large Cap Core AlphaDEX® Fund	—	—	7,343,436	(8,050,464)	—	707,028	—	4,093
First Trust Large Cap Growth AlphaDEX® Fund	50,326	5,232,958	3,359,478	(4,098,104)	(15,188)	384,361	4,863,505	20,966
First Trust Latin America AlphaDEX® Fund	—	255,572	7,357	(153,327)	(24,278)	(85,324)	—	876
First Trust Mid Cap Growth AlphaDEX® Fund	80,608	5,239,659	3,347,276	(3,851,088)	763,873	(229,569)	5,270,151	13,542
First Trust Nasdaq Transportation ETF	154,058	—	3,789,808	(151,538)	673,558	10,654	4,322,482	6,501
First Trust NASDAQ-100-Technology Sector Index Fund	31,805	5,280,275	3,035,288	(4,324,846)	(639,944)	1,040,543	4,391,316	18,437
First Trust Small Cap Growth AlphaDEX® Fund	87,810	4,754,553	9,003,861	(7,979,845)	634,601	(1,001,440)	5,411,730	6,413
First Trust Switzerland AlphaDEX® Fund	4,074	266,547	12,325	(56,049)	12,022	8,984	243,829	4,004
First Trust Technology AlphaDEX® Fund	41,252	4,911,683	2,939,049	(3,966,833)	87,506	641,394	4,612,799	2,045
First Trust Utilities AlphaDEX® Fund	—	4,170,633	139,130	(3,947,710)	(147,246)	(214,807)	—	23,522
		$40,250,577	$83,010,353	$(86,445,874)	$2,313,211	$849,222	$39,977,489	$235,598

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
I. Dividends and Distributions to Shareholders
Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future. Permanent differences incurred during the tax year ended December 31, 2020, have been reclassified at year end to reflect the following:
	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
First Trust Dow Jones	$ (15,338)	$ 15,338	$ —
First Trust Multi Income	305,315	(304,649)	(666)
First Trust Dorsey Wright	(548)	289	259
First Trust Capital Strength	—	—	—
First Trust International	1,464	(1,464)	—
Accumulated distributable earnings (loss) on the Statement of Assets and Liabilities consists of accumulated net investment income (loss), accumulated net realized gain (loss), and unrealized appreciation (depreciation). Net assets were not affected by this reclassification.
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2020, were as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones	$ 20,126,368	$ 24,044,052	$ —
First Trust Multi Income	692,574	347,127	—
First Trust Dorsey Wright	219,368	—	—
First Trust Capital Strength	429,059	—	—
First Trust International	130,390	—	—
The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2019, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Dow Jones	$ 23,840,429	$ 23,270,288	$ —
First Trust Multi Income	708,084	16,411	—
First Trust Dorsey Wright	312,825	737,450	—

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
As of December 31, 2020, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Dow Jones	$ 387,947	$ 7,901,086	$ 153,301,897
First Trust Multi Income	258,994	(750,778)	2,865,704
First Trust Dorsey Wright	3,489	1,786,139	8,065,402
First Trust Capital Strength	448	—	733,228
First Trust International	20,219	—	256,302
J. Income Taxes
First Trust Dow Jones, First Trust Multi Income, and First Trust Dorsey Wright intend to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. First Trust Capital Strength and First Trust International intend to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017, 2018, 2019 and 2020 remain open to federal and state audit for First Trust Dow Jones, First Trust Multi Income and First Trust Dorsey Wright. The taxable year ending 2020 remains open to federal and state audit for First Trust Capital Strength and First Trust International. As of December 31, 2020, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2020, First Trust Multi Income had a non-expiring capital loss carryforward for federal income tax purposes of $750,778.
During the taxable year ended December 31, 2020, First Trust Dorsey Wright utilized its capital loss carryforward in the amount of $373,610.
K. Expenses
Each Fund will pay all expenses directly related to its operations.
Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.
First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones, First Trust Dorsey Wright, First Trust Capital Strength and First Trust International, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for First Trust Dow Jones, First Trust Multi Income, and First Trust International, 0.35% of the average daily net assets for First Trust Dorsey Wright, and 0.50% of the average daily net

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
assets for First Trust Capital Strength. First Trust also provides fund reporting services to First Trust Dow Jones, First Trust Dorsey Wright, First Trust Capital Strength, and First Trust International for a flat annual fee in the amount of $9,250 per Fund.
In addition First Trust Multi Income and First Trust Dorsey Wright incur their respective pro rata share of fees and expenses attributable to each Fund’s investments in other investment companies (“acquired fund fees and expenses”). The total of net expenses and acquired fund fees and expenses represents each Fund’s total net annual operating expenses.
First Trust Multi Income and First Trust have retained Energy Income Partners, LLC (“EIP”) and Stonebridge Advisors LLC (“Stonebridge”) (collectively, the “Sub-Advisors”), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income’s investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income’s investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income’s investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a nondiscretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income’s investment portfolio.
For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust’s waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund’s average daily net assets allocated to Stonebridge.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.
First Trust has agreed to waive fees and/or pay First Trust Dow Jones’ and First Trust Multi Income’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an “Expense Cap”), respectively, of each Fund’s average daily net assets per year at least until May 1, 2021. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright’s expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2021. For First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Caps. However, total net annual fund expenses may be higher or lower than the Expense Caps. First Trust has agreed to waive fees and/or pay First Trust Capital Strength’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.10% and 0.85% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2022. First Trust has agreed to waive fees and/or pay First Trust International’s expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an “Expense Cap”), respectively, of the Fund’s average daily net assets per year at least until May 1, 2022.
Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund’s expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place, (ii) the Expense Cap in place at the time the fees were waived or expenses reimbursed, or (iii) the current Expense Cap. These amounts, if any, are included in “Expenses previously waived or reimbursed” on the Statements of Operations.
The advisory fee waivers and expense reimbursements for the year ended December 31, 2020, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at December 31, 2020, are included in the table below.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
			Fees Waived or Expenses Borne by First Trust Subject to Recovery
	Fees Waived	Expenses Reimbursed	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2020	Total
First Trust Dow Jones	$ 128,310	$ —	$ 186,633	$ 75,487	$ 128,310	$ 390,430
First Trust Multi Income	174,191	—	192,140	170,572	174,191	536,903
First Trust Dorsey Wright	158,447	105,910	230,266	251,423	264,357	746,046
First Trust Capital Strength	22,508	131,618	—	—	154,126	154,126
First Trust International	5,574	179,076	—	—	184,650	184,650
During the year ended December 31, 2020, First Trust did not recover any fees that were previously waived or reimbursed.
First Trust agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund’s average daily net assets through May 1, 2021. During the year ended December 31, 2020, First Trust reimbursed First Trust Multi Income $111,942 of fees that are not subject to recovery.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as each Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
The Bank of New York Mellon (“BNYM”) serves as First Trust Dow Jones’, First Trust Multi Income’s, First Trust Capital Strength’s, and First Trust International’s administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds’ books of account, records of the Funds’ securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Brown Brothers Harriman & Co. (“BBH”) serves as First Trust Dorsey Wright’s administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund’s assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Capital Share Transactions
Capital transactions for First Trust Dow Jones were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Sales:
Class I	4,633,074	$ 64,099,713	7,957,769	$ 112,219,129
Class II	30,427	426,187	86,654	1,261,451
Total Sales	4,663,501	$ 64,525,900	8,044,423	$ 113,480,580

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Dividend Reinvestment:
Class I	3,266,240	$ 44,100,456	3,366,237	$ 47,089,053
Class II	5,113	69,349	1,463	20,974
Total Dividend Reinvestment	3,271,353	$ 44,169,805	3,367,700	$ 47,110,027
Redemptions:
Class I	(7,010,657)	$ (95,542,371)	(5,686,087)	$ (79,974,071)
Class II	(24,282)	(334,797)	(1,932)	(27,868)
Total Redemptions	(7,034,939)	$ (95,877,168)	(5,688,019)	$ (80,001,939)
Capital transactions for First Trust Multi Income were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Sales:
Class I	447,837	$ 4,857,683	512,373	$ 5,725,331
Class II	2,856	27,193	46	476
Total Sales	450,693	$ 4,884,876	512,419	$ 5,725,807
Dividend Reinvestment:
Class I	94,823	$ 1,035,632	63,416	$ 720,385
Class II	—	—	89	1,007
Total Dividend Reinvestment	94,823	$ 1,035,632	63,505	$ 721,392
Redemptions:
Class I	(399,861)	$ (4,326,849)	(294,214)	$ (3,278,342)
Class II	(5,779)	(58,451)	(1,157)	(12,974)
Total Redemptions	(405,640)	$ (4,385,300)	(295,371)	$ (3,291,316)
Capital transactions for First Trust Dorsey Wright were as follows:
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Sales:
Class I	569,579	$ 6,793,178	1,020,944	$ 11,962,787
Class II	1,616	19,106	608	6,726
Total Sales	571,195	$ 6,812,284	1,021,552	$ 11,969,513
Dividend Reinvestment:
Class I	16,716	$ 218,731	86,854	$ 1,047,809
Class II	49	637	204	2,466
Total Dividend Reinvestment	16,765	$ 219,368	87,058	$ 1,050,275

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
	Year Ended December 31, 2020		Year Ended December 31, 2019
	Shares	Value	Shares	Value
Redemptions:
Class I	(1,059,902)	$ (12,519,678)	(662,387)	$ (7,860,803)
Class II	(2,891)	(30,256)	(40)	(468)
Total Redemptions	(1,062,793)	$ (12,549,934)	(662,427)	$ (7,861,271)
Capital transactions for First Trust Capital Strength were as follows:
	Period Ended December 31, 2020
	Shares	Value
Sales:
Class I	1,354,544	$ 15,614,017
Class II	53,842	600,615
Total Sales	1,408,386	$ 16,214,632
Dividend Reinvestment:
Class I	34,611	$ 410,483
Class II	1,566	18,576
Total Dividend Reinvestment	36,177	$ 429,059
Redemptions:
Class I	(159,026)	$ (1,879,511)
Class II	(3,246)	(37,521)
Total Redemptions	(162,272)	$ (1,917,032)
Capital transactions for First Trust International were as follows:
	Period Ended December 31, 2020
	Shares	Value
Sales:
Class I	93,653	$ 1,044,108
Class II	55,328	566,102
Total Sales	148,981	$ 1,610,210
Dividend Reinvestment:
Class I	6,416	$ 79,560
Class II	4,099	50,830
Total Dividend Reinvestment	10,515	$ 130,390
Redemptions:
Class I	(5,528)	$ (64,253)
Class II	(1,148)	(14,635)
Total Redemptions	(6,676)	$ (78,888)

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
5. Purchases and Sales of Securities
For the fiscal year ended December 31, 2020, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding U.S. Government investment securities and short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$ 729,381,445	$ 746,134,246
First Trust Multi Income	14,683,853	12,252,791
First Trust Dorsey Wright	127,928,287	133,189,948
First Trust Capital Strength	19,686,734	5,905,571
First Trust International	2,308,408	742,177

For the fiscal year ended December 31, 2020, the cost of purchases and proceeds from sales of U.S. government investment securities for each Fund, excluding short-term investments, were as follows:
	Purchases	Sales
First Trust Dow Jones	$ 230,999,877	$ 242,134,123
First Trust Multi Income	1,061,578	2,100,269
First Trust Dorsey Wright	—	—
First Trust Capital Strength	—	—
First Trust International	—	—
6. Derivative Transactions
None of the Funds held derivatives at December 31, 2020.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2020, on derivative instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.
Statements of Operations Location
Net realized gain (loss) on futures contracts	$(1,192,395)
Net change in unrealized appreciation (depreciation) on futures contracts	(149,827)
During the fiscal year ended December 31, 2020, the notional value of futures contracts opened and closed were 15,685,140 and 27,935,437, respectively.
First Trust Dow Jones does not have the right to offset financial assets and liabilities related to forward foreign currency contracts on the Statements of Assets and Liabilities.
7. 12b-1 Service Plan
The Trust has adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.
First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to contract owners. These services include establishing and maintaining Contract owners’ accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund’s Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund’s Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.

Notes to Financial Statements (Continued)
First Trust Variable Insurance Trust
December 31, 2020
During the year ended December 31, 2020, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust’s Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.
8. Borrowings
The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the “BNYM Line of Credit”) with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the “Commitment fees” line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the year ended December 31, 2020.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Variable Insurance Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio, and First Trust International Developed Capital Strength Portfolio (the “Funds”), each a series of the First Trust Variable Insurance Trust, including the portfolios of investments, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below for the Funds; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.
Individual Funds Included in the Trust	Statements of Operations	Statements of Changes to Net Assets	Financial Highlights
First Trust/Dow Jones Dividend & Income Allocation Portfolio	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For the years ended December 31, 2020, 2019, 2018, 2017, and 2016
First Trust Multi Income Allocation Portfolio
First Trust Dorsey Wright Tactical Core Portfolio
First Trust Capital Strength Portfolio	For the period from May 1, 2020 (commencement of operations) through December 31, 2020
First Trust International Developed Capital Strength Portfolio
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
February 16, 2021
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
For the taxable year ended December 31, 2020, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:
Dividends Received Deduction
First Trust/Dow Jones Dividend & Income Allocation Portfolio	75.48%
First Trust Multi Income Allocation Portfolio	26.34%
First Trust Dorsey Wright Tactical Core Portfolio	41.83%
First Trust Capital Strength Portfolio	14.65%
First Trust International Developed Capital Strength Portfolio	0.00%
For the taxable year ended December 31, 2020, the amount of long-term capital gain distribution by the Funds which is taxable at the applicable capital gains rates for federal income tax purposes were:
Long-Term Capital Gain Distributions
First Trust/Dow Jones Dividend & Income Allocation Portfolio	$24,044,052
First Trust Multi Income Allocation Portfolio	347,127
First Trust Dorsey Wright Tactical Core Portfolio	—
First Trust Capital Strength Portfolio	—
First Trust International Developed Capital Strength Portfolio	—
Licensing Information
Standard & Poor’s and S&P are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. (“First Trust”). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX℠, DOW JONES U.S. TOTAL STOCK MARKET INDEX℠ AND DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX℠, DOW JONES U.S. TOTAL STOCK MARKET INDEX℠ AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices’ only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX℠, DOW JONES U.S. TOTAL STOCK MARKET INDEX℠ AND DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX℠, DOW

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
JONES U.S. TOTAL STOCK MARKET INDEX℠ AND DOW JONES COMPOSITE AVERAGE is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX℠, DOW JONES U.S. TOTAL STOCK MARKET INDEX℠ AND DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX℠, DOW JONES U.S. TOTAL STOCK MARKET INDEX℠ AND DOW JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX℠, DOW JONES U.S. TOTAL STOCK MARKET INDEX℠ AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX℠, DOW JONES U.S. TOTAL STOCK MARKET INDEX℠ AND DOW JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
The First Trust Dorsey Wright Tactical Core Portfolio (the “Portfolio”) is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC or its affiliates (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor’s only relationship to First Trust Advisors L.P. (“First Trust”) is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
First Trust does not guarantee the accuracy and/or the completeness of the Capital Strength IndexSM and/or the International Capital Strength IndexSM (together, the “Indexes”) or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Indexes or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.
The First Trust Capital Strength Portfolio and the First Trust International Capital Strength Portfolio (the “Capital Strength Funds”) are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. (“Nasdaq”) or its affiliates (Nasdaq with its affiliates are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Capital Strength Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Capital Strength Funds or any member of the public regarding the advisability of investing in securities generally or in the Capital Strength Funds particularly, or the ability of the Indexes to track general stock market performance. The Corporations’ only relationship to First Trust with respect to the Capital Strength Funds is in the licensing of the Indexes, and certain trade names of the Corporations and the use of the Indexes, which are determined, composed and calculated by Nasdaq without regard to First Trust or the Capital Strength Funds. Nasdaq has no obligation to take the needs of First Trust or the owners of the Capital Strength Funds into consideration in determining, composing or calculating the Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Capital Strength Fund Shares to be issued or in the determination or calculation of the equation by which the Capital Strength Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Capital Strength Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS ORSPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Risk Considerations
Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds’ prospectuses and statements of additional information, as well as other regulatory filings.
Bank Loan Risks. Certain of the Funds invest in bank loans. An investment in bank loans subjects the Fund to credit risk, which is heightened for bank loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these senior floating loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the senior floating rate loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in senior floating rate loan may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks elsewhere in this report, including liquidity risk and the risk of investing in below grade fixed income instruments.
Call Risk. If an issuer calls higher-yielding debt instruments held by the Funds, performance could be adversely impacted.
Convertible Securities Risk. Certain of the ETFs in which certain of the Funds invest may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.
However, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security’s conversion price (i.e., the predetermined price or exchange

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.
Credit Risk. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Currency Exchange Rate Risk. Certain of the ETFs in which certain of the Funds invest may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds’ investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.
Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.
Depository Receipts Risk. Certain of the Funds invest in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.
Dividend Risk. Certain of the Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds’ equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Energy Infrastructure Companies Risk. Certain of the Funds invest in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.
Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.
Equity Securities Risk. Certain of the Funds hold equity securities. The value of the Funds’ shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying ETFs and the Funds.
Exchange-Traded Fund (“ETF”) Risk. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund’s expenses and are subject to duplicative expenses to the extent a Fund invests in other ETFs.
Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
Financial Companies Risk. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.
Fixed Income Securities Risk. An investment in the Funds involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments by the Funds and reduced distributions to shareholders.
Floating Rate Loan Risk. Certain of the ETFs in which certain of the Funds invest may invest in floating rate loans, which may include high yield securities, or “junk” loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral and/or bankruptcy.
The loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. Floating rate loans may also not be considered “securities” under the 1940 Act and therefore prevent the Funds from relying on the anti-fraud provisions of the Act.
Fund of Funds Risk. Certain of the Funds invest in securities of other ETFs, which involves additional expenses that would not be present in a direct investment in such ETFs. Furthermore, the Funds’ investment performance and risks are directly related to the investment performance and risks of the underlying ETFs in which the Funds invest.
High Yield Securities Risk. Certain of the Funds invest in high yield securities, or “junk” bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.
Illiquid Securities Risk. Some of the securities held by certain of the Funds may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.
Income Risk. Income from the Funds’ fixed income investments could decline during periods of falling interest rates.
Index Rebalance Risk. Pursuant to the methodology that First Trust Dorsey Wright Tactical Core Portfolio’s index provider uses to calculate and maintain the Fund’s underlying index, the Fund may own a significant portion of the First Trust ETFs included in the Fund. Such ETFs may be removed from the underlying index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, the Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between the Fund’s annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase the Fund’s costs and market exposure.
Interest Rate Risk. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgage-related securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities. Additionally, the return on the floating rate loans in which the Funds may invest will decline during a period of falling interest rates.
Investment Companies Risk. The Funds may invest in the shares of other investment companies, and therefore, the Funds’ investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund’s expenses and would be subject to duplicative expenses to the extent the Funds invest in other investment companies.
Liquidity Risk. The Funds may be subject to the risks of investing in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Funds may have particular difficulty selling their assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by shareholders.
Loan Prepayment Risk. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.
Management Risk. Certain of the Funds are subject to management risk because they have actively managed portfolios. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that the Funds will achieve their investment objectives.
Market Risk. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.
MLP Risk. Certain of the Funds invest in Master Limited Partnerships (“MLP’s). Investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP. On March 15, 2018, the Federal Energy Regulatory Commission (“FERC”) changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP’s business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.
Mortgage Securities Risk. Certain of the ETFs in which certain of the Funds invest may hold mortgage-related securities, including mortgage-backed securities, which may make the Funds more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy.
Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.
Municipal Bonds Risk. Certain of the ETFs in which certain of the Funds invest may invest in municipal bonds. In addition to being subject to credit, income and interest rate risk (as described in the prospectus), municipal bonds are subject to tax risk. Interest income from municipal bonds is normally not subject to regular federal income tax, but income from municipal bonds held by the underlying ETFs could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal bonds.
Non-Correlation Risk. The Funds’ returns may not match the return of an Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Indexes, and may incur costs in buying and selling securities, especially when rebalancing the Funds’ portfolio holdings to reflect changes in the composition of the Indexes. In addition, the Funds’ portfolio holdings may not exactly replicate the securities included in the Indexes or the ratios between the securities included in the Indexes.
Non-Diversification Risk. The First Trust Dorsey Wright Tactical Core Portfolio is classified as “non-diversified” under the 1940 Act. As a result, the First Trust Dorsey Wright Tactical Core Portfolio is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The First Trust Dorsey Wright Tactical Core Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the First Trust Dorsey Wright Tactical Core Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
Non-U.S. Securities and Emerging Markets Risk. Certain of the Funds invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.
Preferred Securities Risk. The Funds and certain of the ETFs in which certain of the Funds invest, invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.
REIT Risk. Certain of the Funds invest in Real Estate Investment Trusts (“REITs”), and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate

Additional Information (Continued)
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
Small Fund Risk. Certain of the Funds currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds’ market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.
Smaller Company Risk. Certain of the Funds and certain of the ETFs in which certain of the Funds invest, invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TIPS Risk. Certain of the Funds invest in Treasury Inflation Protected Securities (“TIPs”). TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.

Board of Trustees and Officers
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
The Trust’s statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.
Name, Year of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Indefinite Term • Since Trust Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	190	None
Thomas R. Kadlec, Trustee (1957)	• Indefinite Term • Since Trust Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	190	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith, Trustee (1956)	• Indefinite Term • Since Trust Inception	President, Hibs Enterprises (Financial and Management Consulting)	190	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Indefinite Term • Since Trust Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	190	None
INTERESTED TRUSTEE
James A. Bowen(1), Trustee and Chairman of the Board (1955)	• Indefinite Term • Since Trust Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	190	None

(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

Board of Trustees and Officers (Continued)
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(2)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Trust Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Trust Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Since Trust Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

Roger F. Testin (1966)	Vice President	• Indefinite Term • Since Trust Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland (1970)	Vice President	• Indefinite Term • Since Trust Inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P
(2)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Variable Insurance Trust
December 31, 2020 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2020

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISORS
First Trust Multi Income Allocation Portfolio
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
Stonebridge Advisors, LLC
10 Westport Road, Suite C101
Wilton, CT 06897
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
First Trust/Dow Jones Dividend & Income Allocation Portfolio
First Trust Multi Income Allocation Portfolio
First Trust Capital Strength Portfolio
First Trust International Developed Capital Strength Portfolio
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
First Trust Dorsey Wright Tactical Core Portfolio
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $90,750 for the fiscal year ended December 31, 2019 and $122,625 for the fiscal year ended December 31, 2020.

Audit Fees (Investment Advisor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

Audit Fees (Distributor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

Audit Fees (Investment Sub-Advisor)— The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

Audit-Related Fees (Investment Adviser) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

Audit-Related Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

Audit-Related Fees (Investment Sub-Advisor) — The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

(c) Tax Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $12,797 for the fiscal year ended December 31, 2019 and $20,190 for the fiscal year ended December 31, 2020. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Adviser) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

Tax Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

Tax Fees (Investment Sub-Adviser) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

(d) All Other Fees (Registrant) — The aggregate fees for each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

All Other Fees (Investment Adviser) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

All Other Fees (Distributor) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

All Other Fees (Investment Sub-Adviser) — The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2020.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended December 31, 2019 were $12,797 for the registrant, $75,670 for the registrant’s investment adviser, $104,730 for the registrant’s distributor and $32,500 for the registrant’s investment sub-adviser, and for the fiscal year ended December 31, 2020 were $20,190 for the registrant, $23,200 for the registrant’s investment adviser, $29,500 for the registrant’s distributor and $4,000 for the registrant’s investment sub-adviser.
(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Variable Insurance Trust
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 11, 2021
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 11, 2021

* Print the name and title of each signing officer under his or her signature.